UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Securities Exchange Act of 1934
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RLJ Lodging Trust

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2021	RLJ Lodging Trust Notice of Annual Meeting of Shareholders and Proxy Statement
Friday, April 30, 2021 12:00 p.m. Eastern Time
The meeting will be held in a virtual format through a live webcast
Courtyard Charleston Historic District, Charleston, SC

Portfolio Summary as of December 31, 2020
23	STATES AND THE DISTRICT OF COLUMBIA
84%	ROOMS REVENUE CONTRIBUTION
102	HOTELS
22,500	ROOMS

Our business is founded on relationships with our investors, the management companies that operate our hotels, the brands and franchisors of each hotel property, and our associates.
To strengthen and maintain these relationships, we treat our partners, associates and shareholders with fairness based on high ethical and business standards.

RLJ Lodging Trust (NYSE: RLJ) is a self-advised, publicly traded real estate investment trust. RLJ primarily owns premium-branded, high-margin, focused-service, and compact full-service hotels.
We own a geographically diversified portfolio of hotels located in dense urban markets that exhibit multiple demand generators and attractive long-term growth prospects. We believe that our investment strategy allows us to generate high levels of RevPAR, strong operating margins and attractive returns.
Our senior leadership team is comprised of veteran professionals with extensive operating experience and industry relationships, which allows us to enhance overall platform value and compete effectively.
It is our goal to enhance the value of this platform by being open and transparent in our investor communications and by following rigorous corporate governance practices.

3 Bethesda Metro Center
Suite 1000
Bethesda, Maryland 20814
MESSAGE FROM OUR CEO, EXECUTIVE CHAIRMAN AND LEAD INDEPENDENT TRUSTEE

DEAR SHAREHOLDERS:
You are cordially invited to attend the 2021 Annual Meeting of Shareholders of RLJ Lodging Trust (the “Annual Meeting”), which will be held in a virtual format through a live webcast on Friday, April 30, 2021, at 12:00 noon Eastern Time. You will be able to attend the virtual Annual Meeting by first registering at http://register.proxypush.com/RLJ. Further details about the meeting, proposals and voting are included in the accompanying proxy statement.
Your Board of Trustees is unanimously recommending a highly qualified, experienced, diverse and actively engaged slate of nominees for election to the Board at the Annual Meeting.

Your Board nominees are:
Your Board brings executive and financial leadership, a wide range of complementary skills and backgrounds relevant to the Company’s industry including strategy and commitment to shareholder value, and strong gender, racial and ethnic diversity. As a group, the average tenure of the Board’s nominees is approximately seven years with four of nine nominees being new to the Board since 2016.
The accompanying Notice of Annual Meeting, the 2021 Proxy Statement, and our 2020 Annual Report to
Shareholders, which includes our audited financial statements, describe matters to be addressed at the Annual Meeting. Your vote is important and your prompt attention to these materials is greatly appreciated. Regardless of whether you plan to attend the annual meeting, we hope you will vote as soon as possible. We encourage you to carefully read the proxy statement.
On behalf of our Board of Trustees and our employees, we thank you for your continued interest in and support of our company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Leslie D. Hale President and Chief Executive Officer	Robert L. Johnson Executive Chairman	Nathaniel A. Davis Lead Independent Trustee
March 30, 2021

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS | APRIL 30, 2021

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Shareholders of RLJ Lodging Trust will be held:

WHEN
Friday, April 30, 2021 12:00 p.m. Eastern Time
WHERE
The meeting will be held in a virtual-only format through a live webcast; you will be able to attend by first registering at http://register.proxypush.com/RLJ
RECORD DATE
Shareholders of record at the close of business Wednesday March 17, 2021 are entitled to vote

Items of Business
The Annual Meeting will be held for the following purposes:
Proposal		Board Recommendation	See page
1	To elect nine trustees, nominated by the Board, named in the proxy statement	FOR EACH TRUSTEE NOMINEE	7

2	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021	FOR	33
3	To approve, on a non-binding advisory basis, the compensation of our named executive officers	FOR	37
4	To approve the 2021 RLJ Lodging Trust Equity Incentive Plan	FOR	65
	To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting
The Board of Trustees has fixed the close of business on Wednesday, March 17, 2021 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.
Accordingly, only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

This notice and the enclosed proxy statement are first being made available to our shareholders on or about Tuesday, March 30, 2021.
Bethesda, Maryland
March 30, 2021
By Order of the Board of Trustees,
Anita Cooke Wells
Corporate Secretary and Senior
Vice President

NOTICE OF 2021 ANNUAL MEETING OF SHARHOLDERS

YOUR VOTE IS VERY IMPORTANT
Please cast your vote as soon as possible on each proposal to ensure your shares are represented at the virtual Annual Meeting. If you participate in the virtual meeting, you may withdraw your proxy and vote at the meeting, if you desire.
Even if you plan to participate in our virtual Annual Meeting, please read this proxy statement carefully and vote as soon as possible using any of the following methods.
Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote at the virtual meeting, you must obtain a legal proxy issued in your name from that record holder.

HOW TO VOTE
Have your proxy card in hand and follow the instructions.

BY TELEPHONE Dial toll-free 24/7 1-866-883-3382
BY INTERNET Visit 24/7 www.proxypush.com/rlj
BY MAIL Complete, date and, sign your proxy card and send by mail in the enclosed postage-paid envelope
BY MOBILE DEVICE Scan the QR code
The deadline to vote by phone or electronically is 11:59 p.m. Central Time on April 29, 2021. If you vote by phone or electronically, you do not need to return a proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2021
This Proxy Statement, our 2020 Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 2020 are available at http://www.rljlodgingtrust.com/meeting.html.

PROXY STATEMENT

1	PROXY SUMMARY

7	CORPORATE GOVERNANCE AND BOARD MATTERS
7	Proposal 1—Election of Trustees
8	Board of Trustees
20	Board Role and Responsibilities
20	Corporate Governance Profile
21	Corporate Governance Guidelines
22	Code of Business Conduct and Ethics
22	Availability of Corporate Government Materials
23	Board Leadership Structure
24	Board Meetings and Committees
27	Board Overview of Risk Management
28	Shareholder Engagement
29	Environmental, Social and Governance Matters
30	Trustee Compensation
32	Share Ownership Guidelines for Trustees

33	AUDIT COMMITTEE MATTERS
33	Proposal 2—Ratification of the Appointment of Independent Registered Public Accounting Firm
33	Auditor Fees
34	Pre-Approval Policies and Procedures
35	Report of the Audit Committee

36	EXECUTIVE OFFICERS
37	EXECUTIVE COMPENSATION
37	Proposal 3—Non-Binding Advisory Vote to Approve Named Executive Officer Compensation
38	Compensation Discussion and Analysis
54	Compensation Committee Report
54	Compensation Tables and Related Information
65	Proposal 4—Approval of 2021 RLJ Lodging Trust Equity Incentive Plan

74	STOCK OWNERSHIP INFORMATION
74	Security Ownership of Certain Beneficial Owners and Management
75	Certain Relationships and Related Party Transactions

78	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
78	Information Concerning Solicitation and Voting
78	About the Meeting

84	ADDITIONAL INFORMATION
84	Other Matters to Come Before the 2021 Annual Meeting
84	Shareholder Proposals and Nominations for the 2022 Annual Meeting
84	Householding of Proxy Materials

APPENDIX A	2021 RLJ LODGING TRUST EQUITY INCENTIVE PLAN

2021 PROXY STATEMENT | i

PROXY SUMMARY

This summary highlights certain information contained in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
"We," "our," "us" and "the Company" refer to RLJ Lodging Trust.

RLJ Lodging Trust
2021 Annual Meeting of Shareholders
WHEN
Friday, April 30, 2021 12:00 p.m. Eastern Time
WHERE
The meeting will be held in a virtual format through a live webcast; you will be able to attend by first registering at http://register.proxypush.com/RLJ
RECORD DATE
Shareholders of record at the close of business on Wednesday, March 17, 2021 are entitled to vote

Matters to Be Voted on at the Annual Meeting
Proposal		Board Recommendation	See page
1	To elect nine trustees nominated by the Board and named in the proxy statement	FOR EACH TRUSTEE NOMINEE	7
2	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021	FOR	33
3	To approve, on a non-binding advisory basis, the compensation of our named executive officers	FOR	37
4	To approve the 2021 RLJ Lodging Trust Equity Incentive Plan	FOR	65
	To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting
Corporate Governance Highlights
BEST PRACTICES
•
7 of 9 trustees are independent, including all members of our Board Committees

•
Separate Chairman and CEO roles

•
Lead Independent Trustee, with defined duties

•
3 of 9 trustees are women, and 5 of 9 trustees are ethnically diverse

•
Balanced trustee tenure with an average tenure of approximately 7 years

•
Board composition is diverse in age, skills and experiences

•
No staggered board

•
No shareholder rights plan

•
Independent trustees regularly meet without management present

•
Robust Code of Business Conduct and Ethics

•
Annual Board review and self-evaluation

•
Active shareholder engagement and communication

•
Stock ownership requirements for trustees and executive officers

•
Annual election of trustees with a majority voting standard

•
Board responsibility for risk oversight

•
Opted out of the Maryland Unsolicited Takeover Act

•
Engaged an independent compensation consultant

•
Adopted amendments to our Declaration of Trust and bylaws to allow shareholders to amend our bylaws by a majority vote of the outstanding shares entitled to be cast on the matter

•
Rigorous compensation governance practices as discussed in the Compensation Discussion and Analysis section

•
Strong commitment to Environmental, Social and Governance Stewardship

2021 PROXY STATEMENT | 1

PROXY SUMMARY

Board of Trustees Overview
In evaluating our Board and considering Proposal 1, you are encouraged to review the “Corporate Governance and Board Matters” section of this Proxy Statement below. This section discusses the role of the Board in our strategy, our approach to board refreshment, our commitment to ensuring shareholders have an engaged and responsive Board in place with the right skillsets and diversity, our shareholder engagement practices and our strong, shareholder-friendly corporate governance.
100%
trustee attendance at the 2020 annual meeting of shareholders
96%
meeting attendance by all trustees serving in 2020
					Committee Membership
Trustee and Principal Occupation	Age	Trustee since	Independent	Current Public Company Boards	Audit	Compensation	Nominating and Corporate Governance
Robert L. Johnson Founder and Executive Chairman, The RLJ Companies	74	2011		• KB Home • Elevate Credit • Discovery, Inc • G-III Apparel Group Ltd
Leslie D. Hale President and Chief Executive Officer, RLJ Lodging Trust	48	2018		• Macy’s
Senator Evan Bayh Senior Advisor, Apollo Global Management	65	2011		• Berry Plastics • Marathon Petroleum • Fifth Third Bank
Arthur R. Collins Managing Partner, theGROUP	61	2016		• KB Home
Nathaniel A. Davis Executive Chairman, Stride, Inc.	67	2011	since July 2016	• Stride, Inc. • UNISYS
Patricia L. Gibson Co-Founder and Chief Executive Officer, Banner Oak Capital Partners	58	2017		• AIMCO
Robert M. La Forgia Founder, Principal and Chief Executive Officer, Apertor Hospitality, LLC	62	2011		–
Robert J. McCarthy Chairman, McCarthy Investments, LLC; Chairman, Hotel Development Partners	67	2018		• Santander Consumer USA Holdings
Glenda G. McNeal President, Enterprise Strategic Partnerships, American Express Company	60	2011		• Nordstrom
Number of Meetings in 2020				Board—6	5	7	4
Committee Chair	Committee Member	Audit Committee financial expert
Executive Chairman	Lead Independent Trustee	Independent Trustee
2 | investor.rljlodgingtrust.com

PROXY SUMMARY

BOARD COMPOSITION AND ATTRIBUTES

Our Board believes that a fully engaged Board is a strategic asset of the Company, and knowledgeable and fresh viewpoints and perspectives are important for informed decision-making. The Board also believes appropriate tenure can facilitate trustees developing greater institutional knowledge and deeper insight into the Company’s operations across a variety of economic and competitive environments.
Our Board represents a well-balanced mix of long-standing trustees and trustees who have joined in the last several years.

2021 PROXY STATEMENT | 3

PROXY SUMMARY

The following table highlights the deep, diverse mix of skills, qualifications and experience that support value creation and which the Board considered in its selection of each nominee for election to the Board. A particular nominee may possess additional skills, qualifications, expertise and experience even if not expressly indicated below.
Additional information about each trustee is provided in the biographies beginning on page 8.

Trustee Skills, Experiences and Expertise	Evan Bayh	Arthur R. Collins	Nathaniel A. Davis	Patricia L. Gibson	Leslie D. Hale	Robert L. Johnson	Robert M. La Forgia	Robert J. McCarthy	Glenda G. McNeal	# of Trustees
Accounting and finance		●	●	●	●		●		●	6
Brand development and marketing			●			●	●	●	●	5
Business operations and strategy		●	●	●	●	●	●	●	●	8
Corporate governance	●		●		●	●		●	●	6
Global business	●	●	●	●	●	●	●	●	●	9
Government, law and regulatory	●	●	●				●			4
Investment and financial, M&A	●		●	●	●	●	●	●	●	8
Public company board experience	●	●	●	●	●	●	●	●	●	9
Public company executive leadership			●		●	●	●	●	●	6
Real estate experience				●	●	●	●	●		5
Risk management		●	●	●	●	●	●		●	7
Travel and hospitality				●	●	●	●	●	●	6

2020 Business Highlights
Overall, 2020 was an unprecedented year for the Company and the entire lodging industry. Our operating results were severely impacted by the near total shutdown of travel both in the U.S. and globally, which led to the evaporation of all lodging demand. In addition, widespread social unrest in our markets further impacted the operations of our portfolio. In light of these challenges, the Company focused all its efforts on protecting our employees, our guests and our liquidity. We developed and executed an action plan to ensure that we maintained sufficient liquidity to withstand an extended period of uncertainty, given the lack of clarity on the duration and depth of the pandemic. The successful execution of our action plan enabled us to bolster liquidity, minimize cash burn and capture available demand, while also positioning the Company to create shareholder value throughout the lodging recovery.
During 2020, the Company achieved the following objectives:
•
Liquidity: Developed and executed a framework for hotel operations to minimize shortfalls; also took decisive actions at the corporate level, including reducing dividends, capital expenditures and corporate G&A. As a result, the Company reduced its cash burn by over 50%

•
Operations: Developed and executed a framework under which the Company’s hotels (i) benefited from the early return of demand, (ii) returned to profitability in the third and fourth quarter at all open hotels and (iii) ended the year with 95 out of 102 hotels open

•
Financings: Completed multiple amendments to the Company’s unsecured debt, obtaining key covenant wavers while retaining the balance sheet flexibility to execute strategic initiatives

4 | investor.rljlodgingtrust.com

PROXY SUMMARY

•
Balance Sheet: Ended the year with approximately $1.1 billion of available liquidity, no debt maturities until 2022 and approximately four years of liquidity runway, providing the Company with flexibility to pursue both internal and external value creation opportunities

Executive Compensation Highlights

We believe one of the primary goals of executive compensation is to align the interests of our NEOs with those of our shareholders. Specifically, this alignment encourages prudent decision making and allows us to attract and retain the best executive talent. The Compensation Committee has adopted a compensation program designed to link financial and strategic results to executive rewards, recognize favorable shareholder returns, and enhance our competitive position within our segment of the hospitality industry. The Compensation Committee is committed to protecting shareholder interests by using fair and objective evaluation processes for our executives, prioritizing the creation of short-term and long-term shareholder value. Most of each executive’s compensation is tied directly to the achievement of pre-established individual and corporate goals, which we believe helps to ensure that the financial interests of our senior executives are aligned with those of our shareholders. However, in 2020, the Company was forced to suspend operations of substantially all of its hotel properties in response to the elimination of lodging demand due to the COVID-19 pandemic and the related government and health mandates in many markets. In light of the near total shutdown of travel globally and the resulting evaporation of hotel demand, the Company adjusted its focus and directed all of its efforts to sustaining the operating platform. As a result, the Compensation Committee determined to use its discretion to make annual awards that are aligned with shareholder value and reflect (i) management’s handling of the ongoing crisis; (ii) the Company’s reemergence following the suspension of operations at substantially all properties; and (iii) the Company’s positioning and advancement against its long-term objectives.

Over the past two years, we received positive shareholder support for our Say-on-Pay vote.
2021 PROXY STATEMENT | 5

PROXY SUMMARY

2020 TARGET COMPENSATION
COMPENSATION PRACTICES AND POLICIES
WHAT WE DO

•
We base a significant portion of our executive officers’ total compensation opportunity on performance; salaries comprise a modest portion of each executive officer’s total compensation opportunity

•
We generally establish a formulaic short-term incentive bonus program based on pre-established individual and corporate performance goals; however, in 2020, the Compensation Committee adjusted this process to respond to the lodging industry’s performance as a result of the COVID-19 pandemic by exercising its discretion in determining cash bonuses

•
We align our executive officers with our long-term investors by awarding a significant percentage of their equity compensation in the form of multi-year, performance-based equity awards that use relative Total Shareholder Returns as the main metric

•
We enhance executive officer retention with time-based, multi-year vesting equity incentive awards granted for prior-year performance

•
We have a clawback policy

•
We have robust share ownership guidelines for our executives and trustees

•
The Compensation Committee, which is comprised solely of independent trustees, retains an independent compensation consultant, FTI Consulting, Inc.

WHAT WE DON’T DO

•
We do not provide tax gross-up payments to any of our executive officers

•
We do not provide “single-trigger” change in control cash severance payments

•
We do not encourage unnecessary or excessive risk taking as a result of our compensation policies; incentive compensation is not based on a single performance motive

•
We do not guarantee annual salary

•
We do not allow hedging or pledging of our securities

•
We do not offer excessive executive perquisites

6 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND
BOARD MATTERS

Proposal 1—Election of Trustees
Our Board of Trustees is currently composed of nine trustees, all of whom have terms expiring at the 2021 Annual Meeting. In evaluating our Board and considering this Proposal, we encourage you to review the “Corporate Governance and Board Matters” section of this Proxy Statement. This section discusses the role of the Board in our strategy, our approach to Board refreshment, our commitment to ensuring shareholders have an engaged and responsive Board in place with the right skillsets and diversity, our shareholder engagement practices and our strong, shareholder-friendly corporate governance. More information about our nominees is included below.
The nominees, all of whom are currently serving as trustees of the Company, have been recommended by our Board for election or re-election to serve as trustees for one-year terms until the 2022 annual meeting of shareholders and until their successors are elected and qualified. Each nominee has consented to be named in this Proxy Statement and agreed to serve as a trustee if elected by shareholders. Based on its review of the relationships between the trustee nominees and the Company, the Board has affirmatively determined the following trustees are “independent” trustees under the rules of the NYSE and under applicable rules of the Securities and Exchange Commission (the “SEC”): Evan Bayh, Arthur R. Collins, Nathaniel A. Davis, Patricia L. Gibson, Robert M. La Forgia, Robert J. McCarthy and Glenda G. McNeal.
The Board knows of no reason why any nominee would be unable to serve as a trustee. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our bylaws, decrease the size of our Board.

Vote Required and Recommendation
Under our bylaws, to be elected in an uncontested election, trustee nominees must receive the affirmative vote of a majority of the votes cast, which means the number of shares voted FOR a trustee nominee must exceed the number of shares voted AGAINST that nominee. For purposes of the election of trustees, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast for or against a nominee’s election and will have no effect on the result of the vote. There is no cumulative voting with respect to the election of trustees.
If an incumbent trustee fails to be re-elected by a majority of votes cast, that trustee is required under our bylaws to tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board is required to act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and its rationale within 90 days after the election results are certified. Our bylaws require the Board to accept any such resignation if the nominee has received more votes against than for his or her election at each of two consecutive annual meetings of shareholders.

Our Board of Trustees unanimously recommends a vote FOR each of the nominees set forth below.
2021 PROXY STATEMENT | 7

CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Trustees
Nominees for Election for a One-Year Term Expiring at the 2022 Annual Meeting
The following table sets forth the name and age of each nominee for trustee, indicating all positions and offices with us currently held by the trustee nominee.
Name	Age(1)	Title
Robert L. Johnson	74	Executive Chairman of the Board of Trustees
Leslie D. Hale	48	President and Chief Executive Officer of the Company
Evan Bayh	65	Trustee
Arthur R. Collins	61	Trustee
Nathaniel A. Davis	67	Lead Independent Trustee
Patricia L. Gibson	58	Trustee
Robert M. La Forgia	62	Trustee
Robert J. McCarthy	67	Trustee
Glenda G. McNeal	60	Trustee

(1)
Age as of March 31, 2021.

Set forth below are descriptions of the backgrounds and principal occupations of each of our trustee nominees.
8 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • None OTHER CURRENT PUBLIC COMPANY BOARDS • KB Home (NYSE: KBH) • Elevate Credit Inc. (NYSE: ELVT) • Discovery, Inc. (NYSE: DISC) • G-III Apparel Group, Ltd. (NASDAQ: G III)	ROBERT L. JOHNSON	Chairman of the Board since May 2011
FOUNDER AND EXECUTIVE CHAIRMAN, RLJ LODGING TRUST AND THE RLJ COMPANIES LLC Age 74

CAREER HIGHLIGHTS
RLJ Lodging Trust
•
Founder and Executive Chairman (2011 to present)

The RLJ Companies LLC, which owns or holds interests in a diverse portfolio of companies in the banking, private equity, real estate, film production, gaming, fashion and automobile dealership industries
•
Founder and Chairman (2000 to present)

RLJ Development, LLC
•
Co-Founder and Chairman (2000)

Black Entertainment Television (BET), acquired by Viacom Inc. in 2001
•
Chief Executive Officer (until 2006)

•
Founder and Chairman (1979-2006)

EDUCATION
•
B.A., University of Illinois

•
Master of Public Administration, Princeton University

KEY SKILLS AND QUALIFICATIONS
Our Board has determined that Mr. Johnson should serve on our Board based on his experience as a successful business leader and entrepreneur, as well as his experience in a number of critical areas, including:
•
Real estate

•
Finance

•
Brand development

•
Multicultural marketing

The Board has determined that Mr. Johnson’s service on four public boards in addition to his service on the Company’s Board of Trustees will not impair his service on the Company’s Board. Mr. Johnson has announced that he will step down from the Elevate Credit Inc. board of directors as of that company’s 2021 annual meeting of stockholders.

2021 PROXY STATEMENT | 9

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • None OTHER CURRENT PUBLIC COMPANY BOARDS • Macy’s Inc. (NYSE: M)	LESLIE D. HALE	Trustee since May 2018
PRESIDENT AND CHIEF EXECUTIVE OFFICER, RLJ LODGING TRUST Age 48

CAREER HIGHLIGHTS
RLJ Lodging Trust
•
President and Chief Executive Officer (August 2018 to present)

•
Chief Operating Officer, Chief Financial Officer and Executive Vice President (July 2016-2018)

•
Chief Financial Officer, Executive Vice President and Treasurer (2011-2016)

RLJ Development, LLC
•
Chief Financial Officer and Senior Vice President of Real Estate and Finance (2007-2011)

•
Director of Real Estate and Finance, responsible for the finance, tax, treasury and portfolio management functions, as well as executing all real estate transactions (2005-2007)

General Electric Corp.
•
Various leadership positions, GE Capital including as a Vice President, GE Commercial Finance, and as an Associate Director, GE Real Estate Strategic Capital Group (2002-2005)

Goldman Sachs & Co.
•
Investment Banker

EDUCATION
•
B.S., Howard University

•
M.B.A., Harvard Business School

Ms. Hale also currently serves as:
•
Member of the Board of Trustees, Howard University

•
Director of the Federal Reserve Bank of Richmond - Baltimore Branch

KEY SKILLS AND QUALIFICATIONS
Our Board determined Ms. Hale should serve on our Board based on her:
•
Deep involvement in the operational and financial side of the Company’s business including capital allocation, finance, treasury, real estate and business development

•
Knowledge of real estate and the Company and its strategies and opportunities for creating shareholder value; experience and relationships in the lodging industry

•
Experience with long-term strategic planning, asset management, transactions at asset and corporate levels, acquisitions, dispositions, investments, financing, and operational execution

•
Insights into the evolving retail and consumer environment from her service as a director of Macy’s, including her experience as a member of Macy’s audit and finance committees

10 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES
•
Compensation

•
Nominating and
Corporate
Governance
OTHER CURRENT
PUBLIC COMPANY
BOARDS
•
Berry Plastics
(NYSE: BERY)

•
Marathon
Petroleum (NYSE:
MPC)

•
Fifth Third Bank
(NASDAQ: FITB)

SENATOR EVAN BAYH	Trustee since May 2011
SENIOR ADVISOR, APOLLO GLOBAL MANAGEMENT Age 65 | Independent

CAREER HIGHLIGHTS
Apollo Global Management, a leading global alternative asset management firm
•
Senior Advisor (2010 to present)

Cozen O’Connor, an international law firm
•
Senior Advisor, Cozen O’Connor Public Strategies, an affiliate of the firm (2018-2019)

•
Of Counsel (2018-2019)

McGuireWoods LLC, a global diversified law firm
•
Partner (2010)

United States Senate
•
Senator, representing the state of Indiana (1999 - 2010)

•
Served on six Committees: Banking, Housing and Urban Affairs; Armed Services; Energy and Natural Resources; the Select Committee on Intelligence; Small Business and Entrepreneurship; and the Special Committee on Aging

•
Chaired two subcommittees

CAREER HIGHLIGHTS
United States Government
•
Governor of Indiana (1989 - 1997)

EDUCATION
•
B.A., Business Economics, with honors, Indiana University

•
J.D., University of Virginia

KEY SKILLS AND QUALIFICATIONS
Our Board determined Senator Bayh’s experience as a former United States Senator and former Governor of Indiana adds valuable expertise to our Board, in addition to his:
•
Government and regulatory acumen

•
Breadth of management experience

•
Public company board service

•
Knowledge of and contacts in the lodging business

•
Global business environment

•
Cybersecurity

2021 PROXY STATEMENT | 11

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • Compensation • Nominating and Corporate Governance OTHER CURRENT PUBLIC COMPANY BOARDS • KB Home (NYSE: KBH)	ARTHUR R. COLLINS	Trustee since November 2016
FOUNDER AND MANAGING PARTNER, theGROUP Age 61 | Independent

CAREER HIGHLIGHTS
theGROUP, a government relations and public affairs consulting firm
•
Founder and Managing Partner (1989 to present)

EDUCATION
•
B.A., Accounting and Finance, Florida A&M University

•
Doctor of Humane Letters, Florida A&M University

Mr. Collins currently serves as:
•
Chairman of the Board of Trustees, Morehouse School of Medicine

•
Member of the Board of Trustees and Vice Chairman, The Brookings Institution

He has previously served as chairman of the Board of Trustees of Florida A&M University and a member of the Board of Trustees, Meridian International Center.

KEY SKILLS AND QUALIFICATIONS
Our Board determined Mr. Collins should serve on our Board in view of his:
•
Overall business acumen and experience

•
Knowledge of and contacts in the business environment

•
Expertise in governmental affairs and regulatory matters

Further, our Board believes Mr. Collins’ government relations experience will be helpful in navigating and influencing the current governmental and regulatory landscape.

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CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES •Compensation • Nominating and Corporate Governance OTHER CURRENT PUBLIC COMPANY BOARDS • Stride, Inc. (NYSE: LRN) • UNISYS (NYSE: UIS)	NATHANIEL A. DAVIS	Trustee since May 2011
EXECUTIVE CHAIRMAN, STRIDE, INC. Age 67 | Lead Independent Trustee since July 2016

CAREER HIGHLIGHTS
Stride, Inc. (formerly K12, Inc)
•
Executive Chairman (Current)

•
CEO and Executive Chairman (2013 - 2016, 2018 - 2021)

RANND Advisory Group, LLC
•
Managing Director (2003 - 2013)

XM Satellite Radio
•
CEO & President (2006 - 2008)

•
Director (1999 - 2008)

Columbia Capital
•
Executive-in-Residence (2003 - 2006)

XO Communications
•
President & COO (2000 - 2003)

•
Director (2000 - 2003)

EDUCATION
•
B.S., Engineering, Stevens Institute of Technology

•
Master of Science in Computer Science, University of Pennsylvania

•
M.B.A., Wharton School of Business, University of Pennsylvania

KEY SKILLS AND QUALIFICATIONS
Our Board determined Mr. Davis should serve on our Board in view of his:
•
Overall business acumen and experience with venture capital, media and technology

•
Knowledge of business plan and business process management including sales process development

•
Expertise in telecommunications

Our Board also determined that Mr. Davis should serve on our Board based on his extensive financial, operational, executive and entrepreneurial experience. Mr. Davis was promoted to independent leadership of the Board through his status as lead independent trustee.

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CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • Audit • Nominating & Corporate Governance OTHER CURRENT PUBLIC COMPANY BOARDS • AIMCO (NYSE: AIV)	PATRICIA L. GIBSON	Trustee since August 2017
CHIEF EXECUTIVE OFFICER, BANNER OAK CAPITAL PARTNERS, LP Age 58 | Independent

CAREER HIGHLIGHTS
Banner Oak Capital Partners, LP
•
Co-Founder & CEO (2016 to present)

Hunt Realty Investments
•
President (2010-2016)

•
Senior Vice President (1997 - 2010)

Senior Financial Positions
•
Archon Group, a subsidiary of Goldman Sachs & Co.

•
The Travelers Realty Investment Company

•
Director (2000 - 2003)

Ms. Gibson also is a member of the board of directors of Pacolet Milliken Enterprises, Inc., a private investment company focused on energy and real estate investments and is a member of and the former vice-chair of the Industrial and Office Parks Council of the Urban Land Institute. From 2014-2016, she served as the chair of the National Association of Real Estate Investment Managers. Ms. Gibson previously served as a director of FelCor Lodging Trust Incorporated from March 2016 until its merger with a subsidiary of the Company in August 2017.

EDUCATION
•
B.S., Finance, Fairfield University

•
M.B.A., University of Connecticut

•
Certified as a Chartered Financial Analyst

KEY SKILLS AND QUALIFICATIONS
Our Board determined Ms. Gibson should serve on our Board in view of her:
•
Significant financial, real estate, investment and asset management experience

•
Leadership in actively managing real estate platforms and assets

•
Prior experience as a board member of a publicly traded company that owned and operated with hotel company partners a diversified portfolio of hotels

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CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES •Audit • Nominating & Corporate Governance	ROBERT M. LA FORGIA	Trustee since May 2011
PRINCIPAL AND CHIEF EXECUTIVE OFFICER, APERTOR HOSPITALITY, LLC Age 62 | Independent

CAREER HIGHLIGHTS
Apertor Hospitality, LLC
•
Founder, Principal & CEO (2009 to present)

The Atalon Group
•
Executive Vice President (2008 - 2010)

Hilton Hotels Corporation (currently Hilton Worldwide Holdings (NYSE: HLT))
•
Chief Financial Officer (2004 - 2008)

•
Senior Vice President & Controller (1996 - 2004)

•
Numerous Management Positions

Mr. La Forgia serves on the board of advisors of Keystone National Group, a private markets investment management firm specializing in private credit and income-producing real estate. Mr. La Forgia is also a member of the board of advisors of Sundance Bay, a real estate private equity firm specializing in multifamily, debt and net lease investments.

EDUCATION
•
B.S., Accounting, Providence College

•
M.B.A., Anderson School of Management, University of California, Los Angeles

KEY SKILLS AND QUALIFICATIONS
Our Board determined Mr. La Forgia should serve on our Board in view of his:
•
Significant experience in accounting, finance, real estate, capital markets and hospitality

•
Solid experience in hospitality as evidenced by his 26-year tenure at Hilton Hotels, a publicly held company

•
Valuable experience in board deliberations and oversight specific to the Company’s strategic direction

Our Board also determined that Mr. La Forgia qualifies as an “audit committee financial expert.”

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CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • Audit • Nominating & Corporate Governance OTHER CURRENT PUBLIC COMPANY BOARDS • Santander Consumer USA (NYSE: SC)	ROBERT J. MCCARTHY	Trustee since February 2018
CHAIRMAN, MCCARTHY INVESTMENTS, LLC AND CHAIRMAN, HOTEL DEVELOPMENT PARTNERS Age 67 | Independent

CAREER HIGHLIGHTS
McCarthy Investments, LLC
•
Chairman (Current)

Hotel Development Partners
•
Chairman (Current)

Marriott International (Retired 2014)
•
Chief Operations Officer

•
Oversight for Global Lodging Services, The Ritz Carlton Hotel Company

•
Reporting responsibility for Marriott’s four continental operating divisions spanning 4,000 hotels across 20 lodging brands

•
Group President of the Americas with oversight of more than 3,000 hotels

In addition to Mr. McCarthy’s public board service, he is a board member at Meeting Play, a technology company serving the hospitality industry.

EDUCATION
•
B.S., Business Administration, Villanova University

•
Mr. McCarthy also serves as a member of the Board of Trustees of Villanova University.

KEY SKILLS AND QUALIFICATIONS
Our Board determined Mr. McCarthy should serve on our Board in view of his:
•
Significant leadership and success in the lodging industry

•
Extensive experience in hotel operations and hotel acquisitions and dispositions

•
Multifaceted operational experience, including oversight of revenue management, sales, marketing, brand management, architecture and construction, and information services

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CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • Audit • Nominating & Corporate Governance OTHER CURRENT PUBLIC COMPANY BOARDS • Nordstrom (NYSE: JWN)	GLENDA G. MCNEAL	Trustee since May 2011
PRESIDENT, ENTERPRISE STRATEGIC PARTNERSHIPS, AMERICAN EXPRESS COMPANY Age 60 | Independent

CAREER HIGHLIGHTS
American Express Company (NYSE:AXP)
•
President, Enterprise Strategic Partnerships (Current)

•
Executive Vice President & General Manager, Global Client Group

•
Various executive positions including strategy, business development, client management, payments and marketing

Solomon Brothers, Inc.
•
1987 - 1989

Arthur Andersen, LLP
•
1982 - 1984

In addition, Ms. McNeal serves on the board of directors of American Express Global Business Travel (the company’s joint venture travel management company) and the World Travel & Tourism Council. Her previous board experience includes the United States Steel Corporation and several not-for-profit organizations.

EDUCATION
•
B.A., Accounting, Dillard University

•
M.B.A., Finance, Wharton School of Business, University of Pennsylvania

KEY SKILLS AND QUALIFICATIONS
Our Board determined Ms. McNeal should serve on our Board in view of her:
•
Significant experience in strategic planning, business development, partner management, credit card services, payments, and travel-related businesses

•
Extensive leadership experience in managing and negotiating strategic partnerships and global business relationships

•
Solid operational and public board experience; brings expertise in board deliberations and oversight

Independence of Trustees
NYSE listing standards require NYSE-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent trustees. Under the NYSE listing standards, no trustee of a company qualifies as “independent” unless the board of trustees of the company affirmatively determines that the trustee has no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with such company).
The Board currently has nine trustees, a majority (seven) of whom our Board affirmatively has determined, after broadly considering all relevant facts and circumstances, to be “independent” under the listing standards of the NYSE and under applicable rules of the SEC. The Board affirmatively has determined that each of the following trustees is independent under these standards:
Robert L. Johnson and Leslie D. Hale are not independent as they are executive officers of the Company.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board Qualifications, Attributes, Skills and Background
TRUSTEE SELECTION PROCESS
For all trustees, we require independence, integrity, personal and professional ethics, business judgment, and the ability and willingness to commit sufficient time to the Board. Our Board considers many factors in evaluating the suitability of individual trustee candidates, including their general understanding of global business, sales and marketing, finance, and other disciplines relevant to the success of a large, publicly traded company; understanding of our business and technology; educational and professional background; personal accomplishments; and national, gender, age and ethnic diversity. The Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new trustee candidates are selected.
To further the Company’s goal of ensuring that our Board consists of a diversified group of qualified individuals who function effectively as a group and will drive shareholder value, our Nominating and Corporate Governance Committee seeks trustee candidates that possess a reputation, both personal and professional, consistent with the image and reputation of the Company, as well as a willingness and ability to devote adequate time and resources to perform Board duties diligently.
In addition to our Corporate Governance Guidelines that emphasizes the minimum standards to be used in considering potential trustee candidates, the Nominating and Corporate Governance Committee also has approved a written policy regarding qualification and nomination of trustee candidates. Among other things, the policy sets forth certain additional qualities and skills that, while not a prerequisite for nomination, are considered by the Nominating and Corporate Governance Committee when evaluating a particular trustee candidate. These additional qualities and skills include the following:
•
whether the person possesses specific industry knowledge, expertise or contacts, including in the commercial real estate industry, and familiarity with general issues affecting the Company’s business

•
whether the person, if nominated and elected to the Board, would qualify as an “audit committee financial expert” as such term is defined by the SEC

•
whether the person would qualify as an “independent” trustee under the NYSE’s listing standards and our Corporate Governance Guidelines

•
the importance of a diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise

The Nominating and Corporate Governance Committee will seek to identify trustee candidates based on input provided by a number of sources, including:
•
other members of the Nominating and Corporate Governance Committee

•
other members of the Board

•
shareholders of the Company

The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified trustee candidates, and has engaged a search firm in prior searches; however, we do not currently employ a search firm, or pay a fee to any other third party, to locate qualified trustee candidates.
As part of the candidate identification process, the Nominating and Corporate Governance Committee evaluates the skills, expertise and diversity possessed by the current Board, and whether there are additional skills, expertise or diversity that should be added to complement the composition of the existing Board. The Nominating and Corporate Governance Committee considers whether existing trustees have indicated a willingness to continue to serve as trustees if re-nominated. Once trustee candidates have been identified, the Nominating and Corporate Governance Committee will then evaluate each candidate in light of his or her qualifications and credentials, and any additional factors the Nominating and Corporate Governance Committee deems necessary or appropriate. Existing trustees who are being considered for re-nomination will be re-evaluated as part of the Nominating and Corporate Governance Committee’s process of recommending trustee candidates. All candidates submitted by shareholders will be evaluated in the same manner, provided that advance notice and other requirements set forth in our bylaws have been followed.
After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends to the Board the nomination of candidates equal to the number of trustee positions to be filled at the Annual Meeting of Shareholders. The Board selects the Board’s trustee nominees for shareholders to consider and vote upon at the Annual Meeting of Shareholders.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board Refreshment
Our Board believes that a fully engaged Board is a strategic asset of the Company, and that knowledgeable and fresh viewpoints and perspectives are important for informed decision-making. The Board also believes appropriate tenure can facilitate trustees developing greater institutional knowledge and deeper insight into the Company’s operations across a variety of economic and competitive environments.
Prior to Board vacancies, the Board periodically evaluates whether it collectively has the right balance of skills, experience, attributes and diverse viewpoints necessary for it to drive shareholder value. The results of this evaluation help inform the Board of the desirable skills preferred for potential Board nominees and to screen trustee candidates.
As part of planning for Board refreshment and trustee succession, the practice of the Nominating and Corporate Governance Committee has been to periodically consider potential trustee candidates. As a result of this ongoing review, in the last three years the Board has appointed four new trustees.
With the Board’s recommended slate of nine nominees, including four trustees that have joined the Board since 2016, the Board believes it has an appropriately balanced board and will continue to consider opportunities to strengthen the Board’s composition over time. As a group, the average tenure of the nominees for election to the Board is approximately seven years.

Board Diversity
Our Corporate Governance Guidelines list the various characteristics the Nominating and Corporate Governance Committee should consider in reviewing candidates for the Board. In addition to relevant business experience, qualifications, attributes, skills and willingness to devote sufficient time to the Board and its committees, our Corporate Governance Guidelines enumerate personal characteristics that should be considered, including reputation, high integrity, ability to exercise sound judgment and an adherence to the highest ethical standards.
In order to ensure the Board benefits from diverse perspectives, our Board and Nominating and Corporate Governance Committee seek qualified nominees from a variety of backgrounds, including candidates of age, gender and ethnic diversity. The Board and Nominating and Corporate Governance Committee consider our Board’s diversity as a strength. To that end, we evaluate such characteristics in concert with the business and personal characteristics described above. The result is a slate of trustee nominees where 66% of our trustee nominees contribute to gender/ethnic diversity.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board Role and Responsibilities
Our Board of Trustees acts as the steward of the Company for the benefit of all shareholders. Our trustees exercise their business judgment in the best interests of the Company and its shareholders consistent with their legal duties. Our trustees also bring to the Board a wealth of business experience and a track record of excellent business judgment in various situations relevant to the Company’s operations. As further discussed below, our Board also prioritizes shareholder engagement and believes hearing and listening to shareholder perspectives firsthand is valuable for both management and the trustees of the Board.
The Board is committed to ensuring our overall business strategy is designed to create long-term value for our shareholders. By playing an active role in formulating, planning and overseeing the implementation of the Company’s strategy, the Board engages in a robust strategic planning process during which key elements of our business and financial plans, strategies and near- and long-term initiatives are developed and reviewed. This process includes a thorough review of the
Company’s overall strategy, opportunities, challenges and capabilities with our senior management team. In addition to business strategy, the Board reviews the Company’s short-term and long-term financial plans, which serve as the basis for the annual operating and capital plans for the upcoming year. The Board evaluates progress made, as well as related challenges and risks, with respect to our strategy and plans throughout the year.
Our Board has been actively engaged in overseeing the execution of the Company’s near-term strategic initiatives to increase shareholder value. These near-term priorities include:
(1)
realizing ongoing operational synergies from the restructured portfolio and harvesting embedded value from the Company’s assets;

(2)
investing capital in the Company’s core assets and attractive growth markets to drive additional market share and growth through select renovations and brand conversions; and

(3)
maintaining a low-levered and flexible balance sheet with a strong liquidity position.

The Board will continue to oversee and support actions to enhance value for all shareholders and be intensely engaged in the Company’s strategic direction and future.

Corporate Governance Profile
We have developed a corporate governance framework designed to ensure our Board has the authority and practices in place to review and evaluate our business operations and to make decisions independent of management. Our goal is to align the interests of trustees, management and shareholders, and comply with or exceed the requirements of the NYSE and applicable laws and regulations. This framework establishes the practices our Board follows with respect to, among other things, Board composition and member selection, Board meetings and involvement of senior management, trustee compensation, CEO performance evaluation, management succession planning and Board committees. The Board is committed to seeking opportunities for improvements on an ongoing basis. On an annual basis, the Board updates our corporate governance framework based on shareholder feedback, results from the annual shareholders meeting, the Board and committees’ self-assessments, governance best practices and regulatory developments.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Notable features of our corporate governance structure include the following:
CORPORATE GOVERNANCE OVERVIEW
•
Our Board is actively involved in the oversight of strategic and risk management issues

•
Our Board regularly evaluates its own practices and composition

•
Our Board prioritizes shareholder engagement and takes actions to strengthen the Company

•
Lead Independent Trustee

•
No staggered board

•
Annual election of trustees, with a majority voting standard in uncontested elections

•
Plurality voting standard only applies if, as of the record date for an annual meeting, the number of trustee nominees exceeds the number of trustees to be elected

•
7 of our 9 trustees are independent under the listing standards of the NYSE and applicable SEC rules, including all members of our Board Committees

•
Separate Chairman and CEO roles

•
We adopted amendments to our Declaration of Trust and bylaws to allow shareholders to amend our bylaws by a majority vote of the outstanding shares entitled to be cast on the matter

•
We have opted out of all of the Maryland business combination, control share acquisition and unsolicited takeover statutes, and in the future, we cannot opt back in to any of these provisions without shareholder approval

•
No shareholder rights plan

Although we have opted out of the Maryland unsolicited takeover statute, we note that, pursuant to provisions in our Declaration of Trust and bylaws, we currently:
•
require, unless called by the Executive Chairman or Chairman of the Board, Chief Executive Officer, President or a majority of our trustees, the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at a meeting to call a special meeting

•
provide that trustees may only be removed for cause and then only by the affirmative vote of holders of at least two-thirds of the votes entitled to be cast in the election of trustees

•
provide that the number of trustees may be determined by our Board and that our trustees may fill vacancies on our Board; shareholders accordingly do not have the authority to determine the number of trustees on our Board or to fill vacancies on the Board other than vacancies resulting from the removal of a trustee

Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines which provide a flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. The Corporate Governance Guidelines reflect the Board’s commitment to monitoring the effectiveness of decision-making at the Board and management level and ensuring adherence to good corporate governance principles, all with a goal of enhancing shareholder value over the long term. The Corporate Governance Guidelines address, among other things:
•
the responsibilities and qualifications of trustees, including trustee independence, the responsibilities, composition and functioning of the Board committees, and the appointment and role of the lead trustee
•
board refreshment and tenure

•
principles of trustee compensation

•
review of management succession

Our Corporate Governance Guidelines are subject to annual review by the Nominating and Corporate Governance Committee.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Code of Business Conduct and Ethics
Our Board has adopted and maintains a Code of Business Conduct and Ethics that applies to our officers (including our President and Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer), trustees and employees. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:
•
honest and ethical conduct, including the honest and ethical handling of actual or potential conflicts of interest between personal and professional relationships

•
compliance with applicable governmental laws, rules and regulations

•
full, fair, accurate, timely and understandable disclosure in the reports we file with or submit to the SEC and/or in other public communications

•
fair dealing with our customers, suppliers, consultants, competitors, employees and other persons with whom we interact

•
prompt internal reporting of violations of the Code of Business Conduct and Ethics to appropriate persons

•
accountability for adherence to the Code of Business Conduct and Ethics

Any waiver of, or amendments to, the Code of Business Conduct and Ethics that apply to our executive officers or trustees may be made only by the Nominating and Corporate Governance Committee or another committee of the Board comprised solely of independent trustees or a majority of our independent trustees. Any waivers will be disclosed promptly. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Business Conduct and Ethics applicable to our President and Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer by posting such information on our website at www.rljlodgingtrust.com, under the section, “Investor Relations—Corporate Governance.”

Availability of Corporate Governance Materials
Shareholders may view our corporate governance materials on our website at investor.rljlodgingtrust.com/corporate-governance. These documents are available in print to any shareholder who sends a written request to:
RLJ Lodging Trust Attention: Investor Relations 3 Bethesda Metro Center Suite 1000 Bethesda, Maryland 20814
Information at or connected to our website is not and should not be considered a part of this Proxy Statement.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure
Separate Chairman and Chief Executive Officer Positions
ROBERT L. JOHNSON Founder and Executive Chairman since the formation of the Company in 2011
Both Mr. Johnson and Ms. Hale are executive officers of the Company. The separation of the roles of Chairman and Chief Executive Officer allows Mr. Johnson and Ms. Hale to have leadership roles on the executive management team, which our Board believes is important in light of their:
•
roles with our predecessor entities

•
knowledge of the Company

•
extensive experience and expertise in the lodging and hospitality industry

LESLIE D. HALE Chief Executive Officer and President since August 2018
Our Board continues to believe our current leadership structure, including separate positions of Executive Chairman and Chief Executive Officer, provides an effective leadership model for the Company which benefits from the distinct abilities and experience of both individuals.
The Board also believes having an Executive Chairman is useful as it ensures that our Board leadership retains a close working relationship with management.

Lead Independent Trustee
Our Board believes that its governance structure ensures a strong, independent Board even though the Board does not have an independent Chairman. To strengthen the role of our independent trustees and encourage independent Board leadership, the Board also has established the position of lead independent trustee, which currently is held by Nathaniel A. Davis.
In accordance with our Corporate Governance Guidelines, the responsibilities of the lead independent trustee include, among others:
•
serves as liaison between:

(i)
management, including the President and Chief Executive Officer

(ii)
our other independent trustees

(iii)
interested third parties and the Board

•
presides at executive sessions of the independent trustees

•
serves as the focal point of communication to the Board regarding management plans and initiatives

NATHANIEL A. DAVIS Lead Independent Trustee since July 2016

•
ensures the line between Board oversight and management operations is respected

•
provides the medium for informal dialogue with and between independent trustees, allowing for free and open communication within that group

•
serves as the communication conduit for third parties who wish to communicate with the Board

Our lead independent trustee will be selected on an annual basis by a majority of independent trustees then serving on the Board.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board Meetings and Committees
Board Meetings
6
Board meetings (including telephonic meetings) held in 2020
100%
attendance at 2020 annual meeting of shareholders by all trustees
96%
Board and applicable committee meeting attendance by all trustees serving in 2020

•
Trustees are expected to attend, in person or by telephone, all Board meetings and meetings of committees on which they serve.

•
Pursuant to our Corporate Governance Guidelines, trustees are expected to attend our Annual Meeting of Shareholders.

•
In addition, during 2020, management met regularly with the Board members informally outside of regular Board meetings, keeping the Board informed of the Company’s responses to the COVID-19 pandemic and providing periodic updates on Company matters, including the Company’s operating performance.

Board Committees
The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. All members of the committees described below are “independent” of the Company as that term is defined in the NYSE’s listing standards.

The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:
		Committee Memberships
Trustee	Independent	Audit	Compensation	Nominating and Corporate Governance
Evan Bayh
Arthur R. Collins
Nathaniel A. Davis
Patricia L. Gibson
Robert M. La Forgia
Robert J. McCarthy
Glenda G. McNeal
Meetings in FY 2020*		5	7	4
Attendance at meetings		100%	95%	89%
Committee Chair	Committee Member	Audit Committee financial expert

*
Including telephonic meetings

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MEMBERS
•Robert M. La Forgia
•
Patricia L. Gibson

•
Robert J. McCarthy

•
Glenda G. McNeal

–
Our Board has determined that all
of the members of the Audit
Committee meet the requirements
of independence, experience,
financial literacy and expertise as
determined by our written charter,
the NYSE, the Sarbanes-Oxley
Act of 2002, the Securities
Exchange Act of 1934, as
amended and applicable SEC
rules and regulations.

–
Our Board also has determined
that Mr. La Forgia is an “audit
committee financial expert,” as
defined by the applicable SEC
regulations and NYSE corporate
governance listing standards.

–
Each member has accounting or
related financial management
expertise.

AUDIT COMMITTEE CHARTER
The Audit Committee charter is
available on our website at:
investor.rljlodgingtrust.com/
corporate-governance.
REPORT OF THE AUDIT
COMMITTEE
The Audit Committee Report is on
page 35 of this proxy statement.
AUDIT COMMITTEE	Meetings in FY 2020	5

 ALL MEMBERS ARE INDEPENDENT
PRIMARY RESPONSIBILITIES
The principal functions of our Audit Committee include oversight related to:
•
our accounting and financial reporting processes

•
the integrity of our consolidated financial statements and financial reporting process

•
our systems of disclosure controls and procedures and internal control over financial reporting

•
our compliance with financial, legal and regulatory requirements

•
the review of all related party transactions in accordance with our related party transactions policy

•
the evaluation of the qualifications, independence and performance of our independent registered public accounting firm

•
the performance of our internal audit function

•
our overall risk profile

Our Audit Committee is also responsible for:
•
engaging an independent registered public accounting firm

•
reviewing with the independent registered public accounting firm the plans and results of the audit engagement

•
approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services

•
reviewing the independence of the independent registered public accounting firm

•
considering the range of audit and non-audit fees

•
reviewing the adequacy of our internal accounting controls

Our Audit Committee also prepares the audit committee report required by SEC regulations to be included in our annual Proxy Statement.

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CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS •Nathaniel A. Davis • Evan Bayh • Arthur R. Collins COMPENSATION COMMITTEE CHARTER The Compensation Committee charter is available on our website at: investor.rljlodgingtrust.com/ corporate-governance. COMPENSATION COMMITTEE REPORT The Compensation Committee Report is on page 54 of this proxy statement.	COMPENSATION COMMITTEE	Meetings in FY 2020	7

 ALL MEMBERS ARE INDEPENDENT
PRIMARY RESPONSIBILITIES
The principal functions of our Compensation Committee include:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives, and determining and approving the remuneration of our Chief Executive Officer based on such evaluation

•
reviewing and approving the compensation of other executive officers

•
reviewing our executive compensation policies and plans

•
implementing and administering our incentive and equity-based compensation plans

•
determining the number of restricted share awards to be granted to trustees, executive officers and other employees pursuant to these plans

•
assisting management in complying with our Proxy Statement and annual report disclosure requirements

•
producing a report on executive compensation to be included in our annual Proxy Statement

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for trustees

Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee of the Board of Trustees are Nathaniel A. Davis, Evan Bayh and Arthur R. Collins, each of whom is an independent trustee. None of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Trustees or the Compensation Committee. Accordingly, during 2020 there were no interlocks with other companies within the meaning of the SEC’s proxy rules.

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MEMBERS •Evan Bayh • Arthur R. Collins • Nathaniel A. Davis • Patricia Gibson • Robert M. La Forgia • Robert J. McCarthy • Glenda G. McNeal	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	Meetings in FY 2020	4

 ALL MEMBERS ARE INDEPENDENT
PRIMARY RESPONSIBILITIES
The principal functions of our Nominating and Corporate Governance Committee include:
•
identifying and recommending to the Board qualified trustee candidates for election and recommending nominees for election as trustees at the annual meeting of shareholders

•
implementing and monitoring our Corporate Governance Guidelines

•
reviewing and making recommendations on matters involving the general operation of our Board, including board and committee size and composition

•
recommending to our Board nominees for each committee of our Board

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER The Nominating and Corporate Governance Committee charter is available on our website at: investor.rljlodgingtrust.com/ corporate-governance.
•
facilitating the annual assessment of our Board’s performance as a whole and of the individual trustees as required by applicable law, regulations and the NYSE corporate governance listing standards

•
overseeing the Board’s evaluation of management

Executive Sessions of Non-Management Trustees
In order to promote open discussion among non-management trustees, our Board devotes a portion of each regularly scheduled Board and committee meeting to executive sessions without management participation. This practice is in accordance with our Corporate Governance Guidelines and the NYSE listing standards. In addition, our Corporate Governance Guidelines provide that if the group of non-management trustees includes trustees who are not independent, as defined in the NYSE’s listing standards, at least one such executive session convened per year shall include only independent trustees. The lead independent trustee presides at these sessions.

Communications with the Board
Shareholders and other interested parties may communicate with the Board by sending written correspondence to:
The Corporate Secretary will then direct such correspondence to the lead independent trustee. The lead trustee will decide what action should be taken with respect to the communication, including whether the communication should be reported to the full Board.

Lead Independent Trustee RLJ Lodging Trust c/o Corporate Secretary 3 Bethesda Metro Center Suite 1000 Bethesda, Maryland 20814
Board Oversight of Risk Management
One of our Board’s most important roles is to oversee various risks that we may face from time to time. During the past year, the Board was especially focused on the risks presented by the COVID-19 pandemic and met formally and informally with management to review and discuss these risks at both the corporate and property levels.
The Board and its committees assess whether management has an appropriate framework to manage risks and whether that framework is operating effectively. On a regular basis, the Board and its committees engage with management on risk as part of broad strategic and operational discussions which encompass interrelated risks, as well as on a risk-by-risk basis. The Board executes its oversight responsibility directly and through its committees, who regularly report back to the Board. Each committee has a charter describing its specific responsibilities, which are summarized below. The Board exercises direct oversight of strategic risks to the Company and other risk areas not delegated to one of its committees. We believe the Board’s leadership structure, supermajority of independent trustees, and allocation of oversight responsibilities to appropriate committees, provides effective board-level risk oversight.

2021 PROXY STATEMENT | 27

CORPORATE GOVERNANCE AND BOARD MATTERS

Our Board uses its committees to assist in its risk oversight function as follows:
AUDIT COMMITTEE

Audit Committee responsibilities include, among others:
•
oversight relating to the integrity of our financial statements and financial reporting process

•
compliance with financial, legal and regulatory requirements

•
the performance of our internal audit function

•
our overall risk profile

COMPENSATION COMMITTEEE

Compensation Committee responsibilities include, among others:
•
oversight of risks related to our compensation practices and plans to ensure that such practices and plans:

(i)
are designed with an appropriate balance of risk and reward in relation to our overall business strategy

(ii)
do not encourage excessive or unnecessary risk-taking behavior

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Nominating and Corporate Governance Committee responsibilities include, among others:
•
oversight of the general operations of the Board

•
the Company’s compliance with our Corporate Governance Guidelines and applicable laws and regulations, including applicable rules of the NYSE

•
corporate governance-related risk

The Board believes the composition of its committees, and the distribution of the particular expertise of committee members, makes this an appropriate structure to effectively monitor the risks discussed above.
Due to their executive management positions, Mr. Johnson and Ms. Hale frequently communicate with other members of our management and periodically update the Board on the important aspects of the Company’s day-to-day operations. The Board also receives periodic updates from members of senior management regarding financial risks, legal and regulatory developments, and policies and mitigation plans intended to address the related financial and legal risks.

Shareholder Engagement
Our Board is committed to being a responsible and responsive steward of shareholder capital, deeply engaged in the Company’s strategic direction and performance. To that end, building and maintaining long-term relationships with our shareholders is a core goal of the Company, and there is no higher priority than earning and keeping the trust of our shareholders as we build value for the long-term.
Effective corporate governance includes regular constructive conversations with our shareholders to proactively seek shareholder insights and to answer shareholder inquiries. We strive to maintain an active dialogue with shareholders to ensure a diversity of perspectives is thoughtfully considered on issues including strategy, business performance, risk, culture and workplace topics, compensation practices, and a broad range of environmental, social and governance (‘‘ESG’’) issues. Ms. Hale, Sean Mahoney, our CFO, and Nikhil Bhalla, our Treasurer and Senior VP, Finance, engage with shareholders and provide a summary of all relevant feedback to our Board. In 2020, members of management engaged with a cross-section of shareholders. In addition, our Investor Relations group engages with our shareholders throughout the year, frequently along with Ms. Hale and/or Mr. Mahoney. Our lead independent trustee and other independent trustees, as schedules have permitted, have also participated in shareholder meetings in recent years. Both management and the Board believe engaging with our shareholders is a year-round priority, not simply a box to check as we near our Annual Meeting. Our Board and management regularly consider shareholder perspectives and input in making determinations with respect to the Company.
As noted above, each year the Board updates our corporate governance framework based on a number of inputs, including shareholder feedback. To communicate broadly with our shareholders, we also seek to transparently share ESG information relevant to our shareholders through our Investor Relations website, our Annual Report, and this Proxy Statement.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Environmental, Social and Governance Matters
We recognize the importance of ESG matters in risk mitigation and in creating and sustaining long-term shareholder value. Given our long-lasting commitment to our shareholders, we have historically invested heavily in our properties to ensure that operations are conducted in an environmentally friendly and socially responsible manner.
To guide our ESG efforts moving forward, we set a series of sustainability objectives as part of our corporate responsibility strategy. To report on our progress and to ensure accountability and transparency for our stakeholders, we will provide annual updates to our ESG disclosures, which are aligned with the Global Reporting Initiative (“GRI”) and the Sustainable Accounting Standards Board (“SASB”).

Diversity and Inclusion
We have a long-standing commitment to diversity and inclusion. Our Board of Trustees is diversified; 33% of the members are women, and 56% are minorities, including our President and Chief Executive Officer, who is an African-American woman. Additionally, at year-end 2020, 57% of our employees were racially diverse, and 51% of our employees were women. We are proud that our organization is governed and propelled by such a diverse group of individuals, which we believe contributes to our Company’s success now, and in the long-term.
Our senior leadership team has introduced various initiatives to ensure that our Company remains inclusive and supportive for all, including:
•
Conducting regular training on “Creating a Respectful Workplace,” which focuses on unconscious bias, discrimination and harassment

•
Holding a regular discussion series called “Conversations in Courage” to encourage employees to discuss issues related to racial unrest and diversity

•
Leveraging a diverse slate of candidates for all job vacancies, including senior leadership

Environmental Oversight

We own premium branded, high margin focused-service and compact full-service hotels and related real estate, generally under the Marriott International, Hilton Hotels and Hyatt Hotels brands. From an environmental perspective, we are concerned about the impact of the renovation and operation of our hotels on the environment. We have implemented programs to reduce energy consumption at our hotels. Moving forward, we intend to comprehensively analyze sustainability performance indicators (including energy, water, waste and greenhouse gas emissions) and build upon our initial efforts. We are committed to reducing the prospect of long-term environmental damage and, where economically reasonable, we aggressively seek opportunities to do so. Our efforts include:
•
Energy-efficient lighting

•
Water Conservation

•
Building Energy Management Systems

•
Guest Room Energy Management Systems

•
Upgrades to Building HVAC Systems

Corporate Citizenship

The Company takes seriously its responsibility to strengthen the communities in which we operate. We are always focused on adding real value to our community. Our corporate programs are especially focused on benefiting the underserved children and young people of the Washington, D.C. area and those in need, including:
•
Junior Achievement

•
The Boys and Girls Club

•
Generation Hope (supporting teen parents to obtain college degrees)

•
Global Scholars Foundation (supports college readiness, financial literacy, cultural education and travel experience for Washington DC high school students)

•
Don Bosco Cristo Rey (high school student work-study and mentorships); since 2010, we have invested more than $350,000 in the Don Bosco Cristo Rey program

•
Montgomery County (Maryland) Habitat for Humanity (corporate sponsorship and associate participation)

RLJ maintains an updated website devoted to the Company’s ongoing ESG initiatives, which can be accessed at: http://rljlodgingtrust.com/jobpdfs/EnvirCorpSocialResGovPolicy.pdf.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Trustee Compensation
The members of our Board who are also our employees do not receive additional compensation for their services on the Board. During the fiscal year ended December 31, 2020, annual compensation for non-employee trustees was based on the following schedule:
Board of Trustees Role	Annual Retainer ($)	Annual Share Award ($)
Board Trustee	75,000	110,000
Lead Trustee	30,000
Committee Chairs
• Audit Committee	20,000
• Compensation Committee	20,000
• Nominating and Corporate Governance Committee	15,000
Board Membership
• Audit Committee	10,000
• Compensation Committee	10,000
• Nominating and Corporate Governance	7,500
Each non-employee trustee receives the annual base retainer for his or her services in cash (or, as discussed below, in common shares) in quarterly installments paid in arrears in conjunction with quarterly Board meetings. In addition to the annual retainers, each non-employee trustee will receive an annual equity award of restricted shares with an aggregate value of  $110,000, which will vest ratably on the first four quarterly anniversaries of the date of grant, subject to the trustee’s continued service on our Board. We also reimburse each of our trustees for his or her travel expenses incurred in connection with his or her attendance at full Board and committee meetings.
Our non-employee trustees may elect to receive all or a portion of any annual cash retainer (including cash retainers for service as a chairperson of any committee or for service as lead trustee) in the form of common shares. During 2020, none of the trustees elected to receive their cash retainer in Company common shares.
In addition, each of our non-employee trustees is entitled to receive an annual allowance of  $3,000 for use at the Company’s hotels in each calendar year. If a non-employee trustee does not use the allowance in that calendar year, the allowance is forfeited. In 2020, none of the Company’s trustees utilized the trustee hotel allowance.
The following table provides information on the compensation of our non-employee trustees for the fiscal year ended December 31, 2020.
Mr. Johnson and Ms. Hale received no separate compensation for their service as trustees of the Company. For information related to the compensation of Mr. Johnson and Ms. Hale, please refer to “Compensation of Executive Officers—Summary Compensation Table.”

Trustee Compensation Table
The following table sets forth the compensation paid to each individual who served as a non-employee member of our Board in 2020.
Non-Employee Trustee	Fees Earned or Paid in Cash ($)	Share Awards(2) ($)	All Other Compensation ($)	Total ($)
Evan Bayh	100,000	109,994(3)	1,195(4)	211,189
Arthur R. Collins	92,500	109,994(3)	1,195(4)	203,689
Nathaniel A. Davis	132,500	109,994(3)	1,195(4)	243,689
Patricia L. Gibson	92,500	109,994(3)	1,195(4)	203,689
Robert M. La Forgia	102,500	109,994(3)	1,195(4)	213,689
Robert McCarthy	108,825(1)	109,994(3)	1,195(3)	220,014
Glenda G. McNeal	92,500	109,994(3)	1,195(3)	203,689

(1)
Includes $16,325 paid to Mr. McCarthy as reimbursement for taxes incurred to correct Mr. McCarthy’s Form 1099-MISC.

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CORPORATE GOVERNANCE AND BOARD MATTERS

(2)
With respect to each award, the grant date fair value is equal to the market value of the Company’s common shares on the date of the award multiplied by the number of shares awarded.

(3)
Represents the aggregate 2020 grant date fair value of 11,840 restricted common shares issued to each of our non-employee trustees for service on the Board. The restricted common shares vest ratably on the first four quarterly anniversaries of the date of grant.

(4)
Represents $1,195 in dividends paid on unvested restricted common shares granted to our non-employee trustees.

Outstanding Share Awards as of December 31, 2020
The following table provides certain information regarding unvested share awards outstanding as of the fiscal year ended December 31, 2020 for each of the trustees included in the Trustee Compensation Table set forth above.
Name	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested(1) ($)
Evan Bayh	5,920	83,768
Arthur R. Collins	5,920	83,768
Nathaniel A. Davis	5,920	83,768
Patricia L. Gibson	5,920	83,768
Robert M. La Forgia	5,920	83,768
Robert McCarthy	5,920	83,768
Glenda G. McNeal	5,920	83,768

(1)
Value based on $14.15 per share, which was the closing price of our common shares on the NYSE on December 31, 2020.

Vested Share Awards During 2020
The table below sets forth the number of restricted shares that vested and the value realized upon vesting of such shares for each of the trustees included in the Trustee Compensation table set forth above.
Name	Number of Shares That Vested During 2020 (#)	Market Value of Shares Realized on Vesting(1) ($)
Evan Bayh	8,869	85,466
Arthur R. Collins	8,869	85,466
Nathaniel A. Davis	8,869	85,466
Patricia L. Gibson	8,869	85,466
Robert M. La Forgia	8,869	85,466
Robert McCarthy	8,869	85,466
Glenda G. McNeal	8,869	85,466

(1)
Represents the value of vested shares calculated by multiplying the number of vested shares by the prior day’s closing price of our common shares on the NYSE on the vesting date or, if the vesting date occurred on a day on which the NYSE was closed for trading, the next trading day.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Share Ownership Guidelines for Trustees
We believe that equity ownership by our trustees and officers ensures alignment of their interests with our shareholder’ interests. To that end, we have adopted formal share ownership guidelines applicable to all of our trustees and officers. On an annual basis, we report ownership status to our Compensation Committee and failure to satisfy the ownership levels, or show sustained progress toward meeting them, may result in payment to both trustees and officers of future compensation in the form of equity rather than cash.
With respect to our trustees, our share ownership guidelines require share ownership by our trustees of three times the annual cash retainer.
Share Ownership Requirements
Non-Employee Trustee	3x annual cash retainer
Trustees must comply with the ownership requirement within five years of becoming a member of the Board and are required to hold shares at this level while serving as a trustee.
As of December 31, 2020, each of the trustees’ individual holdings of Company shares exceeded the applicable multiple set forth in the share ownership guidelines.
For additional information on trustee share ownership, see the table of  “Principal Shareholders” on page 74.

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AUDIT MATTERS

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of our Board, which is composed entirely of independent trustees, has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021. After careful consideration of the matter and in recognition of the importance of this matter to our shareholders, the Board has determined that it is in the best interests of the Company and our shareholders the ratification by our shareholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Vote Required and Recommendation
The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. For purposes of approving Proposal 2, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our shareholders’ best interests. In the event that the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm but will not be required to appoint a different firm.

Our Board of Trustees unanimously recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2021.

Auditor Fees
Our consolidated financial statements for the year ended December 31, 2020 have been audited by PricewaterhouseCoopers LLP, which served as our independent registered public accounting firm for that year. The following summarizes the fees billed by PricewaterhouseCoopers LLP for services performed for the years ended December 31, 2020 and 2019:
	Year Ended December 31,
PwC Fees	2020 ($)	2019 ($)
Audit fees(1)	1,508,694	1,827,374
Audit-related fees	—	—
Tax fees(2)	343,779	523,648
All other fees	—	—
Total	1,852,473	2,351,022

(1)
Audit fees for 2020 and 2019 include fees for services rendered for the audit of our consolidated financial statements and the report on the effectiveness of internal control over financial reporting as required by the Sarbanes-Oxley Act, the review of the consolidated financial statements included in our quarterly reports on Form 10-Q, and other services related to SEC matters.

(2)
Tax fees for 2020 and 2019 include fees for preparation of tax returns, general tax consulting and compliance with U.S. federal income tax laws applicable to REITs.

2021 PROXY STATEMENT | 33

AUDIT MATTERS

Pre-Approval Policies and Procedures
The Audit Committee’s policy is to review and pre-approve, either pursuant to the Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy or through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any permitted non-audit service to the Company. The Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed
$100,000 in the aggregate in any calendar year. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement. If the Audit Committee reviews and ratifies any engagement that was pre-approved by the chairperson of the Audit Committee, then the fees payable in connection with the engagement will not count against the $100,000 aggregate annual fee limit.

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AUDIT MATTERS

Report of the Audit Committee

The Audit Committee is currently composed of Messrs. La Forgia and McCarthy and Mses. Gibson and McNeal, with Mr. La Forgia serving as its chairperson. The members of the Audit Committee are appointed by and serve at the discretion of the Board of Trustees.
One of the principal purposes of the Audit Committee is to assist the Board of Trustees in the oversight of the integrity of the Company’s financial statements. The Company’s management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2020 with our management.
The Audit Committee also is responsible for assisting the Board of Trustees in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by the Public Company Accounting Oversight Board Standard No. 16, Communications with Audit Committees.
The Audit Committee has received both the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such non-audit services, by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP from management and the Company.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the Company’s audited financial statements for 2020 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

Respectfully submitted, The Audit Committee of the Board of Trustees Robert M. La Forgia, Chairman Patricia L. Gibson Glenda G. McNeal Robert J. McCarthy

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

2021 PROXY STATEMENT | 35

EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers. Ages are as of March 31, 2021. Executive officers are elected annually by our Board and serve at the Board’s discretion.

ROBERT L. JOHNSON
Founder and Executive Chairman of the Board since the formation of the Company in 2011 Age 74
See Mr. Johnson’s biography on page 9 of this proxy statement.

LESLIE D. HALE
President, Chief Executive Officer and Trustee since August 2018 Age 48
See Ms. Hale’s biography on page 10 of this proxy statement.

SEAN M. MAHONEY
Executive Vice President and Chief Financial Officer since August 2018 Age 50

CAREER HIGHLIGHTS
DiamondRock Hospitality Company (NYSE: DRH)
•
Executive Vice President, Chief Financial Officer and Treasurer (2008 - 2018)

•
Senior Vice President, Chief Accounting Officer and Corporate Controller (2004 - 2008)

Ernst & Young LLP
•
Senior Manager

KPMG, LLP
•
Audit Director, Dublin, Ireland practice (2002 - 2003)

Arthur Andersen LLP
•
Auditor (1993 - 2001)

EDUCATION
•
Former Certified Public Accountant

•
B.S., Accounting, Syracuse University (1993)

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EXECUTIVE COMPENSATION

Proposal 3—Non-Binding Vote to Approve Named Executive Officer Compensation
We are providing our shareholders an annual opportunity to indicate whether they support our compensation program for our named executive officers as described in this Proxy Statement by voting for or against the resolution set forth below. This vote, which is required by Section 14A of the Exchange Act and is commonly referred to as “Say-On-Pay,” is not intended to address any specific item of compensation, but instead relates to the Compensation Discussion and Analysis, the tabular disclosures regarding named executive officer compensation and the narrative disclosure accompanying the tabular presentation. We believe that it is appropriate to seek the views of shareholders on the design and effectiveness of our executive compensation program. Although the vote on this resolution is advisory in nature and, therefore, will not bind us to take any particular action, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers. Our current policy is to provide our shareholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of shareholders. It is expected that the next advisory (non-binding) vote to approve executive compensation will be held at the 2022 annual meeting of shareholders.
We believe our executive compensation policies and procedures are centered on pay-for-performance principles and are closely aligned with the long-term interests of our shareholders. As described under the heading “Compensation Discussion and Analysis,” our executive compensation program is designed to attract and retain outstanding executives, to reward them for superior performance and to ensure that compensation provided to them remains competitive. We seek to align the interests of our executives and shareholders by tying a substantial portion of our executives’ total compensation to performance measures that align long-term shareholder value and leadership actions that are expected to position our Company for long-term success.
For the reasons discussed above, we believe our compensation program for our named executive officers is instrumental in helping us achieve our operational and financial goals. Accordingly, we believe that our compensation program should be endorsed by our shareholders, and we are asking our shareholders to vote FOR the following resolution:
“RESOLVED, that the shareholders hereby approve the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and the related narrative executive compensation disclosure contained in this Proxy Statement.”

Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the Annual Meeting with respect to the matter is required to endorse (on a non-binding advisory basis) the compensation of the Company’s named executive officers. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

Our Board of Trustees unanimously recommends a vote FOR the resolution approving on a non-binding advisory basis the compensation of the Company’s named executive officers.
2021 PROXY STATEMENT | 37

EXECUTIVE COMPENSATION

Executive Compensation Table of Contents
38	COMPENSATION DISCUSSION AND ANALYSIS
38	I. Introduction
39	II. Executive Summary
39	III. 2020 Business Highlights
40	IV. Executive Compensation Program Highlights
41	V. 2020 Compensation Highlights— Approved Values
42	VI. Status of Outstanding Multi-Year Performance Equity Awards
43	VII. Philosophy and Objectives of Our Compensation Program
45	VIII. Compensation Review Process
46	IX. Components of Executive Officer Compensation
52	X. Company Policies
53	XI. Tax Limits on Executive Compensation
54	COMPENSATION COMMITTEE REPORT

54	COMPENSATION TABLES AND RELATED INFORMATION
55	Summary Compensation Table
57	Grants of Plan-Based Awards
58	Outstanding Equity Awards at Fiscal Year-End December 31, 2020
59	Vested Share Awards in 2020
59	Employment Agreements with Our Named Executive Officers
60	Potential Payments Upon Termination or Change in Control
63	Equity Compensation Plan Information
64	CEO Pay Ratio Disclosure

Compensation Discussion and Analysis
I.
Introduction

The Compensation Committee establishes the underlying policies and principles of our compensation program. This Compensation Discussion and Analysis describes our executive compensation program for our named executive officers (the “NEOs”) and explains in detail the process followed to reach its 2020 compensation decisions.

Our NEOs for 2020 are as follows:
Robert L. Johnson	• Executive Chairman
Leslie D. Hale	• President and Chief Executive Officer
Sean M. Mahoney	• Executive Vice President and Chief Financial Officer
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EXECUTIVE COMPENSATION

II.
Executive Summary

We believe that a primary goal of executive compensation is to align the interests of our NEOs with those of our shareholders in a way that encourages prudent decision making and allows us to attract and retain the best executive talent.
The Compensation Committee adopted a compensation program designed to link financial and strategic results to executive awards, reward favorable shareholder returns and enhance our competitive position within our segment of the hospitality industry. The Compensation Committee is committed to protecting the interests of shareholders by using fair and objective evaluation processes for our executives and prioritizing the creation of short-term and long-term shareholder value. In general, the majority of executive compensation is tied directly to the achievement of pre-established individual and corporate goals. We believe these corporate goals help ensure that the financial interests of our senior executives are aligned with those of our shareholders.
Impact of COVID-19 in 2020 and Resulting Compensation Adjustments. As described more fully below in “2020 Business Highlights,” the Company suspended operations of substantially all of its hotel properties in response to the elimination of lodging demand resulting from the COVID-19 pandemic and the related government and health mandates in many markets. As government mandated stay-in-place restrictions were lifted, the Company began to reopen its hotels in a socially and financially responsible way, and to date almost all of the Company’s properties have reopened. In light of the impact of the pandemic, while the Company adjusted its focus and directed all of its efforts to sustaining the operating platform, its overall financial performance was below expectations and below any reasonable threshold required for payout under the Company’s traditional objective annual cash incentive program. As a result, based on the Compensation Committee’s assessment of (i) management’s handling of the ongoing crisis, (ii) the Company’s re-emergence from suspending the operations of substantially all of its hotel properties, and (iii) the Company’s positioning and advancement against its long-term objectives, the Compensation Committee determined to exercise its discretion to award annual bonuses to all eligible annual incentive plan participants at between approximately 75% to 95% of their target annual cash bonus. More details regarding these payments and the factors that the Compensation Committee considered can be found in the “Annual Cash Bonus” section.
As described more fully below in “2021 Retention and Incentive Awards,” the Compensation Committee also approved one-time equity awards to the senior management team of the Company. After considering the likelihood of achieving certain of the performance targets in the outstanding long-term equity incentive performance plans, particularly in light of the impact of the COVID-19 pandemic, the Compensation Committee concluded that those grants had lost their retentive and incentive effectiveness. The Compensation Committee believes that it is in the long-term best interests of the Company and shareholders to retain the current management team and incentivize them to continue to create shareholder value. To that end, with the advice and assistance of our independent compensation consultant FTI Consulting, Inc. (the “Compensation Consultant”), we designed the 2021 retention and incentive award program in a manner that we believe addresses these considerations. Further, the Compensation Committee considers the 2021 retention and incentive award as outside the senior management team’s annual compensation and does not plan to make such grants on a regular basis.

III.
2020 Business Highlights

Overall, 2020 was an unprecedented year for the Company and the entire lodging industry. Our operating results were severely impacted by the near total shutdown of travel both in the U.S. and globally, which led to the evaporation of all lodging demand. In addition, widespread social unrest in our markets further impacted the operations of our portfolio. In light of these challenges, the Company focused all its efforts on protecting our employees, our guests and our liquidity. We developed and executed an action plan to ensure that we maintained sufficient liquidity to withstand an extended period of uncertainty given the lack of clarity on the duration and depth of the pandemic. The successful execution of our action plan enabled us to bolster liquidity, minimize cash burn and capture available demand, while also positioning the Company to create shareholder value throughout the lodging recovery.
During 2020, the Company achieved the following objectives:
•
Liquidity: Developed and executed a framework for hotels to minimize operating shortfalls and took decisive actions at the corporate level, including reducing dividends, capital expenditures and corporate G&A. As a result, the Company reduced its cash burn by over 50%.

•
Operations: Developed and executed a framework which allowed the Company’s hotels to (i) benefit from the early return of demand, (ii) return to profitability in the third and fourth quarter at all open hotels, and (iii) end the year with 95 out of 102 hotels open.

•
Financings: Completed multiple amendments to the Company’s unsecured debt, obtaining key covenant wavers while retaining balance sheet flexibility to execute strategic initiatives.

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•
Balance Sheet: Ended the year with approximately $1.1 billion of available liquidity, no debt maturities until 2022 and approximately four years of liquidity runway, providing the Company with flexibility to pursue both internal and external value creation opportunities.

FIVE-YEAR TOTAL SHAREHOLDER RETURN FROM 12/31/15 THROUGH 12/31/20
IV.
Executive Compensation Program Highlights

Our focus is, and continues to be, to maintain a strong link between NEO compensation and our performance. Highlights of our overall executive compensation program are outlined below:
PAY-FOR-PERFORMANCE ALIGNMENT	In general, we maintain strong pay-for-performance alignment: more than 89% of our Chief Executive Officer’s 2020 approved compensation is variable and subject to our performance.
FORMULAIC ANNUAL CASH BONUSES WITH PRE-DETERMINED GOALS	100% of our Executive Chairman’s, 85% of the Chief Executive Officer’s, and 80% of our Chief Financial Officer’s, annual cash bonuses are formulaic and are based on the achievement of pre-established corporate performance goals (with only 15% and 20% based on individual performance for our Chief Executive Officer and Chief Financial Officer, respectively). Our cash bonus program employs challenging hurdles and may result in significant fluctuations in payouts aligned with our financial and operating success each year. As previously noted, this process was adjusted in 2020 in response to the COVID-19 pandemic and the Compensation Committee exercised its discretion in determining cash bonuses, reviewing the factors discussed under “Annual Cash Bonus”.
EQUITY AWARDS ALIGNED WITH OUR SHAREHOLDERS	The amount of the annual equity award is determined, in part, based on a review of the execution of our strategic business plan and our total shareholder return (“TSR”) performance. Approximately 50% of the value of our NEOs’ equity awards is granted in performance-based shares that vest at the end of three years subject to achieving rigorous TSR hurdles, including relative TSR at the 85th percentile of hotel REIT peers and absolute TSR of 42% to earn the maximum payout.
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V.
2020 Compensation Snapshot–Approved Values

The Compensation Committee, in consultation with its Compensation Consultant also reviewed:
•
our operational performance including the achievements described under "2020 Performance Goals"

•
total return on both an absolute and relative basis

•
the results of a comprehensive analysis of market-based compensation data, industry trends and best practices

Based on this assessment, our Compensation Committee approved the following 2020 compensation for each of our NEOs. Amounts shown vary from the summary compensation table, which illustrates equity awards in the year of grant and not for the performance year to which those grants relate.

ROBERT. L. JOHNSON	Mr. Johnson received no compensation adjustments for 2020.
	• Base salary	Unchanged in 2020 at $500,000
	• Annual cash bonus structure	100% tied to the achievement of pre-established corporate objectives, with a target bonus opportunity of 125% of base salary (with threshold, maximum and outperform payouts equal to 75%, 175% and 225%, respectively). Mr. Johnson’s bonus opportunity remained flat in 2019 and down in 2020; his 2020 cash bonus decreased due to the Company’s performance in the COVID-19 environment.
	• Year-end 2020 annual equity awards	Remained flat in 2020; allocated 50% to time-based equity awards and 50% to multi-year performance equity awards
LESLIE D. HALE
Ms. Hale was promoted to President and CEO on August 22, 2018. The Compensation Committee approved adjustments to her compensation in August 2018 and February 2019 to reflect her new position. For 2020, the determination of her cash bonus was adjusted from being 100% formulaic to 85% formulaic, with the remaining 15% based on individual performance.

	• Base salary	Remained flat at $840,000
	• Annual cash bonus structure	Initially established at the time of Ms. Hale’s appointment as President and CEO in 2018 and modified in 2020. 85% tied to the achievement of corporate objectives and the remaining 15% to individual performance, with a target bonus opportunity of 175% of base salary (with threshold, maximum and outperform payouts equal to 125%, 225% and 275%, respectively). Ms. Hale’s cash bonus decreased in 2020 compared with 2019 due to the Company’s performance in the COVID-19 environment.
	• Year-end 2020 annual equity awards	Ms. Hale’s year-end equity award remained flat; allocated 50% to time-based equity awards and 50% to multi-year performance equity awards
SEAN M. MAHONEY
Mr. Mahoney joined the Company on August 1, 2018, with his compensation established at that time. He received a modest base salary increase in 2020. In addition, the determination of his cash bonus was adjusted to being 80% formulaic with the remaining 20% based on individual performance.

	• Base salary	Changed to $540,750 in 2020 (from $525,000)
	• Annual cash bonus structure	The bonus structure for Mr. Mahoney was established at the time of his appointment as Chief Financial Officer in August 1, 2018 and modified in 2020. 80% is tied to the achievement of corporate objectives and the remaining 20% is tied to individual performance (with threshold, target, maximum and outperform payouts equal to 67%, 100%, 133% and 165%, respectively). Mr. Mahoney’s cash bonus decreased in 2020 compared with 2019 due to the Company’s performance in the COVID-19 environment.
	• Year-end 2020 annual equity awards	Mr. Mahoney’s annual equity awards remained flat; allocated 50% to time-based equity awards and 50% to multi-year performance equity awards
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EXECUTIVE COMPENSATION

Name and Principal Position	Performance Year	Salary ($)	Annual Cash Bonus ($)	Annual Time- Based Equity Awards(1)(2) ($)	Target Value of the Multi-Year Performance Equity Awards(1)(3) ($)	Total Approved Value ($)
Robert L. Johnson Executive Chairman	2020	500,000	590,000	700,000	700,000	2,490,000
Leslie D. Hale President and Chief Executive Officer	2020	840,000	1,323,000	2,547,500	2,547,500	7,258,000
Sean M. Mahoney Executive Vice President and Chief Financial Officer	2020	540,750	485,000	700,000	700,000	2,425,750

(1)
These amounts are different from the amounts set forth in the “2020 Summary Compensation Table” due to the reporting requirements under applicable SEC rules relating to the timing of the recognition of equity-based compensation.

(2)
Amounts reflect approved cash value of the awards, which may vary slightly from the grant date value used for accounting purposes.

(3)
Amounts reflect the approved target value of the awards. The grant date fair value of these awards is calculated in accordance with FASB ASC Topic 718 based upon the probable outcome of the performance conditions as of the grant date. Given the rigorous hurdles associated with these awards, the accounting values are less than the target values.

VI.
Status of Outstanding Multi-Year Performance Equity Awards

The compensation paid to our NEOs is significantly tied to our relative and absolute TSR performance. Depending on the award year, our NEOs’ multi-year performance equity awards are currently tracking either below threshold payout levels, or between threshold and target payout levels, as of December 31, 2020 and directly align the NEOs’ compensation with our current TSR performance.

Program	Performance Period	Cumulative TSR Performance Requirements	Earning Percentages	Status (as of 12/31/2020)
2020 Multi-Year Performance Plan	February 2020 – February 2023	• Absolute TSR between 18% and 42% • Relative TSR between the 35th and 85th percentiles	• Threshold 25% • Target 100% • Maximum 200%	Tracking Below Threshold for Absolute TSR and At Maximum for Relative TSR
2019 Multi-Year Performance Plan	February 2019 – February 2022	• Absolute TSR between 21% and 42% • Relative TSR between the 35th and 85th percentiles	• Threshold 25% • Target 100% • Maximum 150%	Tracking Below Threshold for Absolute TSR and Above Threshold but Below Target for Relative TSR
2018 Multi-Year Performance Plan	February 2018 – February 2021	• Absolute TSR between 21% and 42% • Relative TSR between the 50th and 80th percentiles	• Threshold 25% • Target 100% • Maximum 150%	Tracking Below Threshold for Absolute TSR and At Threshold for Relative TSR
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VII. Philosophy and Objectives of our Compensation Program
We have designed our executive compensation program to achieve the following objectives:
1.
TRANSPARENT AND COMPETITIVE COMPENSATION PROGRAM

In pursuit of our compensation objectives, we have developed a transparent and straightforward performance-based compensation program, which currently consists of four elements:
• Base salary	Base salary is set based on assigned responsibilities and is reviewed periodically against market data
• Annual cash bonus opportunity	In general, executive officers are eligible to receive annual cash bonuses based upon the achievement of pre-established goals and objectives
• Annual performance equity grants	The Compensation Committee awards annual performance equity grants (i) to ensure alignment with shareholders and (ii) as a retention tool, determined based on an assessment of our overall corporate performance on both an absolute and relative basis to our peers
• Multi-year performance equity grants	The Compensation Committee awards multi-year performance equity grants to ensure alignment with shareholder interests over a multi-year period and as a retention tool, which will only be earned by the recipients if we achieve certain defined relative and/or absolute total shareholder return targets over a prospective performance period
We review the competitive compensation practices for executives of other public hospitality REITs and other public REITs of similar size to us to ensure our compensation program is competitive with the market. In establishing compensation for our executive management team, our Compensation Committee uses its judgment in aligning compensation with its assessment of performance on both an absolute and relative basis as compared to the competitive peer group. Accordingly, in years of superior performance compared to the competitive peer group, our executives may receive total compensation toward the higher end of the market range and in years of lagging performance compared to the competitive peer group, our executives may receive total compensation toward the lower end of the market range.

2.
PROPER INCENTIVES TO ACHIEVE PERFORMANCE OBJECTIVES AND MAXIMIZE LONG-TERM SHAREHOLDER VALUE

Our compensation program is designed to tie a substantial portion of executive total compensation to performance measures that align long-term shareholder value and leadership actions that are expected to position us for long-term success. Accordingly, the vast majority of executive total compensation is delivered through our annual cash bonus program, our multi-year performance equity program and our annual equity award program, and less than 22% of named executive officer total compensation is in the form of a guaranteed base salary.

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EXECUTIVE COMPENSATION

2020 TARGET COMPENSATION
We believe our annual cash bonus program encourages our executives to take prudent steps to achieve, and if possible exceed, our annual business plan, which we believe will increase shareholder value over the long-term. We have not guaranteed our executives any minimum cash bonus payments. As a result, in the event of poor individual and/or corporate performance in any year, the executives could receive no cash bonus for that year.
The largest individual component of executive officer total compensation is equity compensation. We believe approximately 50-70% of executive total annual compensation should be in the form of restricted shares or other long-term equity awards for the following reasons:
•
We believe equity awards help (i) ensure that a significant portion of each of our executives’ net worth is tied to the value of our common shares and (ii) align the interests of our executives with those of our shareholders
•
We also believe if we have superior long-term operating performance, our executives, through their equity compensation, will eventually receive above market compensation from dividends and capital appreciation in our common shares; conversely, if we do not perform as well as our competitors, our executives’ compensation will be below market over the long-term

•
We have designed our equity awards to be total shareholder return vehicles, rewarding our executive officers for both share price appreciation and the payment of dividends

3.
APPROPRIATE BALANCE BETWEEN RISK AND REWARD

Our Compensation Committee designed the compensation program to encourage executives to manage the Company prudently for the long-term. The Compensation Committee, in consultation with the Company, reviews the Company’s policies and procedures with respect to risk assessment and risk management on an annual basis. The Compensation Committee believes the structure of our compensation program does not encourage unnecessary or excessive risk taking, as illustrated by the following features of the program:
•
We evaluate performance based on the achievement of a variety of business objectives and goals we believe correlate to the long-term creation of shareholder value and are affected by management decisions

•
We provide a significant portion of each executive’s annual compensation in the form of share-based compensation that allows our executives to build sizable holdings of equity and align an appropriate portion of their personal wealth with our long-term performance; this share-based compensation includes restricted shares, which retain value even in a depressed market and provide executives with a baseline value that reduces the likelihood executives will take excessive risks
•
We structure our annual cash bonus program to provide for payouts once a minimum level of performance has been achieved; some compensation can be earned at levels below full target achievement rather than an “all-or-nothing” approach

•
We consider non-financial and other qualitative performance factors in determining actual compensation payouts; in 2020, the Compensation Committe considered such performance factors in determining cash bonus payouts as further outlined under “Annual Cash Bonus”.

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4.
ATTRACT AND RETAIN TALENTED EXECUTIVES

We believe the quality of our executive management team has been and continues to be a critical element of the success of our business. We have successfully attracted talented executives with significant experience in the hospitality and real estate industries who are highly motivated to achieve value for our shareholders. In order to continue to draw highly skilled executives, we seek to maintain a competitive compensation program to attract key talent from these and related industries. Our compensation program is also designed to retain our executives and motivate them to sustain a high level of performance over the long-term.

VIII.
Compensation Review Process

ROLE OF THE COMPENSATION COMMITTEE
The Compensation Committee, which consists of three independent trustees, is responsible for overseeing the development and administration of our compensation policies and programs and the review and approval of all aspects of our executive compensation program. Among other duties, the Compensation Committee is responsible for the following:
•
Reviews and approves, on an annual basis, the corporate incentive goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers

•
Evaluates the performance of our executive officers considering these goals and objectives

•
Evaluates the competitiveness of each executive officer’s total compensation package

•
Approves any changes to our executives’ total compensation package, including, but not limited to

–
base salary

–
annual and long-term incentive award opportunities

–
payouts and retention programs

The Compensation Committee is supported in its work by our Senior Vice President, Administration and Corporate Secretary, her staff, and the Compensation Consultant, as described below. The Compensation Committee’s charter, which sets out its duties and responsibilities and addresses other matters, can be found on our website at www.rljlodgingtrust.com, under the section, “Investor Relations—Corporate Governance.”

ROLE OF THE CHIEF EXECUTIVE OFFICER
Within the framework of the compensation programs approved by the Compensation Committee and based on management’s review of market competitive positions, each year our Chief Executive Officer recommends the level of base salary increase (if any) and the annual cash bonuses and the annual equity incentive awards for our NEOs (other than the Chairman and the Chief Executive Officer) and other members of the senior management team. These recommendations are based upon our Chief Executive Officer’s assessment of the Company’s overall performance, each executive officer’s individual performance and employee retention considerations. The Compensation Committee reviews our Chief Executive Officer’s recommendations and, in its sole discretion, determines all executive officer compensation.

ROLE OF THE COMPENSATION CONSULTANT
FTI Consulting, Inc. has been retained by the Compensation Committee as its independent, third-party executive Compensation Consultant (as previously defined). The Compensation Consultant was engaged by and reports directly to the Compensation Committee. Upon the request of the Compensation Committee, a representative of the Compensation Consultant attends meetings of the Compensation Committee and communicates with the chairman of the Compensation Committee between meetings; however, the Compensation Committee makes all decisions regarding the compensation of our executive officers.
A written consulting agreement between the Compensation Committee and the Compensation Consultant outlines various executive compensation services including:
•
advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices

•
presenting information to assist the Compensation Committee in determining the appropriate peer group to be used to evaluate the competitiveness of our compensation program

•
providing market information and analysis regarding the competitiveness of our program design and our award values in relationship to our performance

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EXECUTIVE COMPENSATION

PEER GROUP ANALYSIS
The Compensation Committee relies on compensation information as prepared by the Compensation Consultant to determine the competitive market for our executive officers, including the NEOs. The Compensation Committee uses compensation data compiled from a group of 14 publicly-traded REITs (the “Peer Group”) selected using the following methodology:
•
Companies with a primary investment focus generally on the lodging/resorts sector of the real estate industry

•
Select Maryland-based REITs with whom we compete for talent

•
In terms of size, peer companies should be comparable based on implied market capitalization and/or total enterprise value (approximately 0.5x the size to 2.5x the size, based on total enterprise value, of the Company)

We believe this Peer Group represents the companies with which we currently compete for executive talent and includes our principal business competitors.

For 2020, the Peer Group consisted of the following companies:
To maintain peer group continuity, we determined to continue to use the same peer group as used in 2019, which resulted in the Company being at the approximate 25th percentile of the Peer Group.
In addition to this Peer Group, due to the limited number of REITs who, like us, separate the positions of Executive Chairman of the Board and Chief Executive Officer, we also have created a select Executive Chairman Peer Group (the “Executive Chairman Peer Group”) for purposes of evaluating the compensation of Mr. Johnson. The Executive Chairman Peer Group consists of 12 equity REITs that have executives that function exclusively as Chairman of the Board and not also as Chief Executive Officer.
To assess the competitiveness of our executive compensation program, we analyze Peer Group and Executive Chairman Peer Group proxy compensation data levels, as well as the mix of our compensation components with respect to fixed versus variable, short-term versus long-term, and cash versus equity-based pay. This information is presented to the Compensation Committee for its review and use. The Compensation Committee generally compares the compensation of each NEO in relation to both the median and the 75th percentile of the applicable peer group for similar positions. In addition, the Compensation Committee also takes into account various factors, such as:
•
our performance within the applicable peer group

•
the scope of responsibilities for each individual executive

•
internal equity considerations

•
any succession and retention considerations

IX.
Components of Executive Officer Compensation

The following summarizes the elements and amounts of our compensation program for our NEOs in 2020. As described under "Executive Compensation—Compensation Tables and Related Information—Employment Agreements with Our Named Executive Offers," in 2020, Mr. Johnson continued to be party to an employment agreement entered into in 2016, and
Mr. Mahoney continued to be party to his employment agreement entered into in 2018. In 2020, Ms. Hale entered into a new employment agreement, as described under “Executive Compensation—Compensation Tables and Related Information—Employment Agreements with Our Named Executive Officers.”

ANNUAL BASE SALARY
Base salary is designed to compensate our executive officers at a fixed level of compensation that serves as a retention tool throughout the executive’s career. In determining base salaries, the Compensation Committee considered each executive officer’s role and responsibility, unique skills, future potential with our Company, salary levels for similar positions in our core markets and internal pay equity.

The annual base salaries of our NEOs as of December 31, 2020:
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Name	Base Salary ($)
Robert L. Johnson	500,000
Leslie D. Hale	840,000
Sean M. Mahoney	540,750
ANNUAL CASH BONUS
Our NEOs each have an opportunity to earn an annual incentive cash award designed to reward annual corporate performance, and, with respect to Ms Hale and Mr. Mahoney, to also encourage and reward individual achievement during the year. The Compensation Committee establishes a target annual incentive cash award opportunity for each of our NEOs following a review of their individual responsibilities, experience, qualifications, individual performance and contributions, as well as an analysis of data from the Peer Group and Executive Chairman Peer Group previously discussed. The targeted annual incentive cash award opportunity and the performance goals set by the Compensation Committee (discussed below) are communicated to the NEOs at the beginning of each year. The Compensation Committee considers all relevant facts and circumstances when evaluating performance, including changing market conditions and broad corporate strategic initiatives, along with overall responsibilities and contributions, and retains the ability to exercise its judgment and discretion to adjust an award up or down.
2020 BONUS OPPORTUNITY
For 2020, Mr. Johnson’s annual incentive cash awards were based solely on corporate performance. Ms Hale’s annual incentive cash award was based 85% on corporate performance and 15% on individual performance. Mr. Mahoney’s annual incentive cash award was based 80% on corporate performance and 20% on individual performance.

The Compensation Committee established threshold, target, maximum and outperform annual incentive cash award levels (as a percentage of base salary) for our NEOs as follows:
	2020 Annual Incentive Cash Awards
Name	Threshold	Target	Maximum	Outperform
Robert L. Johnson	75%	125%	175%	225%
Leslie D. Hale	125%	175%	225%	275%
Sean M. Mahoney	67%	100%	133%	165%
2020 PERFORMANCE GOALS
In early March 2020, just prior to the onset of the COVID-19 pandemic, the Compensation Committee was in the process of determining the metrics for the annual cash bonus program. Prior to formal adoption of the annual cash bonus program metrics, however, the COVID-19 pandemic began to impact the Company’s operations, and the Compensation Committee determined that there was too much uncertainty in the environment to adopt formal operating metrics at that time. The Compensation Committee instead decided that it would evaluate the Company’s performance subjectively at the end of the year and apply its discretion to award annual cash bonuses for 2020.
As a result of the impact of the COVID-19 pandemic, actual results for 2020 compared to 2019 were at a level that under normal circumstances would not have earned an annual cash bonus for 2020. Actual results for 2020 compared to 2019 were as follows:

Metric	2019 Performance	2020 Performance
Total Hotel EBITDA	$450.5 million	$(11.5) million
REVPAR Change	0.70%	-66.80%
Net Debt to EBITDA	3.27x	NM
Hotel EBITDA Margin	31.80%	-2.40%
Asset Sales	Over $500 million	$5 million
However, throughout the disruption caused by the ongoing crisis, the Company’s NEOs and other executives responded to the unprecedented challenges and quickly pivoted to preserving liquidity, substantially reducing operating costs, and positioning the Company to benefit early during a recovery. The achievements considered by the Compensation Committee during 2020 included the following:

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EXECUTIVE COMPENSATION

•
Strategically increased the Company’s liquidity position through actions such as drawdowns on its line of credit and reduction of capital expenditures

•
Reduced monthly cash burn rate by approximately 21% through actions such as reducing operating costs, identifying nontraditional revenue streams, and achieving property-level Gross Operating Profit

•
Successfully obtained waivers of corporate lender financial covenants in light of the decrease in operating performance through the end of 2021

•
Developed strategic initiatives that will allow the Company to leverage its existing platform value to take advantage of early recovery cycle acquisitions while sharing risk with other capital partners, and

•
Introduced a number of initiatives focused on the health and well-being of Company employees, including remote working arrangements, new heath and safety protocols for employees working in the office, and enhanced employee engagement efforts for all employees, especially those working remotely
Because of the contributions our NEOs and other executives made this year, the Compensation Committee determined that they should be awarded a cash bonus. The Compensation Committee exercised its discretion under the annual cash bonus program to award bonuses to the NEOs and other executives in an amount equal to between 75% and 95% of their target annual cash bonus amounts for 2020, which represented decreases from 2019 levels of between approximately 10% and 20%. The Compensation Committee determined these amounts after balancing the significant impact of COVID-19 on the Company’s financial results and not achieving performance that would be considered threshold level under our normal annual cash bonus program metrics, with the contributions from our NEOs and other executives that allowed the Company to not only weather the crisis but put us in a strong position moving forward.
The table below shows the 2019 annual cash bonus awards, the 2020 target awards under the annual cash bonus program, and the 2020 discretionary award payouts for the NEOs:

		Annual Incentive Cash Awards
Executive	Position	2019 Bonuses	2020 Target Bonuses	2020 Discretionary Bonus Award
Robert L. Johnson	Executive Chairman	$737,500	$625,000	$590,000
Leslie D. Hale	President and CEO	1,449,000	1,470,000	1,323,000
Sean M. Mahoney	EVP and CFO	627,000	540,750	485,000
2020 BONUS AMOUNTS
In determining the actual 2020 incentive cash award for our NEOs, the Compensation Committee considered the factors as indicated in the preceding section. In addition, with respect to Ms. Hale and Mr. Mahoney, the Compensation Committee also took into consideration their 2020 individual performance, including their handling of the ongoing crisis. It was determined each NEO would receive cash incentive award amounts as follows:
Name	2020 Actual Award ($)	2020 Actual Award (% of Target)
Robert L. Johnson	590,000	94%
Leslie D. Hale	1,323,000	90%
Sean M. Mahoney	485,000	90%
EQUITY AWARDS
We grant equity awards pursuant to our 2015 Equity Incentive Plan. Equity incentive awards are designed to focus our executive officers and other employees on, and reward them for, achieving long-term goals and enhancing shareholder value.
ANNUAL EQUITY AWARDS
In determining annual equity awards, our Compensation Committee takes into account our overall financial performance. The awards made under the 2015 Equity
Incentive Plan in 2020 were granted to recognize each individual’s efforts on our behalf in connection with our performance in 2019 and to provide a retention element to their compensation. More detail with respect to the equity awards granted in 2020 is provided in the table under “Compensation of Executive Officers—Grants of Plan-Based Awards.”
As part of our review of 2020 performance in February 2021, we made our annual performance equity grants. The annual performance equity grant

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represents a time-based restricted share award that is based on a subjective review of our performance, as well as the competitive pay of the Peer Group and the Executive Chairman Peer Group.

The 2020 annual performance equity grants, awarded in 2021, were as follows:
Name	Cash Value of 2020 Award ($)
Robert L. Johnson	700,000
Leslie D. Hale	2,547,500
Sean M. Mahoney	700,000
These restricted share awards will vest on the first three annual anniversaries of the date of grant, subject to the executive’s continued employment. Because these awards for 2020 performance were made in 2021, pursuant to applicable SEC disclosure rules, such awards will be reflected in the Summary Compensation Table and the Grants of Plan-Based Awards Table in our proxy statement for the 2022 annual meeting of shareholders (which reflects 2021 Compensation).

2021 INCENTIVE AND RETENTION AWARDS
As part of its review of overall Company performance at the end of 2020, the Compensation Committee reviewed the status of the in-place multiyear performance equity awards and how the awards had paid out to recipients historically. As part of that review, the Compensation Committee determined that certain of the terms of the plans were not consistent with current market standards for multiyear performance equity plans, including the allocation between the absolute TSR and relative TSR components, the hurdles utilized within each component and the level of threshold award payouts upon achievement of those hurdles.
Further, after considering the likelihood of achieving certain of the performance targets in the outstanding performance equity plans, particularly in light of the impact of the COVID-19 pandemic, the Compensation Committee concluded that those grants had lost much of their retentive and incentive value. Because the
Compensation Committee believes that it is in the long-term best interests of the Company and its shareholders to retain the current management team and incentivize them to create long-term shareholder value, with the advice and assistance of its independent Compensation Consultant, the Compensation Committee determined to make the following changes: (i) in January 2021, approved the 2021 retention and incentive award, which was designed in a manner that the Committee believed would achieve its retention and incentive goals, and (ii) the 2021 annual performance equity awards were designed to include terms that were more closely aligned with current market practices.
As the 2021 incentive and retention awards are focused on retaining the Company’s NEOs and other executives, the awards for the NEOs vest over a three-year period; 10% after one year, 25% after two years, and 65% after three years. The awards to the NEOs are as follows:

		2021 Incentive and Retention Awards
Executive	Position	($)	(#)
Robert L. Johnson	Executive Chairman	—	—
Leslie D. Hale	President and CEO	$6,368,750	474,925
Sean Mahoney	EVP and CFO	$1,750,000	130,925
The Compensation Committee believes that this new long-term equity award provides a compelling retention incentive for the NEOs and other executives to remain with the Company and aligns them with the interests of shareholders in retaining and incentivizing them to drive achievement of the Company’s long-term business plan and generate superior results for shareholders.
Finally, the Compensation Committee considers the 2021 retention and incentive award as outside the senior management team’s annual compensation and does not plan to make such grants on a regular basis.
The Compensation Committee has approved these awards and the grants will be made in 2021 upon the approval of the RLJ Lodging Trust 2021 Equity Incentive Plan. Because these awards are made in 2021, pursuant to applicable SEC disclosure rules, such awards will be reflected in the Summary Compensation Table and the Grants of Plan Based Awards Table in our proxy statement for the 2022 annual meeting of shareholders, which reflects 2021 compensation.

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EXECUTIVE COMPENSATION

MULTI-YEAR PERFORMANCE EQUITY AWARDS
2021 MULTI-YEAR PERFORMANCE EQUITY AWARDS
The Compensation Committee awarded performance units to each of Messrs. Johnson and Mahoney, and Ms. Hale under the 2021 Multi-Year Performance Plan on February 16, 2021. Performance units awarded pursuant to the 2021 Multi-Year Performance Plan are earned and convert into restricted shares based on the Company’s attainment of absolute and relative TSR hurdles. TSR is calculated to include both common share price appreciation and common share dividends paid during the applicable performance periods. The performance units vest at the end of a three-year performance period (the “measurement period”).
The awards granted pursuant to the 2021 Multi-Year Performance Plan are subject to two separate performance measurements, with 25% of the award (the “2021 Absolute Award”) based solely on the Company’s absolute TSR (the “2021 Absolute TSR Component”) and 75% of the award (the “2021 Relative Award”) measured by our TSR (the “2021 Relative TSR Component”) relative to the peer group (the “2021 Plan Peer Group”) during the entire measurement period.
The 2021 Absolute Award may be earned at a range of 50% to 200% of the 2021 Absolute Award if we achieve a TSR over the measurement period ranging from 9% TSR to 21% TSR, as described below. The percentage of the 2021 Absolute Award earned for performance between the threshold and target, and between the target and maximum, levels will be calculated by linear interpolation. For TSR performance below 9%, no portion of the 2021 Absolute Award will be earned.
Actual Three-Year Performance	Percentage of 2021 Absolute Award Earned
Threshold: 9% TSR	50%
Target: 15% TSR	100%
Maximum: 21% TSR	200%
The 2021 Relative Award may be earned at a range of 50% to 200% of the 2021 Relative Award contingent on our achieving TSR over the measurement period at specified percentiles of the peer group ranging from the 25th percentile to the 75th percentile, as described below. The percentage of the 2021 Relative Award that is earned for performance between the threshold and target, and between the target and maximum, levels will be calculated by linear interpolation. If the Company is below the 25th percentile of the 2021 Plan Peer Group at the end of the measurement period, no portion of the 2021 Relative Award will be earned.
Actual Three-Year Performance Compared to Peer Group	Percentage of 2021 Relative Award Earned
Threshold: 25th percentile	50%
Target: 50th percentile	100%
Maximum: 75th percentile	200%

Our Compensation Committee selected the following 13 companies as the 2021 Plan Peer Group against which our performance will be compared over the measurement period, which represent companies from the SNL U.S. REIT Hotel Index, modified to exclude micro-cap REITs:

We intend to make grants of long-term performance units on an annual basis. When the 2021 Absolute Award and 2021 Relative Award are aggregated at the end of the measurement period, our NEOs have the potential to earn the following numbers of restricted shares under the 2021 Multi-Year Performance Plan, based on the Company’s performance level:

	Number of Restricted Shares Based on:
Name	Threshold Performance	Target Performance	Maximum Performance
Robert L. Johnson	24,138	48,275	96,550
Leslie D. Hale	87,845	175,689	351,378
Sean M. Mahoney	24,138	48,275	96,550
The restricted shares earned pursuant to the 2021 Absolute Award and 2021 Relative Award will vest 100%
at the end of the three-year measurement period. Our NEOs will not be entitled to receive any dividends prior to

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the date upon which the shares are earned. For any restricted shares issued at the end of the measurement period, our NEOs will be entitled to receive payment of an amount equal to all dividends that would have been paid if such restricted shares had been issued at the beginning of the measurement period.

2020 MULTI-YEAR PERFORMANCE EQUITY AWARDS
The Compensation Committee awarded performance units to each of Messrs. Johnson and Mahoney, and Ms. Hale under the 2020 Multi-Year Performance Plan on February 28, 2020. Performance units awarded pursuant to the 2020 Multi-Year Performance Plan are earned and convert into restricted shares based on the Company’s attainment of absolute and relative TSR hurdles. TSR is calculated to include both common share price appreciation and common share dividends paid during the applicable performance periods. The performance units vest over a four-year period, including three years of performance-based vesting (the “measurement period”) plus an additional one year of time-based vesting.
The awards granted pursuant to the 2020 Multi-Year Performance Plan are subject to two separate performance measurements, with 40% of the award (the “2020 Absolute Award”) based solely on the Company’s absolute TSR (the “2020 Absolute TSR Component”) and 60% of the award (the “2020 Relative Award”) measured by our TSR (the “2020 Relative TSR Component”) relative to the peer group (the “2020 Plan Peer Group”) during the entire measurement period. The 2020 Absolute Award may be earned at a range of 25% to 200% of the 2020 Absolute Award if we achieve a TSR over the measurement period ranging from 18% TSR to 42% TSR, as described below. The percentage of the 2020 Absolute Award earned for performance between the threshold and target, and between the target and maximum, levels will be calculated by linear interpolation. For TSR performance below 18%, no portion of the 2020 Absolute Award will be earned.
Actual Three-Year Performance	Percentage of 2020 Absolute Award Earned
Threshold: 18% TSR	25%
Target: 30% TSR	100%
Maximum: 42% TSR	200%
The 2020 Relative Award may be earned at a range of 25% to 200% of the 2020 Relative Award contingent on our achieving TSR over the measurement period at specified percentiles of the peer group ranging from the 35th percentile to the 85th percentile, as described below. The percentage of the 2020 Relative Award that is earned for performance between the threshold and target, and between the target and maximum, levels will be calculated by linear interpolation. If the Company is below the 35th percentile of the 2020 Plan Peer Group at the end of the measurement period, no portion of the 2020 Relative Award will be earned.
Actual Three-Year Performance Compared to Peer Group	Percentage of 2020 Relative Award Earned
Threshold: 35th percentile	25%
Target: 55th percentile	100%
Maximum: 85th percentile	200%

Our Compensation Committee selected the following 15 companies as the 2020 Plan Peer Group against which our performance will be compared over the measurement period, which represent companies from the SNL U.S. REIT Hotel Index, modified to exclude micro-cap REITs:

We intend to make grants of long-term performance units on an annual basis. When the 2020 Absolute Award and 2020 Relative Award are aggregated at the end of the measurement period, our NEOs have the potential to earn the following numbers of restricted shares under the 2020 Multi-Year Performance Plan, based on the Company’s performance level:

	Number of Restricted Shares Based on:
Name	Threshold Performance	Target Performance	Maximum Performance
Robert L. Johnson	13,248	52,990	105,980
Leslie D. Hale	48,212	192,846	385,692
Sean M. Mahoney	13,248	52,990	105,980
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The restricted shares earned pursuant to the 2020 Absolute Award and 2020 Relative Award will vest 50% at the end of the three-year measurement period, and the remaining 50% will vest one year later. Our NEOs will not be entitled to receive any dividends prior to the date upon which the shares are earned. For any restricted shares issued at the end of the measurement period, our NEOs will be entitled to receive payment of an amount equal to all dividends that would have been paid if such restricted shares had been issued at the beginning of the measurement period.

2021 Compensation Program Changes
As discussed in “2021 Incentive and Retention Awards,” in February 2021 the Compensation Committee reviewed the status of the in-place equity awards and determined that certain of the terms of the plans were not consistent with current market terms for both the restricted share and multi-year equity awards. In particular, the Compensation Committee determined that the out-of-market terms of the multi-year equity awards made the awards ineffective in meeting retention and incentive objectives. Accordingly, in February 2021, the Compensation Committee made the following adjustments to the equity awards granted in 2021:
•
The restricted share awards granted in 2021 for 2020 performance will vest on the first three annual anniversaries of the date of grant; the previous grants vested on the first four annual anniversaries of the date of grant

•
The 2021 multi-year performance equity awards were modified as follows:

Plan Term	2021 Multi-Year Award	2020 Multi-Year Award
Allocation between Absolute TSR and Relative TSR	25% Absolute TSR 75% Relative TSR	40% Absolute TSR 60% Relative TSR
Threshold % of Target Award	50%	25%
Absolute TSR Hurdles	Threshold – 9% Target – 15% Maximum – 21%	Threshold – 18% Target – 30% Maximum – 42%
Relative TSR Hurdles	Threshold – 25th percentile Target – 50th percentile Maximum – 75th percentile	Threshold – 35th percentile Target – 50th percentile Maximum – 75th percentile
Time-Based Vesting	100% vested at end of the three year performance measurement period	50% vested at end of performance measurement period and 50% on the first anniversary thereafter
RETIREMENT SAVINGS OPPORTUNITIES
All full-time employees are able to participate in our 401(k) Retirement Savings Plan (the “401(k) Plan”). We provide the 401(k) Plan to help employees save a portion of their cash compensation for retirement in a tax-efficient manner. Under the 401(k) Plan, employees are eligible to defer a portion of their salary, and we, at our discretion, may make a matching contribution and/or a profit-sharing contribution commencing six months after they begin their employment. For calendar year 2020, we made a matching contribution of up to 4% of each participant’s annual salary, determined by the individual’s contribution and as restricted by the statutory limit.

HEALTH AND WELFARE BENEFITS
We provide to all full-time employees a competitive benefits package, which includes health and welfare benefits, such as medical, dental, short- and long-term disability insurance, and life insurance plans.

X.
Company Policies

SHARE OWNERSHIP GUIDELINES FOR OFFICERS
We believe equity ownership by our trustees and officers help align their interests with shareholder interests. To that end, we have adopted formal share ownership guidelines applicable to all of our trustees and officers. On an annual basis, we report ownership status to our Compensation Committee. Failure to satisfy the ownership levels, or show sustained progress toward meeting them, may result in payment to both trustees and officers of future compensation in the form of equity rather than cash to meet ownership requirements.

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With respect to our officers, the guidelines require ownership of our shares, within five years of becoming an executive officer or from promotion to a new executive officer position, with a value equal to the following multiple of his or her base salary.

Executive Officer Title	Share Ownership Requirements
Chief Executive Officer	• • • • •	5x salary
Executive Chairman	• • • • •	5x salary
Chief Investment Officer and Chief Financial Officer	• • •	3x salary
Senior Vice Presidents	• • •	3x salary
Vice Presidents	•	1x salary
Each of the named executive officers’ individual holdings of Company shares exceed the applicable multiple set forth in the share ownership guidelines. For additional information on trustee share ownership, see the table of  “Principal Shareholders” on page 74.
Once these requirements have been met, each executive is required to hold shares at this level as long as they remain in the position.

CLAWBACK POLICY
The Company has in place a clawback policy to ensure that executives are not unduly enriched in the event of a financial restatement. If we are required to restate financial results due to material non-compliance with financial reporting requirements that arise from misconduct, any individual (i) who knowingly engaged in misconduct; (ii) was grossly negligent in engaging in misconduct; (iii) knowingly failed to prevent such misconduct; or (iv) was grossly negligent in failing to prevent such misconduct, is required to reimburse the Company for payments received for any award earned or accrued in the twelve (12) month period after the incorrect financial report was filed with the SEC. In addition, in the case of any restatement of financial results, the Compensation Committee has the authority to:
•
review cash and equity awards paid or awarded to executive officers during the restatement period and, if the award would have been lower based on the restatement, then

•
to determine if an incremental portion of the award should be reimbursed to the Company by the executive officer

NO HEDGING IN OR PLEDGING OF COMPANY SHARES
Our insider trading policy prohibits our trustees and employees, including our named executive officers, from engaging in the following transactions:
•
trading in call or put options involving our securities and other derivative securities

•
engaging in short sales of our securities

•
holding our securities in a margin account

•
pledging our securities to secure margins or other loans

XI.
Tax Limits on Executive Compensation

Under Section 162(m) of the Internal Revenue Code, we may not receive a federal income tax deduction for compensation paid to our chief executive officer, our chief financial officer, our three other most highly compensated executive officers and certain former executive officers to the extent any of such persons receives more than $1 million in compensation from us in any one year. Prior to the passage of the 2017 Tax Cuts and Jobs Act on December 22, 2017, compensation that qualified as “performance-based compensation” or fell under certain other specified exceptions under Section 162(m) was exempt from such $1 million deduction limitation. The Tax Cuts and Jobs Act eliminated the Section 162(m) performance-based compensation exemption prospectively for tax years beginning on or after January 1, 2018 and made other changes to Section 162(m), but with a transition rule that preserves the performance-based compensation exemption for certain items of compensation paid pursuant to a written binding contract that was in effect as of November 2, 2017 that is not materially modified.
Generally, we, like many UPREITs, have taken the position that Section 162(m) does not apply to payments to our executive officers from our operating partnership, based on private letter rulings issued by the IRS to several UPREITs. On December 18, 2020, the IRS issued final regulations under Section 162(m) which provide that

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compensation subject to Section 162(m) now includes compensation paid to a covered employee by an operating partnership after December 18, 2020, to the extent the publicly held corporation is allocated a distributive share of the operating partnership's deduction for that compensation. To the extent that compensation paid by an operating partnership is paid pursuant to a written binding contract that is in effect on December 20, 2019, and that is not materially modified after that date, then it would not be subject to Section 162(m). As a result of the final regulations, we are currently evaluating arrangements under which our executive officers are compensated to determine the impact of these final regulations on our compensation arrangements and our resulting REIT taxable income (and required distributions to shareholders).
To maintain flexibility in compensating officers in a manner designed to promote varying corporate goals, our Compensation Committee has not adopted a policy that all compensation must be deductible on our federal income tax returns. Instead, although our Compensation Committee will be mindful of the limits imposed by Section 162(m), even if it is determined that Section 162(m) applies or may apply to certain compensation packages, the Compensation Committee reserves the right to structure compensation packages and awards in a manner that may exceed the limitation on the deduction imposed by Section 162(m).

Compensation Committee Report

The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board (and the Board has approved) that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Respectfully submitted, The Compensation Committee of the Board of Trustees Nathaniel A. Davis, Chairman Senator Evan Bayh Arthur R. Collins

The Compensation Committee Report does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

Compensation Tables and Related Information
The following tables contain certain compensation information for each NEO. Our NEOs for 2020 consisted of the following people:
Robert L. Johnson	• Executive Chairman
Leslie D. Hale
•
President and Chief Executive Officer (since August 22, 2018)

•
Chief Operating Officer and Executive Vice President (through August 22, 2018)

•
Chief Financial Officer (through August 1, 2018)

Sean M. Mahoney	• Executive Vice President and Chief Financial Officer (since August 1, 2018)
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Summary Compensation Table
The following table sets forth a summary of all compensation earned, awarded or paid to our NEOs in the fiscal years ended December 31, 2020, 2019 and 2018.
Name and Principal Position	Year	Salary(1) ($)	Share Awards(2) ($)	Non-Share Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Robert L. Johnson Executive Chairman	2020	500,000	1,314,152	590,000	—	2,404,152
	2019	500,000	1,306,510	737,500	—	2,544,010
	2018	500,000	1,080,948	664,448	—	2,245,396
Leslie D. Hale President and Chief Executive Officer	2020	840,000	4,782,580	1,323,000	48,191	6,993,771
	2019	840,000	3,668,279	1,449,000	45,102	6,002,381
	2018	641,666	1,870,894	1,110,028	46,563	3,669,151
Sean M. Mahoney Executive Vice President and Chief Financial Officer	2020	540,750	1,314,152	485,000	48,191	2,388,093
	2019	525,000	857,515	627,000	41,430	2,050,945
	2018	218,750	1,999,994	244,496	15,294	2,478,534

(1)
For 2020: Increases in annual base salary for each NEO are effective on March 1 of each year, provided such increases are approved by the Compensation Committee. As of March 1, 2020, neither Mr. Johnson nor Ms. Hale received a base salary increase. Mr. Mahoney received a base salary increase effective March 1, 2020 and the base salaries as of that date for each of Mr. Johnson, Ms. Hale and Mr. Mahoney were as follows:

Mr. Johnson $500,000	Ms. Hale: $840,000	Mr. Mahoney: $540,750
For 2019: As of March 1, 2019, neither Mr. Johnson nor Mr. Mahoney received a base salary increase. Ms. Hale received a base salary increase effective March 1, 2019 and the base salaries as of that date for each of Mr. Johnson, Ms. Hale and Mr. Mahoney were as follows:

Mr. Johnson $500,000	Ms. Hale $840,000	Mr. Mahoney $525,000
For 2018: As of March 1, 2018, neither Mr. Johnson nor Ms. Hale received a base salary increase and the base salaries for each of Mr. Johnson and Ms. Hale were as follows:

Mr. Johnson $500,000	Ms. Hale $575,000
In August 2018, the Company’s President, Chief Executive Officer and Chief Investment Officer retired from his position. Upon his retirement, Ms. Hale was promoted to President and Chief Executive Officer and her compensation was adjusted from $575,000 to $775,000. Ms. Hale’s 2018 base salary is equal to the sum of her pro-rated base salaries for her time pre- and post-promotion to Chief Executive Officer.
(2)
For 2020: Represents the aggregate grant date fair value of the restricted shares granted to the executive on February 28, 2020 and performance units granted on February 28, 2020, calculated in accordance with FASB ASC Topic 718. For the grant dates and vesting conditions of the restricted common shares granted pursuant to retention awards, see “Grants of Plan-Based Awards”. The restricted common shares vest ratably on each of the first four annual anniversaries of the date of grant. The performance units may be settled in restricted common shares if the Company achieves certain performance over a three year period. See “Compensation Discussion and Analysis—Components of Executive Officer Compensation—Equity Awards—Multi-Year Performance Equity Awards—2020 Multi-Year Equity Awards”.

The grant date fair values of the performance units, based upon the probable outcome of the performance units as of the grant date, are as follows:

Mr. Johnson $614,154	Ms. Hale $2,235,085	Mr. Mahoney $614,154
Assuming the highest performance conditions are met with respect to the performance units, the value of the performance units, based on a closing price of  $13.21 per common share on February 28, 2020 would be as follows:

Mr. Johnson $1,399,996	Ms. Hale 5,094,991	Mr. Mahoney 1,399,996

For 2019: Represents the aggregate grant date fair value of the restricted common shares granted to the executive on February 13, 2019 and performance units granted to the executive on February 13, 2019, calculated in accordance with FASB ASC Topic 718. For the grant dates and vesting conditions of the restricted common shares granted pursuant to the retention awards, see “Grants of Plan-Based Awards.” The restricted common shares vest ratably on each of the first 4 annual anniversaries of the date of grant. The performance units may be settled in restricted common shares if the Company achieves certain

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performance over a three-year performance period. See “Compensation Discussion and Analysis—Components of Executive Officer Compensation—Equity Awards—Multi-Year Performance Equity Awards—2019 Multi-Year Performance Equity Awards.” The grant date fair values of the performance units, based upon the probable outcome of the performance conditions as of the grant date, are as follows:

Mr. Johnson $656,522	Ms. Hale $1,843,290	Mr. Mahoney $606,011
Assuming the highest performance conditions are met with respect to the performance units, the value of the performance units, based on a closing price of  $18.97 per common share on February 13, 2019, would be as follows:

Mr. Johnson $1,299,976	Ms. Hale $3,649,980	Mr. Mahoney $1,199,966
For 2018: Represents the aggregate grant date fair value of the restricted common shares granted to the executive on February 22, 2018 and performance units granted to the executive on February 22, 2018, calculated in accordance with FASB ASC Topic 718. The restricted common shares vest ratably on each of the first 16 quarterly anniversaries of the date of grant. The performance units may be settled in restricted common shares if the Company achieves certain performance over a three-year performance period. The grant date fair values of the performance units, based upon the probable outcome of the performance conditions as of the grant date, are as follows:

Mr. Johnson $430,962	Ms. Hale $745,905
Assuming the highest performance conditions are met with respect to the performance units, the value of the performance units, based on a closing price of  $21.10 per common share on February 22, 2018, would be as follows:

Mr. Johnson $974,978	Ms. Hale $1,687,485

(3)
Represents the annual cash performance bonus for each NEO for the relevant year.

(4)
The amounts shown in the “All Other Compensation” column reflect the following:

Name	Fiscal Year Ended December 31	Health and Dental Care Premiums ($)	Long-Term, Short-Term Disability and Life Insurance Benefits ($)	Parking Benefits ($)	Health Club Premiums ($)	401(k) Plan Match ($)
Robert L. Johnson	2020	—	—	—	—	—
	2019	—	—	—	—	—
	2018	—	—	—	—	—
Leslie D. Hale	2020	31,561	1,590	3,840	—	11,200
	2019	28,630	1,462	3,720	90	11,200
	2018	30,604	1,437	3,720	360	10,442
Sean M. Mahoney	2020	31,561	1,590	3,840	—	11,200
	2019	28,630	1,462	3,720	—	7,618
	2018	6,948	359	620	—	7,927
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Grants of Plan-Based Awards
The following table sets forth information concerning the grants of plan-based awards made to each NEO for the fiscal year ended December 31, 2020.
Name and Position	Grant Date	Estimated Future Payouts under Non-Share Incentive Plan Awards(1)				Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Share Awards: Number of Shares or Share Units (#)	Grant Date Fair Value of Shares ($)
		Threshold	Target	Maximum	Outperform	Threshold	Target	Maximum
Robert L. Johnson Executive Chairman	2/28/20	$375,000	$625,000	$875,000	$1,125,000				52,990(3)	$699,999(4)
	2/28/20					13,248	52,990	105,980		$614,154(5)
Leslie D. Hale President and Chief Executive Officer	2/28/20	$1,050,000	$1,470,000	$1,890,000	$2,310,000				192,846(3)	$2,547,490(4)
	2/28/20					48,212	192,846	385,692		$2,235,085(5)
Sean M. Mahoney Executive Vice President and Chief Financial Officer	2/28/20	$360,500	$540,750	$721,000	$892,238				385,692(3)	$699,999(4)
	2/28/20					13,248	52,990	105,980		$614,154(5)
(1)
These columns show the range of potential payouts for 2020 performance under our annual incentive cash bonus awards for our executive officers as described in the section titled “Annual Cash Bonus” in the Compensation Discussion and Analysis (based on their 12/31/20 base salary, prorated for duration of service).

(2)
These columns show the range of potential payouts for performance units granted to our executive officers. Performance units may be settled in restricted common shares if the Company achieves certain performance over a three-year performance period. See “Compensation Discussion and Analysis—Components of Executive Officer Compensation—Equity Awards—2020 Multi-Year Performance Equity Awards.”

(3)
The awards of restricted common shares vest ratably on each of the first four anniversaries of the date of grant.

(4)
Amounts represent the aggregate grant date fair value of shares granted to our NEOs during 2020, calculated in accordance with FASB ASC Topic 718.

(5)
Amounts represent the performance units granted to each of Mr. Johnson, Ms. Hale, and Mr. Mahoney on February 28, 2020, based upon the probable outcome of the performance conditions as of the grant date, calculated in accordance with FASB ASC Topic 718. See “Compensation Discussion and Analysis—Components of Executive Officer Compensation— Equity Awards—2020 Multi-Year Performance Equity Awards.”

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Outstanding Equity Awards at Fiscal Year-End December 31, 2020
The following table sets forth the outstanding equity awards for each NEO as of December 31, 2020.
Name and Position	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)(4)
Robert L. Johnson Executive Chairman	90,421(1)	$1,279,457	29,515	$417,637
Leslie D. Hale President and Chief Executive Officer	284,819(1)	$4,030,189	85,592	$1,211,126
Sean M. Mahoney Executive Vice President and Chief Financial Officer	62,934 (1)	$1,515,790	21,155	$299,343
	44,189(2)

(1)
Represents awards of restricted common shares that were granted on February 15, 2017 and February 22, 2018, all of which vest ratably on each of the first 16 quarterly anniversaries of the date of grant and on February 13, 2019, and February 28, 2020, which vest ratably on each of the first four anniversaries of the grant date.

(2)
Represents restricted shares granted pursuant to a retention award on August 1, 2018, which vests in amounts equal to 20%, 30% and 50% of the award on the first, second and third anniversaries, respectively, of the grant date for Mr. Mahoney, provided he remains continuously employed through such date.

(3)
Value based on $14.15 per share, which was the closing price of our common shares on the NYSE on December 31, 2020.

(4)
Represents the grant of a threshold number of performance units that may be settled in restricted common shares if the Company achieves certain performance over a three-year performance period. The performance units awarded in 2018 vest over a four-year period, including a three-year performance-based vesting period ending on February 21, 2021, plus an additional one-year time-based vesting period ending on February 21, 2022. The performance units awarded in 2019 vest over a four-year period, including a three-year performance-based vesting period ending on February 13, 2022, plus an additional one-year time-based vesting period ending on February 13, 2023. The performance units awarded in 2020 vest over a four year period, including a three year performance-based vesting period ending on February 28, 2023, plus an additional one-year time based vesting period ending on February 28, 2024. See “Compensation Discussion and Analysis—Components of Executive Officer Compensation—Equity Awards—Multi-Year Performance Equity Awards.”

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Vested Share Awards in 2020
The following table sets forth the number and value of restricted common shares that vested during 2020 for each of our NEOs.
Name and Position	Number of Common Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Robert L. Johnson Executive Chairman	26,841	$364,036
Leslie D. Hale President and Chief Executive Officer	52,723	$744,056
Sean M. Mahoney Executive Vice President and Chief Financial Officer	29,828	$267,290

(1)
Represents the vested portion of  (i) restricted common shares that were awarded to the NEO on February 15, 2017 and February 22, 2018, which vest ratably on each of the first 16 quarterly anniversaries of the date of grant, and on February 13, 2019 and February 28, 2020, which vest ratably on each of the first four anniversaries of the date of grant, and (ii) in the case of Mr. Mahoney, restricted shares granted pursuant to a retention award on August 1, 2018, which vest in the amounts of 20%, 30% and 50% of the grant on the first, second and third anniversaries of such date.

(2)
Represents the value of vested shares calculated by multiplying the number of vested shares by the closing price of our common shares on the NYSE on the vesting date or, if the vesting date occurred on a day on which the NYSE was closed for trading, the next trading day.

Employment Agreements with our Named Executive Officers
Robert L. Johnson
On October 31, 2016, we entered into an amended and restated employment agreement with Robert L. Johnson, our Executive Chairman in connection with Mr. Johnson’s increased responsibilities as Executive Chairman of the Board of the Company. The amended and restated employment agreement entered into with Mr. Johnson superseded the employment agreement previously entered into between the parties effective May 14, 2015. The amended and restated employment agreement has a five year term, expiring on October 31, 2021. If the parties fail to enter into a new agreement on or before the end of the term, Mr. Johnson’s employment terminates at the end of the term.
The amended and restated employment agreement with Mr. Johnson provides for a base salary of  $500,000 (which may be increased by the Compensation Committee), a target bonus of 125% of base salary (with the actual bonus to be determined by the
Compensation Committee), and eligibility for grants of equity. The agreement also provided for a retention award of  $1,800,000 of time-based restricted shares. The retention award vesed in three annual installments, subject to Mr. Johnson’s continued employment on the first, second and third anniversaries of the date of the Agreement, with certain exceptions described below under “—Potential Payments upon Termination or Change in Control.”
Mr. Johnson continues to be eligible for the same benefits and is generally subject to the same material terms and conditions set forth in his prior employment agreement, except as described below under “—Potential Payments upon Termination or Change in Control.”
Mr. Johnson’s amended and restated employment agreement contains customary non-competition and non-solicitation covenants that apply during the term and for 24 months after the term.

Leslie D. Hale
On February 14, 2020 we entered into a new employment agreement (the “New Agreement”) with Leslie D. Hale, our President and Chief Executive Officer and formerly our Chief Operating Officer, Chief Financial Officer and Executive Vice President. The New Agreement entered into with Ms. Hale superseded the amended and restated employment agreement previously entered into between the parties effective August 22, 2016. The New Agreement has a three-year term expiring February 14, 2023 with an automatic extension term of one additional year unless either we or Ms. Hale give 60 days’ prior notice that the term will not be extended. The New Agreement is effectively a continuation of the prior agreement and contains terms and conditions substantially similar to the prior agreement. Pursuant to the New Agreement, Ms. Hale will continue in her role as the Company’s President and Chief Executive Officer.

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The New Agreement with Ms. Hale provided for a base salary of  $840,000, a target bonus of 175% and eligibility for grants of equity.
Ms. Hale continues to be eligible for the same benefits and is generally subject to the same material terms and conditions set forth in her prior employment agreement, except as described below under “—Potential Payments upon Termination or Change in Control.”
The New Agreement contains customary non-competition and non-solicitation covenants that apply during the term and for 24 months after the term.

Sean M. Mahoney
On July 16, 2018, we entered into an employment agreement with Sean M. Mahoney, our Executive Vice President and Chief Financial Officer. The employment agreement has a three year term expiring July 16, 2021, with an automatic extension term of one additional year unless either we or Mr. Mahoney give 60 days’ prior notice that the term will not be extended.
The employment agreement with Mr. Mahoney provides for a base salary of  $525,000 (which may be increased by the Compensation Committee), a target bonus of 100% of base salary (with the actual bonus to be determined by the Compensation Committee), and eligibility for grants of equity. In connection with his hiring, Mr. Mahoney received a one-time special award of restricted common shares that vests and is paid in three installments, subject to Mr. Mahoney’s continued employment on the applicable vesting date, with certain exceptions described below under “—Potential Payments upon Termination or Change in Control.”
Mr. Mahoney is eligible certain severance payments and/or benefits upon his termination of employment. See “—Potential Payments upon Termination or Change in Control” for more information.
Mr. Mahoney’s employment agreement contains customary non-competition and non-solicitation covenants that apply during the term and for 12 months after the term.

Potential Payments upon Termination or Change in Control
Various Termination Events
The following discussion summarizes the amounts we may be required to pay our NEOs in connection with the following termination events: (i) death or disability of the NEO; (ii) termination by us without “cause” or by the executive for “good reason” (including a termination at or after a “change in control” of the Company, with such term as defined in our 2015 Equity Incentive Plan); and (iii) the retirement of the NEO. The potential payments to our NEOs will vary depending on which one of these termination events occurs.
Regardless of the reason for any termination of employment, each executive officer is entitled to receive the following benefits upon termination: (1) payment of any unpaid portion of such NEO’s base salary through the effective date of termination; (2) reimbursement for any outstanding reasonable business expense; (3) continued insurance benefits to the extent required by law; and (4) payment of any vested but unpaid rights as may be required independent of the employment agreement.
Termination by us for “Cause” or by the named executive officer without “Good Reason”
If we terminate any NEO’s employment agreement for “cause” or the NEO terminates his or her employment agreement without “good reason,” the executive will only receive the benefits to be provided regardless of the reason for the termination of employment.
Termination by us without “Cause” or by the named executive officer for “Good Reason”
Robert L. Johnson and Leslie D. Hale
If we terminate Mr. Johnson or Ms. Hale without “cause” or either NEO terminates his or her employment for “good reason” during the initial term of their employment agreement, the executive will have the right to receive, in addition to the benefits to be provided regardless of the reason for the termination of employment, a severance payment that will consist of: (i) a pro-rata bonus for the year of termination based on the portion of the year that has elapsed and the satisfaction of the performance criteria for such bonus (except in the case of a termination at or after a change of control (as defined in the 2015 Equity Incentive Plan) when satisfaction of the performance criteria is not required); (ii) continued payment by us of the NEO’s base salary, as in effect as of the NEO’s last day of employment, for a period of 36 months; (iii) continued payment for life and health insurance coverage for 24 months to the same extent we paid for such coverage immediately prior to termination; (iv) three times the NEO’s target annual cash bonus for the year of termination; (v) vesting in any unvested portion of the retention award; and (vi) vesting as of the last day of employment in any unvested portion of any equity awards previously issued to the executive (except in the case of performance-based equity awards, accelerated vesting may be conditioned on the satisfaction of the performance criteria for such awards

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where the termination is not at or after a change in control). With respect to the employment agreement with Mr. Johnson, if both we and the NEO agree to renew the employment agreement for one year, and during such renewal term the NEO is terminated without “cause” or resigns for “good reason,” the NEO will be entitled to the amounts set forth in the preceding sentence, except that continued base salary will be for a period of 24 months, and the NEO will receive two, rather than three, times the NEO’s target annual bonus. With respect to the employment agreement with Ms. Hale, if the termination without cause is due to non-renewal by us of the initial term of the employment agreement for an additional one-year period, then Ms. Hale will be entitled to the payments above, except that continued payment of her base salary will be for a period of 24 months, and she will be entitled to two times her target annual cash bonus for the year of termination. The foregoing benefits are conditioned upon the executive’s execution of a general release of claims.

Sean M. Mahoney
If we terminate Mr. Mahoney without “cause” or he terminates his employment for “good reason” during the initial term of their employment agreement, the executive will have the right to receive, in addition to the benefits to be provided regardless of the reason for the termination of employment, a severance payment that will consist of: (i) a pro-rata bonus for the year of termination based on the portion of the year that has elapsed and the satisfaction of the performance criteria for such bonus (except in the case of a termination at or after a change of control (as defined in the 2015 Equity Incentive Plan) when satisfaction of the performance criteria is not required); (ii) continued payment by us of his base salary, as in effect as of his last day of employment, for a period of 12 months; (iii) continued payment for life and health insurance coverage for 12 months to the same extent we paid for such coverage immediately prior to termination; (iv) one times his target annual cash bonus for the year of termination; and (v) vesting as of the last day of employment in any unvested portion of any equity awards previously issued to the executive (except in the case of performance-based equity awards, accelerated vesting may be conditioned on the satisfaction of the performance criteria for such awards where the termination is not at or after a change in control). The foregoing benefits are conditioned upon the executive’s execution of a general release of claims.
Definitions of  “Cause” and “Good Reason”
For purposes of the employment agreements, the term “cause” means any of the following, subject to any applicable cure provisions: (a) the conviction of the executive of any felony; (b) gross negligence or willful misconduct in connection with the performance of the executive’s duties; (c) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of the executive at our expense; or (d) the material breach by the executive of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements with us. The term “good reason” under the employment agreements means any of the following, subject to any applicable cure provisions, without the executive’s consent: (a) the assignment to the executive of substantial duties or responsibilities inconsistent with the executive’s position with us, or any other action by us that results in a substantial diminution of the executive’s duties or responsibilities; (b) a requirement that the executive work principally from a location that is 30 miles further from the executive’s residence than our address on the effective date of the executive’s employment agreement; (c) a material reduction in the executive’s aggregate base salary and other compensation (including the target bonus amount and retirement plan, welfare plans and fringe benefits) taken as a whole, excluding any reductions caused by the failure to achieve performance targets and excluding any reductions on account of the provisions of the employment agreement; or (d) any material breach by us of the employment agreement.
Death or Disability
If the NEO’s employment terminates due to death or disability, in addition to the benefits to be provided regardless of the reason for the termination of employment, the executive, or in the case of death, the executive’s estate is entitled to receive (i) payment of the pro rata share of any performance bonus to which such executive would have been entitled for the year of death or disability regardless of whether the performance criteria has been satisfied, (ii) vesting of all unvested equity awards and (iii) vesting of any unvested portion of the retention award. The amended and restated employment agreements added the provision regarding accelerated vesting of the retention awards in the event of termination due to death or disability.
Retirement
In addition to the benefits to be provided regardless of the reason for the termination of employment, if the NEO’s employment terminates due to retirement, the executive is entitled to receive payment of any pro rata share of any performance bonus to which such executive would have been entitled for the year of retirement to the extent the performance goals have been achieved and vesting of all unvested equity awards.

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Quantification of Benefits under the Termination Events
The tables below set forth the amount we would be required to pay each of the NEOs under the termination events described above.
Robert L. Johnson:
Executive Benefits and Payments upon Separation	Without Cause or For Good Reason Termination on 12/31/2020	In Connection with a Change-in- Control on 12/31/2020	For Cause or Without Good Reason Termination on 12/31/2020(1)	Death or Disability on 12/31/2020	Retirement on 12/31/2020
Bonus Earned in 2020	$590,000(2)	$590,000(2)	$—	$590,000(2)	$590,000(2)
Accelerated Vesting of Non-Vested Equity Awards	1,279,457(3)	1,279,457(3)	—	1,279,457(3)	1,279,457(3)
Accelerated Vesting of Non-Vested Performance-Based Equity Award(4)	337,718	1,670,535	—	—	337,718
Medical and Insurance Benefits	—	—	—	—	—
Cash Severance	3,375,000	3,375,000	—	—	—
Total	$5,582,175	$6,914,992	$—	$1,869,457	$2,207,175

(1)
Upon termination for the indicated reasons, Mr. Johnson would receive (i) payment of any unpaid portion of his base salary through the effective date of termination; (ii) reimbursement for any outstanding reasonable business expense; (iii) continued insurance benefits to the extent required by law; and (iv) payment of any vested but unpaid rights as may be required independent of the employment agreement.

(2)
Upon termination for the indicated reasons, Mr. Johnson would receive the pro rata share of any performance bonus earned for the year of termination (and in the case of death, disability or termination in connection with a change-in-control, regardless of whether the performance criteria have been satisfied).

(3)
Amount calculated as the number of common shares that have not vested (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2020 table) multiplied by the closing price of our common shares of  $14.15 on December 31, 2020.

(4)
Upon termination in connection with a change-in-control, the performance-based restricted units will convert to restricted shares and such shares will immediately vest, based on actual achievement of the performance measures as of the date of the change-in-control. During the first eighteen months of the performance period, performance units will not convert to restricted shares under any other termination event.

Leslie D. Hale:
Executive Benefits and Payments upon Separation	Without Cause or For Good Reason Termination on 12/31/2020	In Connection with a Change-in- Control on 12/31/2020	For Cause or Without Good Reason Termination on 12/31/2020(1)	Death or Disability on 12/31/2020	Retirement on 12/31/2020	Non-Renewal of Agreement on 12/31/2020
Bonus Earned in 2020	$1,323,000(2)	$1,323,000(2)	$—	$1,323,000(2)	$1,323,000(2)	$1,323,000(2)
Accelerated Vesting of Non-Vested Equity Awards	4,030,189(3)	4,030,189(3)	—	4,030,189(3)	4,030,189(3)	4,030,189(3)
Accelerated Vesting of Non-Vested Performance-Based Equity Award(4)	877,852	5,054,734	—	—	877,852	877,852
Medical and Insurance Benefits	66,302	66,302	—	—	—	66,302
Cash Severance	6,300,000	6,300,000	—	—	—	4,200,000
Total	$12,597,343	$16,774,225	$—	$5,353,189	$6,231,041	$10,497,343

(1)
Upon termination for the indicated reasons, Ms. Hale would receive (i) payment of any unpaid portion of her base salary through the effective date of termination; (ii) reimbursement for any outstanding reasonable business expense; (iii) continued insurance benefits to the extent required by law; and (iv) payment of any vested but unpaid rights as may be required independent of the employment agreement.

(2)
Upon termination for the indicated reasons, Ms. Hale would receive the pro rata share of any performance bonus earned for the year of termination (and in the case of death, disability or termination in connection with a change-in-control, regardless of whether the performance criteria have been satisfied).

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(3)
Amount calculated as the number of common shares that have not vested (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2020 table) multiplied by the closing price of our common shares of  $14.15 on December 31, 2020.

(4)
Upon termination in connection with a change-in-control, the performance-based restricted units will convert to restricted shares and such shares will immediately vest, based on actual achievement of the performance measures as of the date of the change-in-control. During the first eighteen months of the performance period, performance units will not convert to restricted shares under any other termination event.

Sean M. Mahoney:
Executive Benefits and Payments upon Separation	Without Cause or For Good Reason Termination on 12/31/2020	In Connection with a Change-in-Control on 12/31/2020	For Cause or Without Good Reason Termination on 12/31/2020(1)	Death or Disability on 12/31/2020	Retirement on 12/31/2020
Bonus Earned in 2020	$485,000(2)	$485,000(2)	$—	$485,000(2)	$485,000(2)
Accelerated Vesting of Non-Vested Equity Awards	1,515,790(3)	1,515,790(3)	—	1,515,790(3)	1,515,790(3)
Accelerated Vesting of Non-Vested Performance-Based Equity Award(4)	251,403	1,512,281	—	—	251,403
Medical and Insurance Benefits	33,151	33,151	—	—	—
Cash Severance	1,081,500	1,081,500	—	—	—
Total	$3,366,844	$4,627,722	$—	$2,000,790	$2,252,193

(1)
Upon termination for the indicated reasons, Mr. Mahoney would receive (i) payment of any unpaid portion of his base salary through the effective date of termination; (ii) reimbursement for any outstanding reasonable business expense; (iii) continued insurance benefits to the extent required by law; and (iv) payment of any vested but unpaid rights as may be required independent of the employment agreement.

(2)
Upon termination for the indicated reasons, Mr. Mahoney would receive the pro rata share of any performance bonus earned for the year of termination (and in the case of death, disability or termination in connection with a change-in-control, regardless of whether the performance criteria have been satisfied).

(3)
Amount calculated as the number of common shares that have not vested (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2020 table) multiplied by the closing price of our common shares of  $14.15 on December 31, 2020. Amount includes the restricted shares underlying the sign on award.

(4)
Upon termination in connection with a change-in-control, the performance-based restricted units will convert to restricted shares and such shares will immediately vest, based on actual achievement of the performance measures as of the date of the change-in-control. During the first eighteen months of the performance period, performance units will not convert to restricted shares under any other termination event.

Equity Compensation Plan Information
The following table gives information about our common shares that may be issued under our 2015 Equity Incentive Plan as of December 31, 2020.
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by shareholders	914,401(1)	—	1,677,145
Equity compensation plans not approved by shareholders	—	—	—
Total	914,401	—	1,677,145

(1)
This total represents the total number of restricted common shares that may be granted under the 2015 Equity Incentive Plan in connection with the conversion of performance units, assuming target performance is achieved. The number of restricted common shares to be issued may be lower if target performance is not achieved. See “Compensation Discussion and Analysis—Components of Executive Officer Compensation—Multi-Year Performance Equity Awards.”

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Pay Ratio Disclosure
Presented below is the ratio of annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (excluding our Chief Executive Officer). The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.
In identifying our median employee, we calculated the annual total cash compensation of each employee for the 12 month period ended on December 31, 2020. Total cash compensation for these purposes included base salary, bonus, the value of restricted shares that vested during 2020 and dividends on unvested Company restricted shares and was calculated using internal payroll/tax records. We did not apply any cost-of-living adjustments as part of the calculation.
We selected the median employee based on the full-time, part-time, temporary and seasonal workers who were employed as of December 31, 2020. We have no non-US employees.
Our Chief Executive Officer for the 12-month period that ended on December 31, 2020 was Ms. Hale. The 2020 annual compensation as determined under Item 402 of Regulation S-K for Ms. Hale, our Chief Executive Officer at December 31, 2020, the date on which the median employee was identified, was $6,993,771.
The 2020 annual total compensation as determined under Item 402 of Regulation S-K for our median employee was $194,981. The ratio of our Chief Executive Officer’s annual total compensation to our median employee’s total compensation for fiscal year 2020 is 35.9 to 1.

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Proposal 4: Approval of the RLJ Lodging Trust 2021 Equity Incentive Plan
We are asking shareholders to consider and vote upon a proposal to approve the RLJ Lodging Trust 2021 Equity Incentive Plan (the “2021 Plan”).
Upon the recommendation of the Compensation Committee of our Board, the Board adopted the 2021 Plan on March 22, 2021, subject to the receipt of shareholder approval at the Annual Meeting. If approved by shareholders at the Annual Meeting, the 2021 Plan will be effective as of March 22, 2021, the date the 2021 Plan was adopted by the Board.
If shareholders do not approve the 2021 Plan, compensatory equity-based grants to employees, officers, and trustees of the Company and its subsidiaries will continue to be made under the RLJ Lodging Trust
2015 Equity Incentive Plan (the “2015 Plan”) to the extent common shares are available for issuance thereunder, which equaled an estimated 762,744 shares available for future grant as of December 31, 2020 (without giving effect to additional shares that may become available upon the future expiration, forfeiture, or cancellation of outstanding awards). The Board believes that approval of the 2021 Plan is in the best interests of the Company and its shareholders and, if the 2021 Plan is not approved, that our ability to align the interests of key persons with shareholders through equity-based compensation would be compromised, disrupting our compensation program and impairing our ability to recruit, retain, and reward key people or requiring us to shift our compensation plan to include more cash compensation.

Our Recommendation
OUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2021 PLAN.
Vote Required
The affirmative vote of the holders of a majority of all shares cast at the Annual Meeting with respect to the matter is necessary for the approval of the 2021 Plan. For purposes of approving the 2021 Plan, abstentions will be counted as votes cast and will have the same effect as a vote against the proposal, while other shares not voted (whether by broker non-votes or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. However, both abstentions and broker non-votes will count towards the presence of a quorum.

Notable Features of the 2021 Plan
As described in more detail below, the 2021 Plan includes provisions designed to protect shareholder interests and appropriately reflect our compensation policies, including:
•
granting of options and share appreciation rights (“SARs”) only at a per share exercise price at least equal to the fair market value of a share of our common stock on the grant date;

•
granting of options and SARs with a ten-year maximum term;

•
no repricing of options or SARs without prior shareholder approval;

•
no reload or “evergreen” share replenishment features; and

•
50% change in control and merger consummation triggers.

Effective as of 2021 Plan Approval
On January 27, 2021, the Compensation Committee approved the grant of 1,119,966 special retention restricted shares to 10 eligible recipients, including Leslie D. Hale, the Company’s President and CEO, and Sean M. Mahoney, the Company’s Executive Vice President and Chief Financial Officer, subject to Board and shareholder approval of the 2021 Plan at the Annual Meeting and effective as of the shareholder approval date. In addition, on February 16, 2021, the Compensation Committee approved the grant of 470,374 restricted shares to 11 eligible recipients, including the Company’s named executive officers, subject to Board and shareholder approval of the 2021 Plan at the Annual Meeting and effective as of the shareholder approval date.

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NEW PLAN BENEFITS
Name and Position	Dollar Value ($)	Number of Units(1)(2) (#)
Robert L. Johnson, Executive Chairman	$700,000	47,393
Leslie D. Hale, CEO	$8,916,250	647,402
Sean Mahoney, CFO and Executive Vice President	$2,450,000	177,893
All Executive Officers as a Group	$12,066,250	872,688
All Non-Executive Trustees as a Group	$0	0
All Non-Executive Officer Employees as a Group	$10,125,367	732,913

(1)
With respect to the special retention restricted share awards approved by the Compensation Committee on January 27, 2021, the Compensation Committee approved the value shown in the table above on such date and used such value to determine the number of shares reflected in the table above (by dividing the value of the awards by the closing price of a share on the NYSE on January 27, 2021). While the number of shares is currently fixed, the actual dollar value of such shares will not be determinable until the grant date of such awards.

(2)
With respect to the restricted share awards approved by the Compensation Committee on February 16, 2021, the Compensation Committee approved the value shown in the table above on such date and used such value to determine the number of shares reflected in the table above (by dividing the value of the awards by the closing price of a share on the NYSE Stock Market on February 16, 2021). While the number of shares is currently fixed, the actual dollar value of such shares will not be determinable until the grant date of such awards.

Other than the grants identified in the above table, the benefits that will be awarded or paid under the 2021 Plan cannot currently be determined. Awards granted under the 2021 Plan will be subject to the Compensation Committee’s discretion, and the Compensation Committee has not determined future awards or who might receive them except as set forth in the table above.
Summary of Material Terms of the 2021 Plan
The following is a summary of the material terms of the 2021 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2021 Plan and is qualified in its entirety by reference to the complete text of the 2021 Plan, a copy of which is attached as Appendix A to this Proxy Statement and incorporated by reference into this proposal. You are urged to read this proposal and the text of the 2021 Plan in their entirety.
Purpose.   The 2021 Plan is intended to recruit, retain, and reward non-employee trustees, executive officers and other key employees and service providers, including officers, employees and service providers of our subsidiaries and affiliates, and to stimulate their efforts toward our continued success, long-term growth and profitability.
Eligibility.   All of our employees and the employees of our subsidiaries and officers, trustees, or consultants or advisers (who are natural persons) currently providing services to the Company or its affiliates, including our operating partnership, or any other individual whose participation in the 2021 plan is determined to be in the best interests of the Company are eligible to receive awards under the 2021 Plan. In addition, our non-employee trustees and consultants and advisors who perform services for us and our subsidiaries and affiliates may receive awards under the 2021 Plan, other than incentive share options. As of March 17, 2021, approximately 69 employees, including each of our named executive officers, and approximately 7 non-employee trustees, consultants, and advisors of the Company or any of its subsidiaries or other affiliates are eligible to participate in the 2021 Plan.
Effective Date, Amendment and Term.   If approved by shareholders at the Annual Meeting, the 2021 Plan will be effective as of March 22, 2021, the date the plan was adopted by the Board (the “Effective Date”). The 2021 Plan will terminate automatically on the day before the tenth (10th) anniversary of the Effective Date unless earlier terminated by the committee of the Board designated by the Board to administer the plan (the “Committee”).
The Committee may amend, suspend, or terminate the 2021 Plan at any time; provided that no amendment, suspension, or termination may adversely impair the benefits of grantees with outstanding awards without the grantees’ consent. Our shareholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our shareholders also must approve any amendment that changes the no-repricing provisions or the option/share appreciation right pricing provisions of the 2021 Plan.
Administration.   The 2021 Plan will be administered by the Committee, consisting of two or more trustees of the Company. Each trustee will be required to qualify as an “independent director” under the NYSE Stock Market listing rules and a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act (an “outside

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trustee”). The Board will also be authorized to appoint one or more committees of the Board consisting of one or more trustees of the Company who need not be outside trustees. Any such committees would be authorized to administer the 2021 Plan with respect to grantees in the plan who are not Company “officers” within the meaning of Rule 16a-1(f) of the Exchange Act or Company trustees and, in this capacity, would be authorized to grant awards under the 2021 Plan to such grantees and to determine all terms of such awards.
During any period of time in which we do not have a compensation committee, the 2021 Plan will be administered by our Board or another committee appointed by the Board. Except where the authority to act on such matters is specifically reserved to our Board under the 2021 Plan or applicable law, the Committee and each other committee acting in accordance with the foregoing plan provisions (which will be the “Committee” as defined in the 2021 Plan) will have full power and authority to interpret and construe all terms of the 2021 Plan, any award or any award agreement, and to make all related determinations, including the power and authority to:
•
designate grantees of awards;

•
determine the type or types of awards to be made to a grantee;

•
determine the number of shares to be subject to an award;

•
establish the terms and conditions of each award and any terms and conditions that may be necessary to qualify options as incentive share options;

•
prescribe the form of each award agreement;

•
subject to the limitations in the 2021 Plan (including the prohibition on repricing of options and share appreciation rights without shareholder approval), amend, modify, or reprice the terms of any outstanding award; and

•
make substitute awards.

Awards.   The following types of awards may be made under the 2021 Plan, subject to the limitations set forth in the 2021 Plan:
•
options, which may be incentive share options or non-qualified share options;

•
share appreciation rights or “SARs”;

•
restricted shares;

•
unrestricted shares;

•
share units;

•
dividend equivalent rights;

•
performance awards;

•
long-term incentive units or “LTIP units”;

•
other equity-based awards; or

•
cash.

An incentive share option is an option that meets the requirements of Section 422 of the Code, and a nonqualified share option is an option that does not meet those requirements. A SAR is a right to receive upon exercise, in the form of shares, cash or a combination of shares and cash, the excess of the fair market value of one share on the exercise date over the exercise price of the SAR. Restricted shares are shares on which are imposed vesting restrictions that subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Code. Unrestricted shares are shares free of restrictions other than those imposed under federal or state securities law. A share unit or deferred share unit is an award that represents a conditional right to receive shares in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted shares. Dividend equivalent rights are awards entitling the grantee to receive cash, shares, other awards under the 2021 Plan or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares. Performance awards are awards made subject to the achievement of one or more performance goals over a performance period established by the Committee. LTIP units means an award of an interest in the operating partnership affiliated with the Company.
Awards under the 2021 Plan may be granted alone or in addition to, in tandem with, or in substitution or exchange for any other award under the 2021 Plan, other awards under another compensatory plan of the Company or any of its affiliates (or any business entity that has been a party to a transaction to the Company or any of the Company’s affiliates), or other rights to payment from the Company or any of its affiliates. Awards granted in addition to or tandem with other awards may be granted either at the same time or at a different time.
The Company may permit or require the deferral of any payment pursuant to any award into a deferred compensation arrangement, which may include provisions for the payment or crediting of interest or dividend equivalent rights, in accordance with rules and procedures established by the Committee. Awards under the 2021 Plan generally will be granted for no consideration other than past services by the grantee of the award or, if provided for in the award agreement or in a separate agreement, the grantee’s promise to perform future services to the Company or one of its subsidiaries or other affiliates.
Share Available for Issuance.   Subject to adjustment as provided in the 2021 Plan, the maximum number of shares that will be available for issuance under the 2021 Plan will be equal to the sum of:
•
5,150,000 shares, plus

•
the number of shares available for future awards under the 2015 Plan as of the Effective Date, plus

•
the number of shares related to awards outstanding under the 2015 Plan and the RLJ Lodging Trust 2011 Equity Incentive Plan as of the

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Effective Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares.
Any of the shares available for issuance under the 2021 Plan may be used for any type of award under the 2021 Plan, and any or all of the shares available under the 2021 Plan will be reserved for issuance pursuant to incentive share options.
Shares subject to an award granted under the 2021 Plan will be counted against the maximum number of shares available for issuance under the plan as one share for every one share subject to such an award. Shares subject to an award under the 2021 Plan will again become available for issuance under the 2021 Plan if the award terminates by expiration, forfeiture, or cancellation, or otherwise without issuance of such shares (except as set forth below). In addition, any Shares withheld, deducted, or delivered from an award under the 2021 Plan in connection with the Company’s tax withholding obligations will again become available for making awards under the 2021 Plan in the same amount as such shares were counted against the share limit under the 2021 Plan.
The number of shares available for issuance under the 2021 Plan will not be increased by the number of shares:
•
tendered or withheld or subject to an award surrendered in connection with the purchase of shares upon exercise of an option;

•
purchased by the Company with proceeds from option exercises; or

•
subject to a SAR that is settled in shares that were not issued upon the net settlement or net exercise of such SAR.

The 2021 Plan contains limitations on the number of shares available for issuance with respect to specified types of awards:
•
The maximum number of common shares subject to options or SARs that can be granted under the 2021 Plan to any person eligible for an award is one million (1,000,000) common shares in a calendar year;

•
The maximum number of common shares that can be granted under the 2021 Plan, other than pursuant to options or SARs, to any person eligible for an award is one million (1,000,000) common shares in a calendar year; and

•
The maximum amount that may be paid as a cash-settled performance award in respect of a performance period of one year or less to any one person is five million dollars ($5,000,000), and the maximum amount that may be paid as a cash-settled performance award in respect of a performance period greater than one year to any one person eligible for an award is five million dollars ($5,000,000).

Shares to be issued under the 2021 Plan will be authorized and unissued shares or, to the extent permitted under applicable laws, treasury shares, or any combination of the foregoing, as may be determined from time to time by the Committee.
The number and kinds of shares for which awards may be made under the 2021 Plan, including the share limits described above, will be adjusted proportionately and accordingly by the Committee if the number of outstanding shares is increased or decreased or the shares are changed into or exchanged for a different number of shares or kind of shares or other securities of the Company on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in shares effected without receipt of consideration by the Company.
Fair Market Value Determination.   Generally, for so long as the shares remain listed on the NYSE Stock Market, the fair market value of a share on a grant date, or on any other date for which fair market value is required to be established under the 2021 Plan, will be the closing price of the shares as reported on the NYSE Stock Market on such date. If there is no reported closing price on such date, the fair market value of the shares will be the closing price of the shares on the immediately preceding date on which any sale of shares will have been reported on the NYSE Stock Market.
If the shares cease to be listed on the NYSE Stock Market and are listed on another established national or regional stock exchange or traded on another established securities market, fair market value will generally similarly be determined by reference to the closing price of the shares on the applicable date as reported on such other stock exchange or established securities market.
If the shares cease to be listed on the NYSE Stock Market or another established national or regional stock exchange or traded on another established securities market, the Committee will determine the fair market value of the shares by the reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code.
On March 24, 2021, the closing price of a share as reported on the NYSE Stock Market was $15.08 per share.
Options.   The 2021 Plan authorizes the Committee to grant incentive share options (under Section 422 of the Code) and options that do not qualify as incentive share options. An option granted under the 2021 Plan will be exercisable only to the extent that it is vested. Each option will become vested and exercisable at such times and under such conditions as the Committee may approve consistent with the terms of the 2021 Plan. No option may be exercisable more than ten years after the option grant date, or five years after the option grant date in the case of an incentive share option granted to a “ten percent shareholder” (as defined in the 2021 Plan). Options may be made exercisable in installments. The Committee may include in the option agreement provisions specifying the period during which an option may be exercised

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following termination of the grantee’s service. The exercisability of options may be accelerated by the Committee.
The exercise price per share of each option granted under the 2021 Plan may not be less than 100%, or 110% in the case of an incentive share option granted to a “ten percent shareholder,” of the fair market value of a share on the option grant date, except in the case of an option granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an affiliate or with which the Company or an affiliate has combined or will combine.
Options will be nontransferable, except for transfers by will or the laws of descent and distribution. The Committee may determine that all or part of a nonqualified share option may be transferred to certain family members of the grantee by gift or other transfers deemed “not for value.”
Share Appreciation Rights.   The 2021 Plan authorizes the Committee to grant SARs that provide the recipient with the right to receive, upon exercise of the SAR, cash, common shares, or a combination of the two. The amount that the recipient will receive upon exercise of the SAR generally will equal the excess of the fair market value of our common shares on the date of exercise over the fair market value of our common shares on the grant date. SARs will become exercisable in accordance with terms determined by the Committee. SARs may be granted in tandem with an option grant or independently from an option grant. The term of a SAR cannot exceed ten (10) years from the date of grant.
SARs will be nontransferable, except for transfers by will or the laws of descent and distribution. The Committee may determine that all or part of a SAR may be transferred to certain family members of the grantee by gift or other transfers deemed “not for value.”
No Re-Pricing.   Except in connection with a corporate transaction involving the Company (including, without limitation, any share dividend, distribution (whether in the form of cash, shares, other securities or other property), share split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities or similar transaction), the Company may not, without obtaining shareholder approval: (a) amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs, as applicable; (b) cancel outstanding options or SARs in exchange for or substitution of options or SARs, as applicable, with an exercise price that is less than the exercise price of the original options or SARs; or (c) cancel outstanding options or SARs with an exercise price above the current share price in exchange for cash or other securities.
Restricted Shares, Restricted Share Units, and Deferred Share Units.   The 2021 Plan authorizes the Committee to grant restricted shares and share units. Subject to the provisions of the 2021 Plan, the Committee will determine the terms and conditions of each award of restricted shares, share units, and deferred share units, including the restricted period for all or a portion of the award, the restrictions applicable to the award, and the purchase price, if any, for the shares subject to the award. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the Committee may determine. A grantee of restricted shares will have all of the rights of a shareholder as to those shares, including, without limitation, the right to vote the shares and receive dividends or distributions on the shares, except to the extent limited by the Committee. Grantees of share units and deferred share units will have no voting or dividend rights or other rights associated with share ownership, although the Committee may award dividend equivalent rights on such units.
During the restricted period, if any, when share awards are non-transferable or forfeitable, a grantee is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating, or otherwise encumbering or disposing of his or her award shares.
Dividend Equivalent Rights.   The 2021 Plan authorizes the Committee to grant dividend equivalent rights. Dividend equivalent rights may be granted independently or in connection with the grant of any equity-based award, except that no dividend equivalent right may be granted in connection with, or related to an option or SAR. Dividend equivalent rights may be paid currently or accrued as contingent cash obligations and may be payable in cash, common shares, or a combination of the two. The Committee will determine the terms of any dividend equivalents.
Performance Awards.   The 2021 Plan authorizes the Committee to grant performance awards. Performance awards entitle the grantee to receive a compensation amount, based on the value of the shares, if performance goals established by the Committee are met. The Committee will determine the applicable performance period, the performance goals, and such other conditions that apply to the performance award. Any performance measure(s) may be used to measure the performance of the Company and its subsidiaries and other affiliates as a whole or any business unit of the Company, its subsidiaries, and/or its affiliates or any combination thereof, as the Committee may deem appropriate, or any performance measures as compared to the performance of a group of comparable companies, or published or special index that the Committee deems appropriate. Performance goals may relate to our financial performance or the financial performance of our operating units, the grantee’s performance, or such other criteria determined by the Committee. If the performance goals are met, performance awards will be paid in cash, common shares, other awards, or a combination thereof.
LTIP Units.   The 2021 Plan authorizes the Committee to grant LTIP units. LTIP units are a special class of units in our operating partnership that are intended to constitute a “profits interest” within the meaning of the Code and the guidance thereunder. LTIP units may be issued only to grantees for the performance of services to or for the benefit of the operating partnership in the grantee’s capacity as a partner of the operating partnership, in

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anticipation of the grantee becoming a partner of the operating partnership, or as otherwise determined by the Committee. A LTIP unit will become vested at such times and subject to the limited partnership agreement of the operating partnership and such additional conditions as the Committee may determine. If fully realized, each LTIP unit awarded under the 2021 Plan will be equivalent to an award of one share under the 2021 Plan, reducing the number of common shares available for other equity awards on a one-for-one basis.
Other Equity-Based Awards.   The 2021 Plan authorizes the Committee to grant other types of share-based awards under the 2021 Plan. Other equity-based awards are payable in cash, common shares, or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by the Committee. The terms and conditions that apply to other equity-based awards are determined by the Committee.
Forfeiture; Clawback.   The Committee may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee in violation or breach of, or in conflict with, any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of the Company or any affiliate, confidentiality obligation with respect to the Company or any affiliate, or any other obligation of the grantee to the Company or any affiliate, to the extent specified in such award agreement. The Committee may annul an outstanding vested award if the grantee is an employee and is terminated for “cause” (as defined in the 2021 Plan).
In addition, any award granted pursuant to the 2021 Plan is subject to mandatory repayment by the grantee to the Company to the extent the grantee is or in the future becomes subject to any Company “clawback” or recoupment policy that requires the repayment by the grantee to the Company of compensation paid by the Company to the grantee in the event that the grantee fails to comply with, or violates, the terms or requirements of such policy.
Change in Capitalization.   The Committee may adjust the terms of outstanding awards under the 2021 Plan to preserve the proportionate interests of the holders in such awards on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Company. The adjustments will include proportionate adjustments to (i) the number and kind of shares subject to outstanding awards and (ii) the per share exercise price of outstanding options or SARs.
Reorganization not Constituting a Change in Control.    If the Company is the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a “change in control” (as defined in the 2021 Plan), any awards will be adjusted to pertain to and apply to the securities to which a holder of the number of common shares subject to such award would have been entitled immediately after such transaction, with a corresponding proportionate adjustment to the per share price of options and SARs so that the aggregate price per share of each option or SAR thereafter is the same as the aggregate price per share of each option or SAR subject to the option or SAR immediately prior to such transaction. Further, in the event of any such transaction, performance awards (and the related performance measures if deemed appropriate by the Committee) will be adjusted to apply to the securities that a holder of the number of common shares subject to such performance awards would have been entitled to receive following such transaction.
Change in Control—Vesting.   Upon the occurrence of a “change in control” (as defined the 2021 Plan), with respect to outstanding awards other than performance awards and other equity-based awards, all such outstanding awards will be become fully vested, and all restrictions and conditions applicable to such awards will lapse, as of immediately prior to such change in control. For share units, any shares subject thereto will be delivered unless the Committee determines to cash out such awards pursuant to the terms of the 2021 Plan, and for dividend equivalent rights, any shares subject thereto will be delivered unless the Committee determines to cash out such awards pursuant to the terms of the 2021 Plan, and/or any cash payment subject thereto will be made.
With respect to any performance award, upon the occurrence of a change in control, (i) if less than half of the performance period has lapsed, such awards shall be earned, as of immediately prior to but contingent on the occurrence of such change in control, based on deemed achievement of target performance and (ii) if at least half of the performance period has lapsed such awards shall be earned, as of immediately prior to but contingent on the occurrence of such change in control, based on the greater of  (a) deemed achievement of target performance or (B) determination of actual performance as of a date reasonably proximal to the date of the consummation of such change of control as determined by the Committee in its sole discretion.
With respect to any other equity-based award, upon the occurrence of a change in control, such award will be governed by the terms of the applicable award agreement.
Change in Control—Treatment.   Upon the occurrence of a change in control, one or more of the following actions will be taken by the Committee:
•
the Committee may elect to cancel outstanding options, SARs, restricted shares, share units, and dividend equivalent rights (for shares payable thereunder, if any) and pay or deliver or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value, as determined by the Committee, in the case of restricted shares, share units, and dividend equivalent rights (for shares payable thereunder, if any), equal to the formula or fixed price per share paid to holders of shares and, in the case of options or SARs, equal to the product of the

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number of shares subject to the option or SAR multiplied by the amount, if any, by which the formula or fixed price per share paid to holders of shares pursuant to such change in control exceeds the applicable option price or SAR exercise price;
•
the Committee may provide written notice to holders of options and SARs that all outstanding options and SARs shall become immediately exercisable and remain exercisable for the exercise period specified in the notice, and (A) any exercise of an option or SAR during such exercise period will be conditioned on the consummation of such change in control and will be effective only immediately before the consummation of such change in control, and (B) upon consummation of the change in control, all outstanding but unexercised options and SARs will terminate, provided that the Committee will provide notice of an event that will result in such termination to all holders of options and SARs not later than the time at which the Company gives notice thereof to its shareholders; and/or

•
the Committee may make provision in writing in connection with such change in control for the assumption and continuation of options and SARs or for substitution of such options and SARs for new common stock option and stock appreciation rights relating to the stock of the successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares and option and SAR exercise prices.

Definition of Change in Control.   The 2021 Plan defines a “change in control” to mean:
•
Any person, entity, or affiliated group (with certain exceptions) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding voting securities;

•
During any twelve consecutive month period, individuals who at the beginning of such period constitute our Board cease for any reason to constitute a majority of our Board, treating any individual whose election or nomination was approved by a majority of the incumbent trustees as an incumbent trustee for this purpose;

•
The consummation of a merger, consolidation or sale or other disposition of all or substantially all of our assets, unless (1) the holders of our voting shares immediately prior to the merger have at least 50.1% of the combined voting power of the securities in the surviving entity or its parent in substantially the same proportions as before the transaction, (2) no person owns 50% or more of the shares of the surviving entity unless such ownership existed before the transaction; or

•
The consummation or sale of the disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve months ending on the date of the last sale or disposition having a similar effect).

Federal Tax Consequences
The U.S. federal income tax consequences of awards under the 2021 Plan for grantees and the Company will depend on the type of award granted. The following summary description of tax consequences is intended only for the general information of shareholders. A grantee in the 2021 Plan should not rely on this description and instead should consult his or her own tax advisor.
Incentive Share Options.   An optionholder will not realize taxable income upon the grant of an incentive share option under the 2021 Plan. In addition, an optionholder generally will not realize taxable income upon the exercise of an incentive share option. An optionholder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an optionholder’s death or disability, if an option is exercised more than three months after the optionholder’s termination of employment, the option will cease to be treated as an incentive share option and will be subject to taxation under the rules applicable to nonqualified share options, as summarized below.
If an optionholder sells the shares acquired upon exercise of an incentive share option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares will be a qualifying deposition if it is made at least two years after the date on which the incentive share option was granted and at least one year after the date on which the incentive share option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the optionholder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the optionholder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

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Unless an optionholder engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an incentive share option. If an optionholder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of compensation income taxable to the optionholder.
If an optionholder pays the exercise price of an incentive share option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the optionholder acquired the shares being tendered pursuant to the exercise of an incentive share option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.
Nonqualified Share Options.   An optionholder will not realize taxable income upon the grant of a nonqualified share option. When an optionholder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will constitute compensation income taxable to the optionholder. The Company will be entitled to a deduction equal to the amount of compensation income taxable to the optionholder if the Company complies with applicable reporting requirements and Section 162(m) of the Code.
If an optionholder tenders shares in payment of part or all of the exercise price of a nonqualified share option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive share option. In such an event, the optionholder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received upon the exercise of the option will be taxed as ordinary income, just as if the optionholder had paid the exercise price in cash.
Share Appreciation Rights.   The grant of SARs will not result in taxable income to the grantee or a deduction to the Company. Upon exercise of a SAR, the grantee will recognize ordinary income in an amount equal to the cash or the fair market value of the common shares received by the grantee. The Company will be entitled to a deduction equal to the amount of any compensation income taxable to the grantee, subject to Section 162(m) of the Code and, as to SARs that are settled in common shares, if the Company complies with applicable reporting requirements.
Restricted Shares and Restricted Share Units.   Upon the grant of a restricted share or restricted share unit, there will be no tax consequences to the grantee. Generally, the grantee will recognize ordinary income on the date the award vests, in an amount equal to, in the case of restricted shares, the value of the shares on the vesting date, or, in the case of restricted share units, the amount of cash paid and the fair market value of any shares delivered on the vesting date. With respect to restricted shares, under Section 83 of the Code, a grantee may elect to recognize income at the grant date rather than the date of vesting. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, the Company will be entitled to a deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Unrestricted Shares.   A grantee of unrestricted shares will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. The Company will be entitled to deduct the amount of any compensation income taxable to the grantee if it complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code.
Upon the grantee’s disposition of unrestricted shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.
Dividend Equivalents.   Grantees under the 2021 Plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the grantee pursuant to the award. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Performance Awards.   A distribution of common shares or a payment of cash in satisfaction of a performance award will be taxable as ordinary income when the distribution or payment is actually or constructively received by the grantee. The amount taxable as ordinary income is the aggregate fair market value of the common shares determined as of the date they are received or, in the case of a cash award, the amount of the cash payment. The Company will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the grantee if the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code.
LTIP Units.   LTIP units that constitute “profits interests” within the meaning of the Code and published Internal Revenue Service guidance will generally have no tax consequences for the grantee on the grant date or, if not vested on the grant date, on vesting. The grantee, however,

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will be required to report on his or her income tax return the grantee’s allocable share of the operating partnership’s income, gains, losses, deductions, and credits, regardless of whether the operating partnership makes a distribution of cash. Instead, the LTIP units are generally taxed upon a disposition of the units or distributions of money to the extent that such amounts received exceed the basis in the LTIP units. Generally, no deduction is available to the Company upon the grant, vesting, or disposition of the LTIP units. If LTIP units are granted to a grantee who is an employee of the Company, the issuance of those units may cause wages paid to the grantee to be characterized and subject to taxation as self-employment income. If treated as a self-employed partner, the grantee will be required to make quarterly income tax payments rather than having amounts withheld by the Company, the operating partnership, or the grantee’s employer, as applicable. Additionally, if self-employed, the grantee must pay the full amount of all FICA employment taxes on the employee’s compensation, whereas regular employees are responsible only for a portion of these taxes. To date, the Internal Revenue Service has not issued definitive guidance regarding the treatment of wages paid to partner-employees.
Tax Withholding.   Payment of the taxes imposed on awards made under the 2021 Plan may be made by withholding from payments otherwise due and owing to the grantee.

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Security Ownership of Certain Beneficial Owners and Management
Principal Shareholders
The following table sets forth certain information regarding the beneficial ownership of our common shares and units of limited partnership interest of RLJ Lodging Trust, L.P., which we refer to as the operating partnership, as of March 17, 2021 by (a) each of our trustees, (b) each of our named executive officers, (c) all of our trustees and executive officers as a group, and (d) each person known to us to be the beneficial owner of more than five percent of our common shares. Operating partnership units (the “OP units”) are redeemable for an equal number of our common shares or cash, at our election, beginning one year after the date of issuance. Unless otherwise indicated, all shares and OP units are owned directly and the indicated
person has sole voting and dispositive power with respect to such shares or OP units. The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A shareholder is also deemed to be, as of any date, the beneficial owner of all securities that such shareholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.

Unless otherwise indicated, the address of each person listed below is c/o RLJ Lodging Trust, 3 Bethesda Metro Center, Suite 1000, Bethesda, MD 20814.
Name	Number of Shares and OP Units Beneficially Owned	% of All Shares(1)	% of All Shares and OP Units(2)
Robert L. Johnson(3)	1,566,295	*	*
Leslie D. Hale(4)	581,881	*	*
Sean Mahoney(4)	135,028	*	*
Evan Bayh	58,573	*	*
Arthur R. Collins	28,600	*	*
Nathaniel A. Davis	95,859	*	*
Patricia L. Gibson	60,348	*	*
Robert M. La Forgia	70,459	*	*
Robert J. McCarthy	23,920	*	*
Glenda G. McNeal	53,266	*	*
All trustees and executive officers as a group (10 persons)	2,674,229	1.6%	1.6%
More than Five Percent Beneficial Owners
FMR LLC(5)	24,762,971	15.0%	15.0%
The Vanguard Group – 23-1945930(6)	22,986,468	13.9%	13.9%
BlackRock, Inc.(7)	18,534,588	11.2%	11.2%
AllianceBernstein L.P.(8)	8,772,837	5.3%	5.3%

*
Less than 1%

(1)
The total number of shares deemed outstanding and used in calculating this percentage for the named person(s) is the sum of (a) 164,918,126 common shares outstanding as of March 17, 2021 and (b) the number of common shares issuable to such person(s) upon redemption of limited partnership units owned by such person(s). Amounts shown for individuals assume that all OP units held by the person have been redeemed for our common shares, and amounts for all trustees and executive officers as a group assume all OP units held by such persons, if any, have been redeemed for our common shares.

(2)
The total number of shares and units deemed outstanding and used in calculating this percentage for the named person(s) is the sum of  (a) 164,918,126 common shares outstanding as of March 17, 2021 and (b) 772,293 limited partnership units outstanding as of March 17, 2021 (other than such units held by us).

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(3)
Includes 335,250 OP units received by Mr. Johnson in connection with the formation transactions effected in connection with our IPO and restricted common shares subject to time vesting.

(4)
Includes restricted common shares subject to time vesting.

(5)
Based on information provided by FMR LLC in a Schedule 13G filed with the SEC on February 8, 2021. FMR LLC is the beneficial owner of 24,762,971 shares, of which it has sole voting power with respect to 6,950,618 shares and sole dispositive power with respect to all of the shares. The address of FMR LLC as reported by it in the Schedule 13G is 245 Summer Street, Boston, MA 02210.

(6)
Based on information provided by The Vanguard Group in a Schedule 13G/A filed with the SEC on February 10, 2021. The Vanguard Group, Inc. is the beneficial owner of 22,986,468 shares, of which it has sole voting power with respect to 0 shares, sole dispositive power with respect to 22,333,286 shares, shared voting power with respect to 519,744 shares and shared dispositive power with respect to 653,182 shares. The address of The Vanguard Group, as reported by it in the Schedule 13G/A, is 100 Vanguard Blvd., Malvern, PA 19355.

(7)
Based on information provided by BlackRock, Inc. in a Schedule 13G/A filed with the SEC on January 27, 2021. BlackRock, Inc. is the beneficial owner of 18,534,588 shares, of which it has sole voting power with respect to 17,537,358 shares and sole dispositive power with respect to all of the shares. The address of BlackRock, Inc., as reported by it in the Schedule 13G/A, is 55 East 52nd Street, New York, NY 10055.

(8)
Based on information provided by AllianceBernstein L.P. in a Schedule 13G filed with the SEC on February 8, 2021. AllianceBernstein L.P. is the beneficial owner of 8,772,837 shares, of which it has sole voting power with respect to 7,709,781 shares and sole dispositive power with respect to all of the shares. The address of AllianceBernstein L.P. as reported by it in the Schedule 13G is 1345 Avenue of the Americas, New York, NY 10105.

Certain Relationships and Related Party Transactions
Related Party Transaction Policy
The Board has adopted a written related person transaction approval policy to further the goal of ensuring any related person transaction is properly reviewed, approved by the Audit Committee or all of the disinterested trustees of the Board, and fully disclosed in accordance with the rules and regulations of the SEC and the NYSE. The policy applies to transactions or arrangements between the Company and any related person, including trustees, trustee nominees, executive officers, greater than 5% shareholders and the immediate family members of each of these groups. They do not, however, apply with respect to general conflicts between the interests of the Company and our employees, officers and trustees, including issues relating to engaging in a competing business and receiving certain benefits from the Company, such as loans or guarantees of obligations, which are reported and handled in accordance with our Code of Business Conduct and Ethics and other procedures and guidelines implemented by us from time to time.
Under the policy, our trustees and executive officers are responsible for identifying and reporting to our chief compliance officer any proposed transaction with a related person. The Audit Committee will approve, ratify or reject the transaction or refer the transaction to the full Board or another appropriate committee, in its discretion. All related party transactions will be disclosed to the full Board.
The Audit Committee reviews our Related Party Transactions Policy annually and reports the results of such reviews to the Board.

Related Party Transactions
Our transactions with related parties consist of the following:
Indemnification Agreements for Officers and Trustees
We entered into indemnification agreements with each of our executive officers and trustees that obligate us to indemnify them to the maximum extent permitted by Maryland law. The indemnification agreements provide that, if a trustee or executive officer is a party or is threatened to be made a party to any proceeding by reason of such trustee’s or executive officer’s status as our trustee, officer or employee, we must indemnify such trustee or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:
•
the act or omission of the trustee or executive officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty
•
the trustee or executive officer received an improper personal benefit in money, property or services

•
with respect to any criminal action or proceeding, the trustee or executive officer had reasonable cause to believe that his or her conduct was unlawful

However, we will have no obligation (1) to indemnify such trustee or executive officer for a proceeding by or

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in the right of the Company, for expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, if it has been adjudged that such trustee or executive officer is liable to us with respect to such proceeding, or (2) to indemnify or advance expenses of such trustee or executive officer for a proceeding brought by such trustee or executive officer against the Company, except for a proceeding brought to enforce indemnification under Section 2-418 of the Maryland General Corporation Law (“MGCL”) or as otherwise provided by our bylaws, our declaration of trust, a resolution of our Board or an agreement approved by our Board. Under the MGCL, a Maryland corporation may not indemnify a trustee or officer in a suit by or in the right of the corporation in which the trustee or officer was adjudged liable on the basis that a personal benefit was improperly received.
Upon application by one of our trustees or executive officers to a court of appropriate jurisdiction, the court may order indemnification of such trustee or executive officer if:
•
the court determines that such trustee or executive officer is entitled to indemnification under Section 2-418(d)(1) of the MGCL, in which case the trustee or executive officer shall be entitled to recover from us the expenses of securing such indemnification

•
the court determines that such trustee or executive officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the trustee or executive officer has met the standards of conduct set forth in Section 2-418(b) of the MGCL or has been adjudged liable for receipt of an “improper personal benefit” under Section 2-418(c) of the MGCL; provided, however, that our indemnification obligations to such trustee or executive officer will be limited to the expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with any proceeding by us or in our right or in which such trustee or executive officer shall have been adjudged liable for receipt of an improper personal benefit under Section 2-418(c) of the MGCL

Notwithstanding, and without limiting, any other provisions of the indemnification agreements, if a trustee or executive officer is a party or is threatened to be made a party to any proceeding by reason of such trustee’s or executive officer’s status as our trustee, executive officer or employee, and such trustee or executive officer is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such proceeding, we must indemnify such trustee or executive officer for all expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with each successfully resolved claim, issue or matter, including any claim, issue or matter in such a proceeding that is terminated by dismissal, with or without prejudice.
We must pay all indemnifiable expenses in advance of the final disposition of any proceeding if the trustee or executive officer furnishes us with a written affirmation of the trustee’s or executive officer’s good faith belief that the standard of conduct necessary for indemnification by us has been met and a written undertaking to reimburse us if a court of competent jurisdiction determines that the trustee or executive officer is not entitled to indemnification.
Our declaration of trust and bylaws obligate us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (1) any present or former trustee or officer (including any individual who, at our request, serves or has served as a director, trustee, officer, partner, member, employee or agent of another real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise) against any claim or liability to which he or she may become subject by reason of service in such capacity, and (2) any present or former trustee or officer who has been successful in the defense of a proceeding to which he or she was made a party by reason of service in such capacity. Our declaration of trust and bylaws also permit us, with the approval of our Board, to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and to any employee or agent of the Company or a predecessor of the Company.

Registration Rights Agreement
In connection with our formation transactions, our operating partnership issued an aggregate of 894,000 OP units to RLJ Development (an entity in which Mr. Johnson holds an equity interest) as consideration for substantially all of its assets and liabilities. Upon completion of our IPO and our formation transactions, we entered into a registration rights agreement with RLJ Development relating to the OP units. Under the registration rights agreement, subject to certain exceptions, we are required to use commercially reasonable efforts to cause to be filed a registration statement covering the resale of our common shares issuable, at our option, in exchange for OP units issued in our formation transactions. In addition, we are required, upon request from the parties subject to such registration rights agreement, to use our commercially reasonable efforts to register for resale the common shares issued in connection with the redemption of such OP units; provided, however, the holders of such common shares issued in connection with the redemption of OP units collectively may not exercise such registration rights more than once in any consecutive six month period. Under such registration rights agreement, such holders are entitled to receive notice of any underwritten public offering on behalf of investors in RLJ Lodging Fund II, L.P. (and its parallel fund) and RLJ Real Estate Fund III, L.P. (and its parallel fund) receiving our common shares in our formation transactions at least 10 business

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days prior to the anticipated filing date of such registration statement. Such holders may request in writing within five business days following receipt of such notice to participate in such underwritten public offering; provided that if the aggregate dollar amount or number of common shares as to which registration has been demanded exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting its success, the common shares issued in connection with the redemption of OP units may be excluded from such underwritten public offering. We have filed registration statements in satisfaction of the foregoing obligations that are currently effective.

Sublease Agreement with RLJ Companies
In 2015, following the termination of a sublease with RLJ Companies for office space, we entered into an Executive Suite Agreement with RLJ Companies, pursuant to which RLJ Companies subleases from us 2,497 rentable square feet of office space in our corporate headquarters for RLJ Companies’ use. Under the terms of the Executive Suite Agreement, RLJ Companies pays us monthly rent in an amount equal to rent payable by us under the lease agreement with respect to the number of rentable square feet RLJ Companies occupies under the Executive Suite Agreement. RLJ Companies’ obligation to pay rent includes the base rent and all additional rent payable with respect to such space under the lease (e.g., increases in real estate taxes and operating expenses). As of December 31, 2020, RLJ Companies subleased approximately rentable 2,497 square feet of office space from us. In 2021, the total amount payable by RLJ Companies under the Executive Suite Agreement is approximately $123,000.

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Information Concerning Solicitation and Voting
The enclosed proxy card is solicited on behalf of the Board of Trustees of RLJ Lodging Trust, a Maryland real estate investment trust, for use at the Annual Meeting of Shareholders to be held:

WHEN
Friday, April 30, 2021 12:00 p.m. Eastern Time (or at any adjournment or postponement thereof)
WHERE
The meeting will be held in a virtual format through a live webcast; you will be able to attend by first registering at http://register.proxypush.com/RLJ
RECORD DATE
Shareholders of record at the close of business on Wednesday, March 17, 2021 are entitled to vote

We are first mailing the Notice, this Proxy Statement, the enclosed proxy card and our 2020 Annual Report to Shareholders on or about March 30, 2021 to all shareholders entitled to vote at the Annual Meeting. Our principal executive office is located at:
RLJ Lodging Trust 3 Bethesda Metro Center Suite 1000 Bethesda, Maryland 20814
www.rljlodgingtrust.com
We make our current and periodic reports that are filed with the Securities and Exchange Commission (the “SEC”), available, free of charge, on our website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

About the Meeting
WHAT IS RLJ LODGING TRUST?

RLJ Lodging Trust is a self-advised, publicly-traded real estate investment trust that owns primarily premium-branded, high-margin focused-service and compact full-service hotels. As of December 31, 2020, the Company’s portfolio consists of 102 hotels with approximately 22,500 rooms located in 23 states and the District of Columbia. The Board and management believe the Company is well-positioned for continued success with a proven investment strategy, a high-quality diversified portfolio, a solid balance sheet and an attractive cash flow profile.
WHY AM I RECEIVING THIS PROXY STATEMENT?

This Proxy Statement contains information related to the solicitation of proxies for use at our 2021 Annual Meeting of Shareholders for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. This solicitation is made by RLJ Lodging Trust on behalf of our Board. “We,” “our,” “us,” and the “Company” refer to RLJ Lodging Trust.

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WHAT AM I BEING ASKED TO VOTE ON AND HOW DOES THE BOARD RECOMMEND THAT I VOTE?

You are being asked to vote on the following proposals:
Proposal		Board Recommendation	For more information, see page
1	The election of the nine trustee nominees named in this proxy statement, each for a term expiring at the 2021 annual meeting of shareholders	FOR EACH TRUSTEE NOMINEE	7

2	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021	FOR	33
3	The approval, on a non-binding advisory basis, of the compensation of our named executive officers (“Say-on-Pay”)	FOR	37
4	The approval of the RLJ Lodging Trust 2021 Equity Incentive Plan	FOR	65
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common shares at the close of business on Wednesday, March 17, 2021, the record date for the Annual Meeting, are entitled to receive notice of the Annual Meeting and to vote at the meeting. Our common shares constitute the only class of securities entitled to vote at the meeting.
WHAT ARE THE VOTING RIGHTS OF SHAREHOLDERS?

Each common share outstanding on the record date entitles its holder to cast one vote on each matter to be voted on.
HOW MANY TRUSTEES CAN I VOTE FOR?

Shareholders can vote for up to nine nominees for trustee. We recommend that you vote “FOR” each of our nominees for trustee.
WHO CAN ATTEND THE ANNUAL MEETING?

All holders of our common shares at the close of business on Wednesday, March 17, 2021, the record date for the Annual Meeting, or their duly appointed proxies, are authorized to participate in the Annual Meeting.

Please also note that if you are the beneficial owner of shares held in “street name” (that is, through a bank, broker or other nominee), you will need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.
Why are you holding a virtual Annual Meeting?

To support the health and well-being of shareholders during the ongoing COVID-19 pandemic, as well as to encourage higher levels of shareholder participation while also helping us reduce the financial and environmental costs associated with the Annual Meeting, this year’s Annual Meeting will be held in a virtual meeting format only.
Shareholders at the virtual meeting will have the same rights as at an in-person meeting, including the rights to vote and ask questions at the virtual meeting. We believe that hosting a virtual meeting provides expanded access, improved communication and cost savings for our shareholders and the Company. You may vote during the virtual Annual Meeting by following the instructions that will be available on the virtual meeting website during the meeting. In addition, the virtual format allows shareholders to communicate with us in advance of, and during, the virtual Annual Meeting so they can ask questions of our Board of Trustees or management. Just like we did at last year’s virtual meeting and during our prior in-person meetings, during the live Q&A session of the virtual Annual Meeting, we will answer questions as they come in and address those asked in advance, to the extent relevant to the business of the virtual Annual Meeting, as time permits. In the event any pertinent questions cannot be answered during the meeting due to time constraints, such questions and

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management’s answers will be made publicly available on our investor relations website (along with a replay of the virtual Annual Meeting) promptly after the virtual Annual Meeting.
If you wish to submit a question, you may do so in a few ways. If you want to submit a question before the meeting, then beginning March 30, 2021 and until 11:59 p.m. on April 29, 2021, you may submit questions when completing the registration process. Alternatively, if you want to submit your question or make a comment during the meeting, log into the virtual meeting platform using your unique join link described below and type your question into the “Ask a Question” field. Off-topic, personal or other inappropriate questions will not be answered.
How do I attend and vote shares at the virtual Annual Meeting?

The virtual Annual Meeting will convene at 12:00 p.m. Eastern Time on April 30, 2021. You will be able to attend the virtual Annual Meeting by first registering at http://register.proxypush.com/RLJ. You will receive a meeting invitation by e-mail with your unique join link prior to the meeting date. Shareholders will be able to listen, vote and submit questions during the virtual meeting.
If you are a registered holder, your virtual control number will be on your proxy card.
If you hold your shares beneficially through a bank or broker, you will be asked to provide certain information during the registration process that will enable you to vote your shares during the Annual Meeting. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of share ownership, are provided as part of your registration process.
The virtual Annual Meeting is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet or WiFi connection wherever they intend to participate in the virtual Annual Meeting. Participants should also give themselves plenty of time to dial-in to the virtual meeting or log in and ensure that they can hear audio prior to the start of the virtual Annual Meeting.
There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 11:45 a.m. Eastern Time on April 30, 2021, the day of the meeting, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please contact the technical support number included in your instructional email or call 800-468-9716.
Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the virtual Annual Meeting. We will provide a physical location to view the webcast if requested by a stockholder in writing by contacting the Corporate Secretary at RLJ Lodging Trust, 3 Bethesda Metro Center, Suite 1000, Bethesda, MD 20814. Please note that no members of management or the Board will be in attendance at the physical location.
A replay of the meeting, as well as any questions pertinent to meeting matters and management’s answers (including any questions that could not be answered during the meeting due to time constraints), will be made publicly available on our investor relations website promptly after the virtual Annual Meeting.
WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

Many shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•
Shareholder of Record
If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered the shareholder of record of those shares and these proxy materials are being sent directly to you by us.

•
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the virtual Annual Meeting. Moreover, you may vote your shares in person at the Annual Meeting by providing certain information, including the registered name on your account and the name of your broker, bank or other nominee, as part of the registration process.

HOW WILL MY SHARES BE VOTED IF I DO NOT PROVIDE SPECIFIC VOTING INSTRUCTIONS IN THE PROXY CARD THAT I SUBMIT?

If you submit a proxy card without giving specific voting instructions on one or more matters listed in the notice for the meeting, your shares will be voted as recommended by our Board on such matters, and as the proxy holders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the meeting.
MAY I CHANGE OR REVOKE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. You may change or revoke a previously granted proxy at any time before it is exercised by (i) filing with

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our Corporate Secretary a notice of revocation or a duly executed proxy bearing a later date or (ii) attending the meeting and voting at the annual meeting. Please note that attendance at the meeting, in itself, will not constitute a revocation of a previously granted proxy.
If your shares are held in street name, then you may submit new voting instructions by contacting your broker or nominee. You may also vote in person at the virtual Annual Meeting if you obtain a legal proxy from your broker.
You are encouraged to monitor our investor relations website at investor.rljlodgingtrust.com for updated information about the Annual Meeting.
WHAT WILL CONSTITUTE A QUORUM AT THE ANNUAL MEETING?

The presence at the virtual Annual Meeting, in person or by proxy, of the holders of a majority of the common shares outstanding on Wednesday, March 17, 2021 will constitute a quorum, permitting the shareholders to conduct business at the meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the March 17, 2021 record date, there were 164,918,126 common shares outstanding.

HOW MANY VOTES ARE NEEDED FOR THE PROPOSALS TO PASS?

The proposals to be voted on at the Annual Meeting have the following voting requirements:
Proposal		Vote Required	Abstentions	Broker Discretionary Voting Allowed
1	Election of Trustees	Affirmative vote of a majority of the votes cast	No effect	No
2	Ratification of the Appointment of PricewaterhouseCoopers LLP	Affirmative vote of a majority of the votes cast	No effect	Yes
3	Non-binding Advisory Vote to Approve Named Executive Officer Compensation	Affirmative vote of a majority of the votes cast	No effect	No
4	To approve the RLJ Lodging Trust 2021 Equity Incentive Plan	Affirmative vote of a majority of the votes cast	Against the proposal	No
•
Proposal 1 (Election of Trustees)
As provided in our bylaws, to be elected in an uncontested election, trustee nominees must receive the affirmative vote of a majority of the votes cast, which means that the number of shares voted for a nominee must exceed the number of shares voted against that nominee. There is no cumulative voting in the election of trustees. If you submit the proxy card and do not indicate otherwise, your shares will be voted FOR each of the nine nominees named in Proposal 1 in this Proxy Statement. If an incumbent trustee fails to be re-elected by a majority of votes cast, that trustee is required under our bylaws to tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board is required to act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and its rationale within 90 days after the election results are certified. Notwithstanding the foregoing, our bylaws require the Board to accept any such resignation if the nominee has received more votes against than for his or her election at each of two consecutive annual meetings of shareholders.
•
Proposal 2 (Ratification of PricewaterhouseCoopers LLP)
The affirmative vote of a majority of the votes cast is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021, which is considered a routine matter.

•
Proposal 3 (Non-Binding Advisory Vote to Approve Named Executive Officer Compensation)
The affirmative vote of a majority of the votes cast is required for approval of the advisory (non-binding) vote to approve the compensation of our named executive officers.

•
Proposal 4 (Approval of RLJ Lodging Trust 2021 Equity Incentive Plan)
The affirmative vote of a majority of the votes cast is required to approve the RLJ Lodging Trust 2021 Equity Incentive Plan.

WHAT EFFECT DO WITHHOLD VOTES, ABSTENTIONS AND BROKER NON-VOTES HAVE ON THE PROPOSALS?

•
Abstentions
For purposes of each of Proposals 1, 2 and 3,

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abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. For purposes of Proposal 4, abstentions will be counted as votes cast and will have the same effect as votes against the proposal and they will be considered present for purposes of determining the presence of a quorum.
•
Broker Non-Votes
Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the underlying beneficial owners. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange (the “NYSE”), the exchange on which our common shares are listed. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.” Under NYSE rules, Proposals 1 (election of trustees), 3 (say-on-pay) and 4 (RLJ Lodging Trust 2021 Equity Incentive Plan) are considered non-routine. Proposal 2 (Ratification of PricewaterhouseCoopers LLP) is the only proposal that is considered “routine” under the NYSE rules. Accordingly, if you are a beneficial owner and your shares are held in the name of a broker, the broker is permitted to vote your shares on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm even if the broker does not receive voting instructions from you. Consequently, if you do not give your broker instructions, your broker will not be able to vote on any of the non-routine proposals. If you are a beneficial holder and want your vote to count on these non-routine proposals, it is critical that you instruct your broker how to vote your shares. Consequently, if you do not submit any voting instructions to your broker, your broker may exercise its discretion to vote your shares on the proposal to ratify the appointment of PricewaterhouseCoopers LLP. If your shares are voted on this item as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine items and will not be counted in determining the number of shares necessary for approval of the non-routine items, although they will count for purposes of determining whether a quorum exists.

WILL ANY OTHER MATTERS BE VOTED ON?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual
Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by our Board, or, if no such recommendation is given, in the discretion of the proxy holders.
HOW DO I VOTE?

SHAREHOLDERS OF RECORD
Have your proxy card in hand and follow the instructions.
BY TELEPHONE Dial toll-free 24/7 1-866-883-3382
BY INTERNET Visit 24/7 www.proxypush.com/rlj
BY MAIL Complete, date and, sign your proxy card and send by mail in the enclosed postage-paid envelope
BY MOBILE DEVICE Scan the QR code
The deadline to vote by phone or electronically is 11:59 p.m. Central Time on April 29, 2021. If you vote by phone or electronically, you do not need to return a proxy card.
If you are a beneficial owner and your shares are held by a bank or broker, you should follow the instructions provided to you by the bank or broker. Although most banks and brokers now offer voting by mail, telephone and on the Internet, availability and specific procedures will depend on their voting arrangements.
IF I PLAN TO PARTICIPATE IN THE VIRTUAL ANNUAL MEETING, SHOULD I STILL VOTE BY PROXY?

Yes. Voting in advance does not affect your right to participate in the virtual Annual Meeting. If you send in your proxy card and also attend the virtual Annual Meeting, you do not need to vote again at the virtual Annual Meeting unless you want to change your vote. Shareholders of record will be able to vote your shares during the virtual Annual Meeting. Beneficial owners who wish to vote in person at the virtual Annual Meeting must request a legal proxy from their brokerage firm, bank, trustee or other agent and submit that legal proxy during to the virtual Annual Meeting.
You are encouraged to monitor our investor relations website at investor.rljlodgingtrust.com for updated information about the Annual Meeting.
HOW ARE PROXY CARD VOTES COUNTED?

If the accompanying proxy card is properly signed and returned to us, and not subsequently revoked, it will be

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voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote:
•
FOR each of the Board’s nominees named in Proposal 1 of this Proxy Statement;

•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021;

•
FOR the advisory (non-binding) “Say-on-Pay” vote to approve the compensation of our named executive officers; and

•
FOR the approval of the RLJ Lodging Trust 2021 Equity Inventive Plan.

•
As recommended by our Board with regard to any other matters that may properly come before the meeting, or, if no such recommendation is given, in their own discretion.

WHO WILL COUNT THE VOTES?

The Inspector of Election appointed for the Annual Meeting will separately tabulate the affirmative and negative votes, withheld votes, abstentions and broker non-votes.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We will report preliminary voting results by filing a Current Report on Form 8-K within four business days following the date of the Annual Meeting. If final voting results are not known when such report is filed, they will be announced in an amendment to such report within four business days after the final results become known.
WHO PAYS THE COSTS OF SOLICITING PROXIES AND WHAT SOLICITATION METHODS MAY BE EMPLOYED?

We will bear the entire costs of soliciting proxies, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional solicitation material furnished to our shareholders. These additional materials may be furnished by mail and electronic means. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners, and we expect to reimburse the corresponding forwarding expenses. In addition to soliciting proxies by mail, certain of our officers, trustees and other employees, without additional compensation, may solicit proxies personally (by telephone or other personal contact) or by other appropriate means.
You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON April 30, 2021
This Proxy Statement, our 2020 Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 2020 are available at http://www.rljlodgingtrust.com/meeting.html.
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ADDITIONAL INFORMATION

Other Matters to Come Before the 2021 Annual Meeting
No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by our Board, or, if no such recommendation is given, in their own discretion.

Shareholder Proposals and Nominations for the 2022 Annual Meeting
Any shareholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the next annual meeting of shareholders must be received at our principal executive offices no later than November 30, 2021.
In addition, any shareholder who wishes to propose a nominee to the Board or propose any other business to be considered by the shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 12 of our bylaws, which are on file with the SEC and may be obtained from Investor Relations upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the shareholders for the 2022 Annual Meeting must be received no earlier than October 31, 2021 and no later than November 30, 2021.

Householding of Proxy Materials
If you and other residents at your mailing address own common shares in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and Proxy Statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to:
Broadridge Householding Department 51 Mercedes Way Edgewood, New York 11717
1-800-542-1061
The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this Proxy Statement or our annual report, we will send a copy to you if you address your written request to:
RLJ Lodging Trust Attention: Investor Relations 3 Bethesda Metro Center Suite 1000 Bethesda, Maryland 20814
1-301-280-7774
If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting Investor Relations in the same manner.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDER TO BE HELD ON APRIL 30, 2021
This Proxy Statement, our 2020 Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 2020 are available at http://www.rljlodgingtrust.com/meeting.html.
Additional copies of this Proxy Statement, our Annual Report to Shareholders or our Annual Report on Form 10-K for the year ended December 31, 2020 will be furnished to our shareholders upon written request to the Corporate Secretary at the mailing address for our executive offices set forth above. If requested by eligible shareholders, we will provide copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2020 for a reasonable fee.

By Order of the Board of Trustees,
Anita Cooke Wells
Senior Vice President and Corporate Secretary
Bethesda, Maryland
March 30, 2021
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Appendix A

RLJ LODGING TRUST
2021 EQUITY INCENTIVE PLAN

APPENDIX A | i

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APPENDIX A | iii

RLJ LODGING TRUST
2021 EQUITY INCENTIVE PLAN

RLJ Lodging Trust, a Maryland real estate investment trust (the “Company”), sets forth herein the terms of its 2021 Equity Incentive Plan (the “Plan”) effective as of the Effective Date. The awards granted under the Prior Plans will be subject to the terms of the applicable Prior Plan.
1.
PURPOSE

The Plan is intended to (a) provide incentives to officers, employees, trustees and other eligible persons to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long term growth and profitability of the Company; and (b) provide a means of recruiting, rewarding and retaining key personnel. To this end, the Plan provides for the grant of share options, share appreciation rights, restricted share, unrestricted share, share units (including deferred share units), dividend equivalent rights, long-term incentive units, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Shares options granted under the Plan may be non-qualified share options or incentive share options, as provided herein.
2.
DEFINITIONS

For purposes of interpreting the Plan and related documents, including Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:
2.1   “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting Options or Share Appreciation Rights, an entity may not be considered an Affiliate of the Company unless the Company holds a “controlling interest” in such entity, where the term “controlling interest” has the same meaning as provided in Treasury Regulation Section 1.414(c)-2(b)(2)(i); provided that the language “at least 50 percent” is used instead of  “at least 80 percent”; and provided further, that where granting of Options or Share Appreciation Rights is based upon a legitimate business criteria, the language “at least 20 percent” is used instead of  “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).
2.2   “Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Shares are listed or publicly traded.
2.3   “Award” means a grant of an Option, Share Appreciation Right, Restricted Shares, Unrestricted Shares, Share Units, Dividend Equivalent Right, Performance Award, LTIP Unit, Other Equity-Based Award, or cash under the Plan.
2.4   “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.
2.5   “Benefit Arrangement” shall have the meaning set forth in Section 16.
2.6   “Board” means the Board of Trustees of the Company.
2.7   “Cause” shall have the meaning set forth in an applicable agreement between a Grantee and the Company or an Affiliate, and, in the absence of any such agreement, shall mean, with respect to any Grantee and, as determined by the Committee, such Grantee’s (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of a felony; (c) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of such Grantee at the expense of the Company or an Affiliate; or (d) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements,if any, between the Grantee and the Company or an Affiliate. Any determinations by the Committee whether an event constituting Cause shall have occurred shall be final, binding, and conclusive.
2.8   “Change in Control” means:
(a)   Any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation
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owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities;
(b)   During any period of twelve consecutive months, individuals who at the beginning of such period constitute the Board, and any new trustee (other than a trustee designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) hereof) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the trustees then still in office who either were trustees at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of trustees or actual threatened solicitation of proxies or consents by or on behalf of a person other than the Board;
(c)   The consummation of a merger or consolidation of the Company with any other entity or the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding Shares or the combined voting power of the Company’s then outstanding voting securities; or
(d)   The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve months ending on the date of the last sale or disposition having a similar effect).
Notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or Shares subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or Shares if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.
2.9   “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code section.
2.10   “Committee” means a committee of, as designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 (or, if no Committee has been designated, the Board itself). For the avoidance of doubt, the Board may delegate the responsibilities under this Plan to a new and/or an existing committee of the Board, provided such committee meets the requirements of the foregoing and Section 3.1.2.
2.11   “Company” means RLJ Lodging Trust, a Maryland real estate investment trust and its successors.
2.12   “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a Share is required to be established for purposes of the Plan.
2.13   “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Share Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
2.14   “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.
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2.15 “Effective Date” means, subject to Section 5.1, March 22, 202, which is the date the Plan was adopted by the Board.
2.16   “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
2.17   “Fair Market Value” means the fair market value of a Share for purposes of the Plan, which shall be determined as of any Determination Date as follows:
(a)   If on such Determination Date the Shares are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a Share shall be the closing price of the Share as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a Share shall be the closing price of the Share on the immediately preceding trading day on which any sale of Shares shall have been reported on such Stock Exchange or such Securities Market.
(b)   If on such Determination Date the Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Share shall be the value of the Share as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
Notwithstanding this Section 2.18 or Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 19.3, the Fair Market Value will be determined by the Committee in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided, further, that the Committee shall determine the Fair Market Value of Shares for tax withholding obligations due in connection with sales, by or on behalf of a Grantee, of such Shares subject to an Award to pay the Option Price, SAR Exercise Price, and/or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options, as described in Section 12.3, and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including but not limited to using the sale price of such Shares on such date (or if sales of such Shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such Shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.
2.18   “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.
2.19   “Grant Date” means, as determined by the Committee, the latest to occur of  (a) the date as of which the Company completes the action constituting the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (c) such other subsequent date as may be specified by the Committee.
2.20   “Grantee” means a person who receives or holds an Award under the Plan.
2.21   “Incentive Share Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
2.22   “Long-Term Incentive Unit” or “LTIP Unit” means an Award under Section 15 of an interest in the operating partnership affiliated with the Company.
2.23   “Non-qualified Share Option” means an Option that is not an Incentive Share Option.
2.24   “Option” means an option to purchase one or more Shares pursuant to the Plan.
2.25   “Option Price” means the exercise price for each Share subject to an Option.
2.26   “Other Agreement” shall have the meaning set forth in Section 16.
2.27   “Other Equity-Based Award” means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, other than an Option, Share Appreciation Right, Restricted Share, Unrestricted Share, Share Unit, Dividend Equivalent Right, or Performance Award.
2.28   “Outside Trustee” means a member of the Board who is not an officer or employee of the Company.
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2.29   “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a Performance Period of up to ten (10) years.
2.30   “Performance Measures” means performance criteria on which performance goals under Performance Awards are based.
2.31   “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.
2.32   “Plan”   means this RLJ Lodging Trust 2021 Equity Incentive Plan, as amended from time to time.
2.33   “Prior Plans” means the RLJ Lodging Trust 2011 Equity Incentive Plan, as amended from time to time, and the RLJ Lodging Trust 2015 Equity Incentive Plan, as amended from time to time.
2.34   “Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Shares, Share Units or Unrestricted Shares.
2.35   “Restricted Shares” means Shares, awarded to a Grantee pursuant to Section 10.
2.36   “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9.
2.37   “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
2.38   “Separation from Service” shall have the meaning set forth in Code Section 409A.
2.39   “Service” means service as a Service Provider to the Company or any Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or any Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive. Notwithstanding any other provision to the contrary, for any individual providing services solely as a trustee, only service to the Company or any of its Subsidiaries constitutes Service. If the Service Provider’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or its remaining Affiliates.
2.40   “Service Provider” means an employee, officer, trustee, or director of the Company or an Affiliate or a consultant or advisor to the Company or an Affiliate (a) who is a natural person, (b) who provides bona fide services to the Company or an Affiliate, and (c) whose services are not in connection with the Company’s offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s Shares.
2.41   “Service Recipient Stock” shall have the meaning set forth in Code Section 409A.
2.42   “Shares” means the common shares of beneficial interest, par value $0.01 per share, of the Company.
2.43   “Share Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9.
2.44   “Share Units” means a bookkeeping entry representing the equivalent of one Share awarded to a Grantee pursuant to Section 10.
2.45   “Stock Exchange” means the New York Stock Exchange or another established national or regional stock exchange.
2.46   “Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests, or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers, or other voting members of the governing body of such corporation or non-corporate entity; provided, however, for purposes of Incentive Share Options, Subsidiary means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f). In addition, any other entity may be designated by the Committee as a Subsidiary; provided, that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options, such Award would be considered to be granted in respect of Service Recipient Stock under Code Section 409A.
2.47   “Substitute Award” means an Award granted in substitution for outstanding awards previously granted by a company or other entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.
2.48   “Ten Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, its parent or any of its Subsidiaries. In determining Share ownership, the attribution rules of Code Section 424(d) shall be applied.
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2.49   “Unrestricted Shares” shall have the meaning set forth in Section 11.
Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”
3.
ADMINISTRATION OF THE PLAN

3.1   Committee
         3.1.1   Powers and Authorities.
The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all persons whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.
         3.1.2   Composition of the Committee.
The Committee shall be composed pursuant to the following requirements:
(a)   Except as provided in Subsection (b) and except as the Board may otherwise determine, the Committee shall consist of two or more Outside Trustees of the Company who: (i) meet such requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) comply with the independence requirements of the Stock Exchange on which the Shares are listed.
(b)   The Board or the Committee may also appoint one or more separate committees of the Board, each composed of one or more trustees of the Company who need not be Outside Trustees, who may administer the Plan with respect to employees or other Service Providers who are not executive officers (as defined under Rule 3b-7 or the Exchange Act) or trustees of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 and the rules of the Stock Exchange on which the Shares are listed.
In the event that the Plan, any Award, or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by a Committee if the power and authority to do so has been delegated (and such delegated authority has not been revoked) to such Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding, and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board, provided, that such member of the Board to whom the Committee delegates authority under the Plan must be an Outside Trustee who satisfies the requirements of Subsection (a)(i)-(ii) of this Section 3.1.2.
3.2   Board.
The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.
3.3   Terms of Awards.
Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:
(a)   designate Grantees;
(b)   determine the type or types of Awards to be made to a Grantee;
(c)   determine the number of Shares to be subject to an Award;
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(d)   establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, the treatment of an Award in the event of a Change in Control, and any terms or conditions that may be necessary to qualify Options as Incentive Share Options);
(e)   prescribe the form of each Award Agreement evidencing an Award;
(f)   amend, modify, or reprice (except as such practice is prohibited by Section 3.5 herein) the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom; and
(g)   make Substitute Awards.
3.4   Forfeiture; Recoupment.
         3.4.1   Forfeiture.
The Company may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate, or (e) other agreement, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award as of the date of the Grantee’s termination of Service for Cause if the Grantee thereof is an employee of the Company or an Affiliate and is terminated for Cause.
         3.4.2   Recoupment.
(a)   Any Award granted pursuant to the Plan is subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is or in the future becomes subject to any Company “clawback” or recoupment policy that requires the repayment by the Grantee to the Company of compensation paid by the Company to the Grantee in the event that the Grantee fails to comply with, or violates, the terms or requirements of such policy. Such policy may authorize the Company to recover from a Grantee incentive-based compensation (including Options awarded as compensation) awarded to or received by such Grantee during a period of up to three (3) years, as determined by the Committee, preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws.
(b)   Furthermore, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and any Award Agreement so provides, any Grantee of an Award under such Award Agreement who knowingly engaged in such misconduct, was grossly negligent in engaging in such misconduct, knowingly failed to prevent such misconduct or was grossly negligent in failing to prevent such misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document that contained information affected by such material noncompliance.
(c)   Notwithstanding any other provision of the Plan or any provision of any Award Agreement, if the Company is required to prepare an accounting restatement, then Grantees shall forfeit any cash or Shares received in connection with an Award (or an amount equal to the Fair Market Value of such Shares on the date of delivery if the Grantee no longer holds the Shares) if pursuant to the terms of the Award Agreement for such Award, the amount of the Award earned or the vesting in the Award was explicitly based on the achievement of pre-established performance goals set forth in the Award Agreement (including earnings, gains, or other performance goals) that are later determined, as a result of the accounting restatement, not to have been achieved.
3.5   No Repricing.
Except in connection with a corporate transaction involving the Company (including, without limitation, any share dividend, distribution (whether in the form of cash, shares, other securities or other property), share split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities or similar transaction), the Company may not, without obtaining shareholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current share price in exchange for cash or other securities.
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3.6   Deferral Arrangement.
The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Share Units; provided, that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A.
3.7   No Liability.
No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided, that this Section 3.7 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.
3.8   Share Issuance/Book-Entry.
Notwithstanding any provision of the Plan to the contrary, the issuance of the Shares under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry or direct registration or issuance of one or more share certificates.
4.   SHARES SUBJECT TO THE PLAN
4.1   Number of Shares Available for Awards.
Subject to adjustment as provided in Section 18, the number of Shares available for issuance under the Plan shall be equal to the sum of  (a) 5,150,000 Shares, plus (b) the number of Shares available for future awards under the Prior Plans as of the Effective Date, plus (c) the number of Shares related to awards outstanding under the Prior Plans as of the Effective Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such Shares. Shares issued or to be issued under the Plan shall be authorized but unissued shares or treasury Shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the Shares available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the Shares available for issuance under the Plan will be reserved for issuance pursuant to Incentive Share Options.
4.2   Adjustments in Authorized Shares.
The Committee shall have the right to substitute or assume awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. Assumed awards shall not, but substitute Awards shall, reduce the number of shares of Stock reserved pursuant to Section 4.1, and available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the number of Shares available under the Plan, in each case subject to requirements of the Stock Exchange on which the Shares are listed.
4.3   Share Usage.
Shares covered by an Award shall be counted as used as of the Grant Date. Any Shares that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) Share for every one (1) Share subject to an Award. With respect to SARs, the number of Shares subject to an award of SARs will be counted against the aggregate number of Shares available for issuance under the Plan regardless of the number of Shares actually issued to settle the SAR upon exercise. If any Shares covered by an Award granted under the Plan or the Prior Plans are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 4.1 or the applicable limit in the Prior Plans. Any Shares withheld, deducted, or delivered from an Award under the Plan in connection with the Company’s tax withholding obligations as described in Section 19.3 shall again be available for making Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 4.1. The number of Shares available for issuance under the Plan shall not be increased by (a) any Shares tendered or withheld or subject to an Award granted under the Plan or the Prior Plans surrendered in connection with the purchase of Shares upon exercise of an Option as described in Section 12.2, (b) any Shares withheld, deducted, or delivered
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from an award granted under the Prior Plans in connection with the Company’s tax withholding obligations as described in Section 19.3, (c) any Shares purchased by the Company with proceeds from option exercises, or (d) subject to a SAR granted under the Plan or the Prior Plans that is settled in Shares that were not issued upon the net settlement or net exercise of such SAR.
5.
EFFECTIVE DATE, TERM, AND AMENDMENTS

5.1   Effective Date.
The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the shareholders of the Company within twelve (12) months of the Effective Date. Upon approval of the Plan by the Company’s shareholders, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders do not approve the Plan within twelve (12) months of the Effective Date, any Awards made under the Plan on or after the Effective Date shall not be exercisable, settleable, or deliverable, except to the extent such Awards could have otherwise been made under the Plan. Following the Effective Date, no awards shall be made under the Prior Plans. Notwithstanding the foregoing, Shares reserved under the Prior Plans to settle awards which are made under the Prior Plans prior to the Effective Date may be issued and delivered following the Effective Date to settle such awards.
5.2   Term.
The Plan shall terminate on the first to occur of  (a) 11:59 pm ET on the day before the tenth anniversary of the Effective Date and (b) the date determined in accordance with Section 5.3. No Awards may be granted after termination of the Plan, and, upon such termination of the Plan, all then-outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other document evidencing such Awards).
5.3   Amendment, Suspension, and Termination of the Plan.
The Committee may, at any time and from time to time, amend, suspend, or terminate the Plan; provided, that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s shareholders to the extent provided by the Committee or required by Applicable Laws. No amendment will be made to the no-repricing provisions of Section 3.5 or the Option/SAR pricing provisions of Section 8.1 or Section 9.1 without the approval of the Company’s shareholders.
6.
AWARD ELIGIBILITY AND LIMITATIONS

6.1   Service Providers and Other Persons.
Subject to this Section 6, Awards may be made under the Plan to: (a) any Service Provider, as the Committee shall determine and designate from time to time and (b) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.
6.2   Limitation on Shares Subject to Awards and Cash Awards.
Subject to adjustment as provided in Section 18, during any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:
(a)   the maximum number of Shares subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 is One Million (1,000,000) Shares in a calendar year;
(b)   the maximum number of Shares that can be granted under the Plan, other than pursuant to Options or SARs, to any person eligible for an Award under Section 6 is One Million (1,000,000) Shares in a calendar year; and
(c)   the maximum amount that may be paid as a cash-settled Performance Award in respect of a performance period of one year or less to any person eligible for an Award shall be Five Million Dollars ($5,000,000), and the maximum amount that may be paid as a cash-settled Performance Award in respect of a performance period greater than one year to any person eligible for an Award shall be Five Million Dollars ($5,000,000).
6.3   Stand-Alone, Additional, Tandem and Substitute Awards.
Subject to Section 3.5, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. Subject to Section 3.5, if an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the
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grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.5, the Option Price of an Option or the SAR Exercise Price of a SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the original date of grant; provided, that, the Option Price or SAR Exercise Price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Share Option and consistent with Code Section 409A for any other Option or SAR.
7.
AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Share Options or Incentive Share Options, and in the absence of such specification such options shall be deemed Non-qualified Share Options. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.
8.
TERMS AND CONDITIONS OF OPTIONS

8.1   Option Price.
The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of a Share on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Share Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.
8.2   Vesting and Exercisability.
Subject to Sections 8.3 and 18.3, each Option granted under the Plan shall become vested and/or exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing; provided, that no Option shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or become exercisable within a six (6)-month period starting on the Grant Date. For purposes of this Section 8.2, fractional numbers of Shares subject to an Option shall be rounded down to the next nearest whole number.
8.3   Term.
Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Share Option shall not be exercisable after the expiration of five (5) years from its Grant Date.
8.4   Termination of Service.
Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
8.5   Limitations on Exercise of Option.
Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein or after the occurrence of an event referred to in Section 18 which results in termination of the Option.
8.6   Method of Exercise.
Subject to the terms of Section 12 and Section 19.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company of notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of Shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the Shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.
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8.7   Rights of Holders of Options.
Unless otherwise stated in the applicable Award Agreement, an individual or entity holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares or to receive notice of any meeting of the Company’s shareholders) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 18, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.
8.8   Delivery of Share Certificates.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the Shares subject to such Option as shall be consistent with Section 3.8.
8.9   Transferability of Options.
Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
8.10   Family Transfers.
If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Share Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (a) a gift; (b) a transfer under a domestic relations order in settlement of marital property rights; or (c) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.
8.11   Limitations on Incentive Share Options.
An Option shall constitute an Incentive Share Option only (a) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (b) to the extent specifically provided in the related Award Agreement; and (c) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Share Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.
8.12   Notice of Disqualifying Disposition.
If any Grantee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Share Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.
9.
TERMS AND CONDITIONS OF SHARE APPRECIATION RIGHTS

9.1   Right to Payment and SAR Exercise Price.
A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one Share on the date of exercise over (b) the SAR Exercise Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be at least the Fair Market Value of one (1) Share on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one Share on the SAR Grant Date; and provided further that a Grantee may only exercise either the SAR or the Option with which it is granted in tandem and not both.
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9.2   Other Terms.
The Committee shall determine on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. No SAR will be granted to a person who is entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.
9.3   Term.
Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.
9.4   Transferability of SARs.
Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
9.5   Family Transfers.
If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a “not for value” transfer is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights; or (c) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to a SAR shall be subject to the same restrictions on transfer or shares as would have applied to the Grantee. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.
10.
TERMS AND CONDITIONS OF RESTRICTED SHARES AND SHARE UNITS

10.1   Grant of Restricted Shares or Share Units.
Awards of Restricted Shares or Share Units may be made for consideration or no consideration (other than the par value of the Shares which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).
10.2   Restrictions.
At the time a grant of Restricted Shares or Share Units is made, the Committee may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Shares or Share Units. Each Award of Restricted Shares or Share Units may be subject to a different restricted period. The Committee may in its sole discretion, at the time a grant of Restricted Shares or Share Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Shares or Share Units as described in Section 14. Neither Restricted Shares nor Share Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares or Share Units.
10.3   Restricted Share Certificates.
Pursuant to Section 3.8, to the extent that ownership of Restricted Shares is evidenced by a book-entry registration or direct registration, such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Shares under the Plan and the applicable Award Agreement. Subject to Section 3.8 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Shares have been granted, share certificates representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (a) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the shares of Restricted Shares are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to
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the Company with respect to each certificate, or (b) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
10.4   Rights of Holders of Restricted Shares.
Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Shares shall have the right to vote such Shares and the right to receive any dividends declared or paid with respect to such Shares. The Committee may provide that any dividends paid on Restricted Shares must be reinvested in Shares, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Shares. All distributions, if any, received by a Grantee with respect to Restricted Shares as a result of any share split, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original grant. Holders of Restricted Shares may not make an election under Code Section 83(b) with regard to the grant of Restricted Shares, and any holder who attempts to make such an election shall forfeit the Restricted Shares.
10.5   Rights of Holders of Share Units.
         10.5.1   Voting and Dividend Rights.
Holders of Share Units shall have no rights as shareholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Shares subject to such Share Units, to direct the voting of the Shares subject to such Share Units, or to receive notice of any meeting of the Company’s shareholders). The Committee may provide in an Award Agreement evidencing a grant of Share Units that the holder of such Share Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Shares, a cash payment for each Share Unit held equal to the per-share dividend paid on the Shares. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Share Units at a price per unit equal to the Fair Market Value of a Share on the date that such dividend is paid. Notwithstanding the foregoing, if a grantor trust is established in connection with the Awards of Share Units and Shares are held in the grantor trust for purposes of satisfying the Company’s obligation to deliver Shares in connection with such Share Units, the Award Agreement for such Share Units may provide that such cash payment shall be deemed reinvested in additional Share Units at a price per unit equal to the actual price paid for each Share by the trustee of the grantor trust upon such trustee’s reinvestment of the cash dividend received.
         10.5.2   Creditor’s Rights.
A holder of Share Units shall have no rights other than those of a general creditor of the Company. Share Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.
10.6   Termination of Service.
Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Shares or Share Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Shares or Share Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Shares or any right to receive dividends with respect to Restricted Shares or Share Units.
10.7   Purchase of Restricted Shares and Shares Subject to Share Units.
The Grantee shall be required, to the extent required by Applicable Laws, to purchase the Restricted Shares or Shares subject to vested Share Units from the Company at a Purchase Price equal to the greater of  (a) the aggregate par value of the Shares represented by such Restricted Shares or Share Units or (b) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Shares or Share Units. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Committee, in consideration for past or future Services rendered to the Company or an Affiliate.
10.8   Delivery of Shares.
Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Restricted Shares or Share Units settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration or a share certificate evidencing ownership of such Shares shall, consistent with Section 3.8, be issued, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Share Unit once the Shares represented by the Share Unit has been delivered.
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11.
TERMS AND CONDITIONS OF UNRESTRICTED SHARE AWARDS AND OTHER EQUITY-BASED AWARDS

The Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Committee) an Unrestricted Shares Award to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions (“Unrestricted Shares”) under the Plan. Unrestricted Shares may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.
The Committee may, in its sole discretion, grant Awards to participants in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11 may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Other Equity-Based Awards, the Grantee shall have no further rights with respect to such Award.
12.
FORM OF PAYMENT FOR OPTIONS AND RESTRICTED SHARES

12.1   General Rule.
Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Shares shall be made in cash or in cash equivalents acceptable to the Company.
12.2   Surrender of Shares.
To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Shares may be made all or in part through the tender or attestation to the Company of Shares, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender, as applicable.
12.3   Cashless Exercise.
With respect to an Option only (and not with respect to Restricted Shares), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part (a) by delivery (on a form acceptable to the Committee) by the Grantee of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3   , or, (b) with the consent of the Company, by the Grantee electing to have the Company issue to Grantee only that the number of Shares equal in value to the difference between the Option Price and the Fair Market Value of the Shares subject to the portion of the Option being exercised.
12.4   Other Forms of Payment.
To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for Shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Shares may be made in any other form that is consistent with Applicable Laws, regulations and rules, including, without limitation, Service to the Company or an Affiliate or net exercise.
13.
TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1   Dividend Equivalent Rights.
A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such
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Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from the terms and conditions of such other Award. A cash amount credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved. Nothing in this Section 13.1 or otherwise under the Plan shall be construed to prohibit the payment of distributions from the Partnership in respect of LTIP Units as provided for by the Committee in the Award Agreement for such LTIP Units (or which otherwise may apply to Awards of LTIP Units under the Operating Partnership Agreement).
13.2   Termination of Service.
Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.
14.
TERMS AND CONDITIONS OF PERFORMANCE AWARDS

14.1   Grant of Performance Awards.
Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards to a Grantee in such amounts and upon such terms as the Committee shall determine.
14.2   Value of Performance Awards.
Each Performance Award shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Awards that will be paid out to the Grantee.
14.3   Earning of Performance Awards.
Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Awards shall be entitled to receive payout on the value and number of the Performance Awards earned by the Grantee over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
14.4   Form and Timing of Payment of Performance Awards.
Payment of earned Performance Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period; provided that, unless specifically provided in the Award Agreement pertaining to the grant of the Award, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which the Performance Period ends. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
14.5   Performance Conditions.
The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.
14.6   Settlement of Awards; Other Terms.
Settlement of such Performance Awards shall be in cash, Shares, other Awards, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Awards.
14.7   Performance Measures.
Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any Performance Measures as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate. The Committee also has the authority to provide for accelerated vesting of any Performance Award based on the achievement of performance goals.
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15.
TERMS AND CONDITIONS OF LONG-TERM INCENTIVE UNITS

LTIP Units are intended to be profits interests in the operating partnership affiliated with the Company, if any (such operating partnership, if any, the “Operating Partnership”), the rights and features of which, if applicable, will be set forth in the agreement of limited partnership for the Operating Partnership (the “Operating Partnership Agreement”) and an applicable Award Agreement. Subject to the terms and provisions of the Plan and the Operating Partnership Agreement, the Committee, at any time and from time to time, may grant LTIP Units to Plan participants in such amounts and upon such terms as the Committee shall determine, which need not be the same with respect to each Grantee. LTIP Units must be granted for service to the Operating Partnership. Subject to Section 18, each LTIP Unit granted under the Plan shall vest at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement.
16.
PARACHUTE LIMITATIONS

If the Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right to exercise, vesting, payment or benefit to the Grantee under the Plan shall be reduced or eliminated:
(a)   to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and
(b)   if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.
The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Shares or Share Units, then by reducing or eliminating any other remaining Parachute Payments.
17.
REQUIREMENTS OF LAW

17.1   General.
No participant in the Plan will be permitted to acquire, or will have any right to acquire, Shares thereunder if such acquisition would be prohibited by any share ownership limits contained in charter or bylaws or would impair the Company’s status as a REIT. The Company shall not be required to offer, sell or issue any Shares under any Award if the offer, sale or issuance of such Shares would constitute a violation by the Grantee, any other individual or entity exercising an Option, or the Company or an Affiliate of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the offering, listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be offered, issued or sold to the Grantee or any other individual or entity exercising an Option pursuant to such Award unless such offering, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in Shares or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to offer, sell or issue such Shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual or entity exercising an Option or SAR or accepting delivery of such Shares may acquire such Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of Shares pursuant to the Plan to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in Shares) shall not be exercisable until the Shares covered by such Option (or SAR) are registered under
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the securities laws thereof or are exempt from such registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
17.2   Rule 16b-3.
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
18.
EFFECT OF CHANGES IN CAPITALIZATION

18.1   Changes in Shares.
If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Company on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Sections 4.1 and 6.2, shall be adjusted proportionately and accordingly by the Company in a manner deemed equitable by the Committee. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares affected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Committee shall, in such manner as the Committee deems appropriate, adjust (a) the number and kind of shares subject to outstanding Awards and/or (b) the exercise price of outstanding Options and Share Appreciation Rights to reflect such distribution.
18.2
Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 18.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the Shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 18.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of Shares subject to the Performance Awards would have been entitled to receive immediately following such transaction.
18.3   Change in Control.
   18.3.1   Vesting.
(a)   With respect to Awards other than any Performance Awards and any Other Equity-Based Awards, upon the occurrence of a Change in Control, in each case as of immediately prior to but contingent on the occurrence of such Change in Control, (i) all outstanding Options and SARs shall be deemed to have vested, and all restrictions and conditions applicable to such Options and SARs shall be deemed to have lapsed; (ii) all outstanding Restricted Shares and Share Units shall be deemed to have vested, and all restrictions and conditions applicable to such Restricted
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Shares and Share Units shall be deemed to have lapsed, and any Shares subject thereto shall be delivered unless the Committee determines to cash out such Award as described in Section 18.3.2 and any cash payment required thereunder shall be made; (iii) all outstanding Dividend Equivalent Rights shall be deemed to have vested, and all restrictions and conditions applicable to such Dividend Equivalent Rights shall be deemed to have lapsed, and any Shares subject thereto shall be delivered unless the Committee determines to cash out such Award as described in Section 18.3.2 and any cash payment required thereunder shall be made; and (iv) all outstanding LTIP Units shall be deemed to have vested, and all restrictions and conditions applicable to such LTIP Units shall be deemed to have lapsed;
(b)   With respect to any Performance Award, upon the occurrence of a Change in Control, (i) if less than half of the Performance Period has lapsed, such Awards shall be earned, as of immediately prior to but contingent on the occurrence of such Change in Control, based on deemed achievement of target performance, and (ii) if at least half of the Performance Period has lapsed, such Awards shall be earned, immediately prior to but contingent on the occurrence of such Change in Control, based on the greater of  (A) deemed achievement of target performance or (B) determination of actual performance as of a date reasonably proximal to the date of consummation of such Change in Control as determined by the Committee in its sole discretion.
(c)   With respect to any Other Equity-Based Award, upon the occurrence of a Change in Control, Other-Equity Based Awards shall be governed by the terms of the applicable Award Agreement
18.3.2   Treatment.
Upon the occurrence of a Change in Control, one or more of the following actions shall be taken by the Committee:
(a)   The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Shares, Share Units, and Dividend Equivalent Rights (for Shares payable thereunder, if any) and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash and/or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Shares, Share Units, and Dividend Equivalent Rights (for Shares payable thereunder, if any), equal to the formula or fixed price per Share paid to holders of Shares and, in the case of Options or SARs, equal to the product of the number of Shares subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (A) the formula or fixed price per share paid to holders of Shares pursuant to such Change in Control exceeds (B) the Option Price or SAR Exercise Price applicable to such Award Shares;
(b)   The Committee may provide written notice to holders of Options and SARs that, for a period of at least fifteen (15) days prior to such Change in Control (unless (i) a shorter period is required to permit a timely closing of the transaction and (ii) such shorter period still offers the Grantee a reasonable opportunity to exercise the Option or SAR) (such period, the “Exercise Window”), all outstanding Options and SARs shall become immediately exercisable and shall remain exercisable for such Exercise Window, and (A) any exercise of an Option or SAR during such Exercise Window shall be conditioned upon the consummation of such Change in Control and shall be effective only immediately before the consummation of such Change in Control, and (B) upon consummation of such Change in Control, all outstanding but unexercised Options and SARs shall terminate, provided that the Committee shall send notice of an event that will result in such a termination to all holders of Options and SARs not later than the time at which the Company gives notice thereof to its shareholders; and/or
(c)   The Committee may make provision in writing in connection with such Change in Control for the assumption and continuation of Options and SARs theretofore granted, or for substitution of such Options and SARs for new common stock option and stock appreciation rights relating to the stock of the successor entity, or a parent or subsidiary thereof, with appropriate adjustment as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices.
18.4   Adjustments.
Adjustments under this Section 18 related to Shares or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. This Section 18 does not limit the Company’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company or an Affiliate that does not constitute a Change in Control.
18.5   No Limitations on Company.
The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.
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19.
GENERAL PROVISIONS

19.1   Disclaimer of Rights.
No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual or entity the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any individual or entity at any time, or to terminate any employment or other relationship between any individual or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
19.2   Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Committee in its discretion determines desirable.
19.3   Withholding Taxes.
The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or an Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, that if there is a same-day sale of Shares subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or an Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (a) by causing the Company or an Affiliate to withhold Shares otherwise issuable to the Grantee or (b) by delivering to the Company or an Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or an Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of Shares that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of Shares pursuant to such Award, as applicable, cannot exceed such number of Shares having a Fair Market Value equal to the minimum statutory amount required by the Company or an Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of Shares; provided, however, for so long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Board or the Committee has full discretion to choose, or to allow a Grantee to elect, to withhold a number of Shares having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding obligation (but such withholding may in no event be in excess of the maximum required statutory withholding amount(s) in such Grantee’s relevant tax jurisdictions).
19.4   Captions.
The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
19.5   Other Provisions.
Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
19.6   Number and Gender.
With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.
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19.7   Severability.
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
19.8   Governing Law.
The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
19.9   Code Section 409A.
The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Committee. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan or an Award Agreement during the six (6)-month period immediately following the Grantee’s Separation from Service will instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee’s separation from service (or the Grantee’s death, if earlier).
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To record adoption of the Plan by the Board as of March 22, 2021, and approval of the Plan by the shareholders on April 30, 2021, the Company has caused its authorized officer to execute the Plan.
RLJ LODGING TRUST

By:   Anita Cooke Wells
Title:   Secretary
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Shareowner ServicesP.O. Box 64945St. Paul, MN 55164-0945Address Change? Mark box, sign, and indicate changes below: TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.The Board of Trustees Unanimously Recommends a Vote “FOR ALL” the Listed Nominees and a Vote “FOR” Proposals 2 ,3 and 4 . 1.The election of 9 Trustees, each for a term expiring at the 2021 annual meeting of shareholders:FORAGAINSTABSTAIN01Robert L. Johnson02Leslie D. Hale03Evan Bayh04Arthur R. Collins05Nathaniel A. Davis06Patricia L. Gibson07Robert M. La Forgia08Robert J. McCarthy09Glenda G. McNeal2.To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020; andFORAGAINSTABSTAIN3.To approve (on a non-binding basis) the compensation of our named executive officers.FORAGAINSTABSTAIN 4. To approve the RLJ Lodging Trust 2021 equity Incent we plan FORAGAINSTABSTAIN THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.Date _____________________________________Signature(s) in BoxPlease sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis-trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

RLJ Lodging TrustANNUAL MEETING OF SHAREHOLDERSFriday, April 30, 202112:00 noon Eastern TimeBethesda Residence Inn7335 Wisconsin AvenueBethesda, MD 20814RLJ Lodging Trust3 Bethesda Metro CenterSuite 1000Bethesda, MD 20814proxyThis Proxy is solicited by the Board of Trustees for use at the Annual Meeting on April 30, 2021.The common shares you hold in your account will be voted as you specify on the reverse side.If no choice is specified, the Proxy will be voted “FOR ALL” all nominees listed in Proposal 1 and “FOR” Proposals 2 and 3.By signing the Proxy, you hereby revoke all prior proxies and appoint Robert L. Johnson, Leslie D. Hale, Frederick D. McKalip and Anita Cooke Wells, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.Vote by Internet, Telephone or Mail24 Hours a Day, 7 Days a WeekYour phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET/MOBILEPHONEMAILwww.proxypush.com/rlj1-866-883-3382 Mark, sign and date your ProxyUse the Internet to vote your ProxyUse a touch-tone telephone tocard and return it in the until 11:59 p.m. (CT) onvote your proxy until 11:59 p.m.postage-paid envelope provided.April 30, 2020.(CT) on April 30, 2020.If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.